REGISTRATION NO.  2-90305
                                                       REGISTRATION NO. 811-3999

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-1A
                                   ---------
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933            [X]
                          Pre-Effective Amendment No.            [ ]
                        Post-Effective Amendment No. 37          [X]
                                     and/or
                          REGISTRATION STATEMENT UNDER
                       THE INVESTMENT COMPANY ACT OF 1940        [X]
                                AMENDMENT NO. 37
                        (check appropriate box or boxes)
                                   ---------
                        JOHN HANCOCK INVESTMENT TRUST II
                       (FORMERLY FREEDOM INVESTMENT TRUST)
               (Exact name of Registrant as Specified in Charter)

                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603
                   (address of Principal Executive Officers)
       Registrant's Telephone Number, including Area Code (617) 375-1700
                                   ----------
                                 SUSAN S. NEWTON
                          Vice President and Secretary
                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603
                    (Name and Address of Agent for Service)
                                   ---------

It is proposed that this filing will become effective (check appropriate box) [ ] immediately upon filing pursuant to paragraph (b)
[X] on March 1, 1997 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)
[ ] on (date) pursuant to paragraph (a) of Rule 485

     Pursuant to Rule 24f-2 under the Investment Company Act of 1940, Registrant has registered an indefinite number of shares under the Securities Act of 1933. The Registrant filed the notice required by Rule 24f-2 for its most recent fiscal year on or about December 27, 1996.

                               INVESTMENT TRUST II


                                      CROSS
                                 REFERENCE SHEET


   Item Number                                                            Statement of Additional
Form N-1A Part A                      Prospectus Caption                    Information Caption
----------------                      ------------------                    -------------------
        1                  Front Cover Page                                          *

        2                  Expense Information;                                      *
                           The Fund's Expenses; Share Price


        3                  The Fund's Financial Highlights;                          *
                           Performance

        4                  Investment Objective and Policies;                        *
                           Organization and Management of the Fund

        5                  Organization and Management of the Fund;                  *
                           The Fund's Expenses; Back Cover Page

        6                  Organization and Management of the Fund;                  *
                           Dividends and Taxes;
                           How to Buy Shares; How to Redeem Shares;
                           Additional Services and Programs

        7                  How to Buy Shares;                                        *
                           Share Price; Additional Services and
                           Programs; Alternative Purchase
                           Arrangements; The Fund's Expenses; Back
                           Cover
                           Page

        8                  How to Redeem Shares                                      *

        9                  Not Applicable                                            *


   Item Number                                                             Statement of Additional
Form N-1A Part A                       Prospectus Caption                    Information Caption
----------------                       ------------------                    -------------------

       10                                      *                       Front Cover Page

       11                                      *                       Table of Contents

       12                                      *                       Organization of the Fund

       13                                      *                       Investment Objectives and
                                                                       Policies; Certain Investment
                                                                       Practices; Investment
                                                                       Restrictions

       14                                      *                       Those Responsible for
                                                                       Management

       15                                      *                       Those Responsible for
                                                                       Management

       16                                      *                       Investment Advisory and Other
                                                                       Services;
                                                                       Distribution Contracts;
                                                                       Transfer Agent Services;
                                                                       Custody of Portfolio;
                                                                       Independent Auditors

       17                                      *                       Brokerage Allocation

       18                                      *                       Description of the Fund's
                                                                       Shares

       19                                      *                       Net Asset Value; Additional
                                                                       Services and Programs

       20                                      *                       Tax Status

       21                                      *                       Distribution Contract

       22                                      *                       Calculation of Performance

       23                                      *                       Financial Statements


                              JOHN HANCOCK

                              GROWTH
                              FUNDS



                              [LOGO OF JOHN HANCOCK FUNDS]
--------------------------------------------------------------------------------

PROSPECTUS
MARCH 1, 1997

This prospectus gives vital information about these funds. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

Please note that these funds:
- are not bank deposits
- are not federally insured
- are not endorsed by any bank or government agency
- are not guaranteed to achieve their goal(s)


Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


DISCIPLINED GROWTH FUND

DISCOVERY FUND

EMERGING GROWTH FUND

FINANCIAL INDUSTRIES FUND

GROWTH FUND

REGIONAL BANK FUND

SPECIAL EQUITIES FUND

SPECIAL OPPORTUNITIES FUND


[LOGO OF JOHN HANCOCK FUNDS] JOHN HANCOCK FUNDS
                             A Global Investment Management Firm

                             101 Huntington Avenue, Boston, Massachusetts
                             02199-7603

CONTENTS

-------------------------------------------------------------------------------------------------


A fund-by-fund look at goals,                DISCIPLINED GROWTH FUND                       4
strategies, risks, expenses and
financial history.                           DISCOVERY FUND                                6

                                             EMERGING GROWTH FUND                          8

                                             FINANCIAL INDUSTRIES FUND                    10

                                             GROWTH FUND                                  12

                                             REGIONAL BANK FUND                           14

                                             SPECIAL EQUITIES FUND                        16

                                             SPECIAL OPPORTUNITIES FUND                   18



Policies and instructions for opening,       YOUR ACCOUNT
maintaining and closing an account
in any growth fund.                          Choosing a share class                       20

                                             How sales charges are calculated             20

                                             Sales charge reductions and waivers          21

                                             Opening an account                           21

                                             Buying shares                                22

                                             Selling shares                               23

                                             Transaction policies                         25

                                             Dividends and account policies               25

                                             Additional investor services                 26




Details that apply to the growth             FUND DETAILS
funds as a group.
                                             Business structure                           27

                                             Sales compensation                           28

                                             More about risk                              30


                                             FOR MORE INFORMATION                 BACK COVER


OVERVIEW

--------------------------------------------------------------------------------


FUND INFORMATION KEY
Concise fund-by-fund descriptions begin on the next page. Each description provides the following information:

[LOGO OF GOAL AND STRATEGY] GOAL AND STRATEGY The fund's particular investment goals and the strategies it intends to use in pursuing those goals.

[LOGO OF PORTFOLIO SECURITIES] PORTFOLIO SECURITIES The primary types of securities in which the fund invests. Secondary investments are described in "More about risk" at the end of the prospectus.

[LOGO OF RISK FACTORS] RISK FACTORS The major risk factors associated with the fund.

[LOGO OF PORTFOLIO MANAGEMENT] PORTFOLIO MANAGEMENT The individual or group (including subadvisers, if any) designated by the investment adviser to handle the fund's day-to-day management.

[LOGO OF EXPENSES] EXPENSES The overall costs borne by an investor in the fund, including sales charges and annual expenses.

[LOGO OF FINANCIAL HIGHLIGHTS] FINANCIAL HIGHLIGHTS A table showing the fund's financial performance for up to ten years, by share class. A bar chart showing total return allows you to compare the fund's historical risk level to those of other funds.

GOAL OF THE GROWTH FUNDS

John Hancock growth funds seek long-term growth by investing primarily in common stocks. Each fund has its own strategy and its own risk/reward profile. Because you could lose money by investing in these funds, be sure to read all risk disclosure carefully before investing.

WHO MAY WANT TO INVEST

These funds may be appropriate for investors who:

- have longer time horizons
- are willing to accept higher short-term risk along with higher potential long-term returns
- want to diversify their portfolios
- are seeking funds for the growth portion of an asset allocation portfolio
- are investing for retirement or other goals that are many years in the future

Growth funds may NOT be appropriate if you:

- are investing with a shorter time horizon in mind
- are uncomfortable with an investment that will go up and down in value

THE MANAGEMENT FIRM

All John Hancock growth funds are managed by John Hancock Advisers, Inc. Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Mutual Life Insurance Company and manages more than $19 billion in assets.

DISCIPLINED GROWTH FUND

REGISTRANT NAME: JOHN HANCOCK INVESTMENT TRUST II                    TICKER SYMBOL  CLASS A: SVAAX  CLASS B: FEQVX
------------------------------------------------------------------------------------------------------------------

GOAL AND STRATEGY

[LOGO OF GOAL AND STRATEGY] The fund seeks long-term growth of capital. To pursue this goal, the fund invests in established, growing companies that have demonstrated superior earnings growth and stability. Under normal circumstances, the fund invests at least 65% of assets in these companies, without concentration in any one industry. The fund also looks for the following characteristics:

- predictability of earnings
- a low level of debt
- seasoned management
- a strong market position

Many of the fund's investments are in medium or large capitalization companies. The fund invests for income as a secondary goal.

PORTFOLIO SECURITIES

[LOGO OF PORTFOLIO SECURITIES] The fund invests primarily in the common stocks of U.S. companies. It may also invest in warrants, preferred stocks and convertible debt securities.

For liquidity and flexibility, the fund may place up to 15% of net assets in cash or in investment-grade short-term securities. In abnormal market conditions, it may invest up to 80% in these securities as a defensive tactic. The fund also may invest in certain higher-risk securities, and may engage in other investment practices.

RISK FACTORS

[LOGO OF RISK FACTORS] As with any growth fund, the value of your investment will fluctuate in response to stock market movements.

To the extent that the fund invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. Before you invest, please read "More about risk" starting on page 30.

PORTFOLIO MANAGEMENT

[LOGO OF PORTFOLIO MANAGEMENT] John F. Snyder III and Jere E. Estes are the leaders of the fund's portfolio management team. Mr. Snyder is an executive vice president of the adviser and has been a team member since July 1992. He has been an investment manager since 1971. Mr. Estes has been a part of the fund's management team since joining John Hancock in July 1992. He has been in the investment business since 1967.

--------------------------------------------------------------------------------

INVESTOR EXPENSES

[LOGO OF EXPENSES] Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past year, adjusted to reflect any changes. Future expenses may be greater or less.

-----------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES                       CLASS A        CLASS B
-----------------------------------------------------------------------------
Maximum sales charge imposed on purchases
(as a percentage of offering price)                    5.00%          none
-----------------------------------------------------------------------------
Maximum sales charge imposed on
reinvested dividends                                   none           none
-----------------------------------------------------------------------------
Maximum deferred sales charge                          none(1)        5.00%
-----------------------------------------------------------------------------
Redemption fee(2)                                      none           none
-----------------------------------------------------------------------------
Exchange fee                                           none           none

-----------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (as a % of average net assets)
-----------------------------------------------------------------------------
Management fee                                         0.75%          0.75%
-----------------------------------------------------------------------------
12b-1 fee(3)                                           0.30%          1.00%
-----------------------------------------------------------------------------
Other expenses                                         0.43%          0.43%
-----------------------------------------------------------------------------
Total fund operating expenses                          1.48%          2.18%
-----------------------------------------------------------------------------

EXAMPLE The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.

------------------------------------------------------------------------
  SHARE CLASS                      YEAR 1    YEAR 3    YEAR 5    YEAR 10
------------------------------------------------------------------------
  Class A shares                   $64       $94       $127      $218
------------------------------------------------------------------------
  Class B shares
------------------------------------------------------------------------
    Assuming redemption
    at end of period               $72       $98       $137      $234
------------------------------------------------------------------------
    Assuming no redemption         $22       $68       $117      $234
------------------------------------------------------------------------

    This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.

(1) Except for investments of $1 million or more; see "How sales charges are calculated."
(2) Does not include wire redemption fee (currently $4.00).
(3) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.


4  DISCIPLINED GROWTH FUND

------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

[LOGO OF FINANCIAL HIGHLIGHTS] The figures below have been audited by the fund's independent auditors, Price Waterhouse LLP.

VOLATILITY, AS INDICATED BY
CLASS B YEAR-BY-YEAR TOTAL INVESTMENT
  RETURN (%)                  (16.44)(4)   26.69      14.27    (16.46)   30.21     7.22      12.34     0.78     11.51    21.89
(scale varies from fund to
  fund)

------------------------------------------------------------------------------------------------------------------------------------
CLASS A - PERIOD ENDED:                                                            10/92(1)  10/93     10/94    10/95     10/96
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                               $12.81   $ 10.99   $ 12.39  $ 12.02   $ 12.77
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                         0.06(2)   0.08(2)   0.10     0.08(2)   0.07(2)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain
  (loss) on investments                                                             (0.06)     1.34      0.07     1.29      2.82
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                     0.00      1.42      0.17     1.37      2.89
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
  Dividends from net investment income                                              (0.07)    (0.02)    (0.10)   (0.10)       --
------------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized
    gain on investments sold                                                        (1.74)       --     (0.44)   (0.52)    (0.10)
------------------------------------------------------------------------------------------------------------------------------------
  Distributions from capital paid-in                                                (0.01)       --        --       --        --
------------------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                               (1.82)    (0.02)    (0.54)   (0.62)    (0.10)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                     $10.99   $ 12.39   $ 12.02  $ 12.77   $ 15.56
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN AT NET ASSET
  VALUE(3)(%)                                                                        0.19(4)  12.97      1.35    12.21     22.78
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s
  omitted)($)                                                                       1,771    23,372    23,292   27,692    28,760
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net
  assets(%)                                                                          1.73(5)   1.60      1.53     1.46      1.47
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
  (loss) to average net assets(%)                                                    0.62(5)   0.64      0.83     0.69      0.46
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(%)                                                            246        71        60       65        78
------------------------------------------------------------------------------------------------------------------------------------
Average brokerage commission rate(6)($)                                               N/A       N/A       N/A      N/A    0.0698
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
CLASS B - PERIOD ENDED:        10/87(1)     10/88     10/89     10/90    10/91     10/92     10/93     10/94    10/95     10/96
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period                       $ 10.00     $  8.34    $10.29   $ 11.52   $ 9.22    $11.71    $10.97    $12.31   $11.95   $ 12.69
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)      0.06        0.13      0.19      0.18     0.07      0.01(2)   0.02(2)   0.03     0.01(2)  (0.03)(2)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
  gain (loss) on investments     (1.70)       2.05      1.25     (2.00)    2.67      1.05      1.33      0.07     1.28      2.79
------------------------------------------------------------------------------------------------------------------------------------
Total from investment
  operations                     (1.64)       2.18      1.44     (1.82)    2.74      1.06      1.35      0.10     1.29      2.76
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
  Dividends from net
    investment income            (0.02)      (0.09)    (0.12)    (0.20)   (0.20)    (0.03)    (0.01)    (0.02)   (0.03)       --
------------------------------------------------------------------------------------------------------------------------------------
  Distributions from net
    realized gain on
    investments sold                --       (0.14)    (0.09)    (0.28)   (0.05)    (1.76)       --     (0.44)   (0.52)    (0.10)
------------------------------------------------------------------------------------------------------------------------------------
  Distributions from capital
    paid-in                         --          --        --        --       --     (0.01)       --        --       --        --
------------------------------------------------------------------------------------------------------------------------------------
  Total distributions            (0.02)      (0.23)    (0.21)    (0.48)   (0.25)    (1.80)    (0.01)    (0.46)   (0.55)    (0.10)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period $  8.34     $ 10.29    $11.52   $  9.22   $11.71    $10.97    $12.31    $11.95   $12.69   $ 15.35
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN AT
  NET ASSET VALUE(3)(%)         (16.44)(4)   26.69     14.27    (16.46)   30.21      7.22     12.34      0.78    11.51     21.89
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
  (000s omitted)($)             14,016      14,927    23,813    17,714   21,826    23,525    93,853    94,431   86,178    92,555
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
  net assets(%)                   2.56(5,7)   2.61(7)   2.30      2.13     2.24      2.27      2.09      2.10     2.11      2.17
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment
  income (loss) to average
  net assets(%)                   0.93(5,7)   1.46(7)   1.75      1.64     0.66      0.10      0.17      0.25     0.06     (0.24)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(%)          40(5)       54        94       165      217       246        71        60       65        78
------------------------------------------------------------------------------------------------------------------------------------
Average brokerage
  commission rate(6)($)            N/A         N/A       N/A       N/A      N/A       N/A       N/A       N/A      N/A    0.0698
------------------------------------------------------------------------------------------------------------------------------------



(1)  Class A and Class B shares commenced operations on January 3, 1992 and April 22, 1987, respectively.
(2)  Based on the average of the shares outstanding at the end of each month.
(3)  Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4)  Not annualized.
(5)  Annualized.
(6)  Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.
(7)  Net of advisory expense reimbursements per share of $0.01 for the fiscal year ended October 31, 1988 and less than $0.01 for the fiscal year ended October 31, 1987.

                                                       DISCIPLINED GROWTH FUND 5

DISCOVERY FUND

REGISTRANT NAME: JOHN HANCOCK INVESTMENT TRUST IV                    TICKER SYMBOL  CLASS A: FRDAX  CLASS B: FRDIX
------------------------------------------------------------------------------------------------------------------

GOAL AND STRATEGY

[LOGO OF GOAL AND STRATEGY] The fund seeks long-term capital appreciation. To pursue this goal, the fund invests in companies that appear to offer superior growth prospects. Under normal circumstances, the fund invests at least 65% of assets in these companies. The fund looks for companies, including small- and medium-sized companies, that have broad market opportunities and consistent or accelerating earnings growth. These companies may:

- occupy a profitable market niche
- have products or technologies that are new, unique or proprietary
- be in an industry that has a favorable long-term growth outlook
- have a capable management team with a significant equity stake

These companies may be in a relatively early stage of development, but will usually have established a record of profitability and a strong financial position. The fund does not invest for income.

PORTFOLIO SECURITIES

[LOGO OF PORTFOLIO SECURITIES] The fund invests primarily in common stocks of U.S. companies and may also invest in warrants, preferred stocks and investment-grade convertible debt securities.

For liquidity and flexibility, the fund may place up to 15% of net assets in cash or in investment-grade short-term securities. In abnormal market conditions, it may invest up to 80% in these securities as a defensive tactic. The fund may invest up to 25% of assets in foreign securities, which carry additional risks. The fund also may invest in certain higher-risk securities, and may engage in other investment practices.

RISK FACTORS

[LOGO OF RISK FACTORS] As with any growth fund, the value of your investment will fluctuate in response to stock market movements. To the extent that the fund invests in small- and medium-sized company stocks, foreign securities and other higher-risk securities, it takes on additional risks that could adversely affect its performance. The fund may experience higher volatility than many other types of growth funds. Before you invest, please read "More about risk" starting on page 30.

PORTFOLIO MANAGEMENT

[LOGO OF PORTFOLIO MANAGEMENT] Bernice S. Behar, CFA, leader of the fund's portfolio management team since March 1994, is a senior vice president of the adviser. She joined the adviser in 1991 and has been in the investment business since 1986.

--------------------------------------------------------------------------------
INVESTOR EXPENSES

[LOGO OF INVESTOR EXPENSES] Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past year, adjusted to reflect any changes. Future expenses may be greater or less.

  ---------------------------------------------------------------------------
  SHAREHOLDER TRANSACTION EXPENSES                     CLASS A        CLASS B
  ---------------------------------------------------------------------------
  Maximum sales charge imposed on purchases
  (as a percentage of offering price)                  5.00%          none
  ---------------------------------------------------------------------------
  Maximum sales charge imposed on
  reinvested dividends                                 none           none
  ---------------------------------------------------------------------------
  Maximum deferred sales charge                        none(1)        5.00%
  ---------------------------------------------------------------------------
  Redemption fee(2)                                    none           none
  ---------------------------------------------------------------------------
  Exchange fee                                         none           none

  ---------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES (as a % of average net assets)
  ---------------------------------------------------------------------------
  Management fee                                       0.75%          0.75%
  ---------------------------------------------------------------------------
  12b-1 fee(3)                                         0.30%          1.00%
  ---------------------------------------------------------------------------
  Other expenses                                       0.61%          0.61%
  ---------------------------------------------------------------------------
  Total fund operating expenses                        1.66%          2.36%
  ---------------------------------------------------------------------------

EXAMPLE The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.

  ----------------------------------------------------------------------
  SHARE CLASS                      YEAR 1    YEAR 3    YEAR 5    YEAR 10
  ----------------------------------------------------------------------
  Class A shares                   $66       $100      $136      $237
  ----------------------------------------------------------------------
  Class B shares
  ----------------------------------------------------------------------
    Assuming redemption
    at end of period               $74       $104      $146      $252
  ----------------------------------------------------------------------
    Assuming no redemption         $24       $74       $126      $252
  ----------------------------------------------------------------------

    This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.

(1) Except for investments of $1 million or more; see "How sales charges are calculated."
(2) Does not include wire redemption fee (currently $4.00).
(3) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.


6  DISCOVERY FUND

------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

[LOGO OF FINANCIAL HIGHLIGHTS] The figures below for each of the five periods ended July 1993 to October 1996 have been audited by the fund's independent auditors, Ernst & Young LLP. Figures for the period ended July 1992 were audited by other independent auditors.

VOLATILITY, AS INDICATED BY CLASS B
YEAR-BY-YEAR TOTAL INVESTMENT RETURN(%)                          10.88(6)   21.63     (7.18)     54.97       16.85      6.69(6)
(scale varies from fund to fund)                                                                                        three
                                                                                                                        months


------------------------------------------------------------------------------------------------------------------------------------
CLASS A - PERIOD ENDED:                                          7/92(1,2)    7/93      7/94       7/95       7/96        10/96(3)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $  9.40    $  8.95   $ 10.81    $  8.56     $ 12.95    $ 15.09
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                       (0.05)     (0.16)    (0.16)(4)  (0.17)(4)   (0.19)(4)  (0.05)(4)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments
and foreign currency transactions                                  (0.40)      2.15     (0.43)      4.83        2.46       1.09
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                   (0.45)      1.99     (0.59)      4.66        2.27       1.04
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gain on investments sold            --      (0.13)    (1.66)     (0.27)      (0.13)        --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $  8.95    $ 10.81   $  8.56    $  2.95     $ 15.09    $ 16.13
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN AT NET ASSET VALUE(5)(%)                   (4.79)(6)  22.33     (6.45)     55.80       17.72       6.89(6)
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)($)                        3,866      4,692     3,226      5,075      32,009     52,479
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets(%)                          1.78(7)    2.17      2.01       2.10        1.72       1.65(7)
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets(%)     (1.20)(7)  (1.61)    (1.64)     (1.73)      (1.26)     (1.20)(7)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(%)                                           138        148       108        118         116         45
------------------------------------------------------------------------------------------------------------------------------------
Average brokerage commission rate(8)($)                              N/A        N/A       N/A        N/A         N/A     0.0628

------------------------------------------------------------------------------------------------------------------------------------
CLASS B - PERIOD ENDED:                                          7/92(1,2)    7/93      7/94       7/95       7/96        10/96(3)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $  8.00   $  8.87    $ 10.65    $  8.34     $ 12.54    $ 14.50
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                       (0.11)    (0.23)     (0.22)(4)  (0.22)(4)   (0.27)(4)  (0.08)(4)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments
and foreign currency transactions                                   0.98      2.14      (0.43)      4.69        2.36       1.05
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                    0.87      1.91      (0.65)      4.47        2.09       0.97
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gain on investments sold            --     (0.13)     (1.66)     (0.27)      (0.13)        --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $  8.87   $ 10.65    $  8.34    $ 12.54     $ 14.50    $ 15.47
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN AT NET ASSET VALUE(5)(%)                   10.88(6)  21.63      (7.18)     54.97       16.85       6.69(6)
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)($)                       34,636    38,672     26,537     31,645      68,591     96,042
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets(%)                          2.56(7)   2.86       2.62       2.70        2.42       2.37(7)
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets(%)     (1.56)(7) (2.26)     (2.24)     (2.34)      (1.96)     (1.93)(7)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(%)                                           138       148        108        118         116         45
------------------------------------------------------------------------------------------------------------------------------------
Average brokerage commission rate(8) ($)                             N/A       N/A        N/A        N/A         N/A     0.0628




(1)  Class A and Class B shares commenced operations on January 3, 1992 and August 30, 1991, respectively.
(2)  Covered by report of other independent auditors (not included herein).
(3)  Effective October 31, 1996, the fiscal year end changed from July 31 to October 31.
(4)  Based on the average of the shares outstanding at the end of each month.
(5)  Assumes dividend reinvestment and does not reflect the effect of sales charges.
(6)  Not annualized.
(7)  Annualized.
(8)  Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.


                                                                DISCOVERY FUND 7

EMERGING GROWTH FUND

REGISTRANT NAME: JOHN HANCOCK SERIES TRUST                           TICKER SYMBOL  CLASS A: TAEMX  CLASS B: TSEGX
------------------------------------------------------------------------------------------------------------------

GOAL AND STRATEGY

[LOGO OF GOAL AND STRATEGY] The fund seeks long-term capital appreciation. To pursue this goal, the fund invests in emerging companies (market capitalization of less than $1 billion). Under normal circumstances, the fund invests at least 80% of assets in a diversified portfolio of these companies. The fund looks for companies that show rapid growth but are not yet widely recognized. The fund also may invest in established companies that, because of new management, products or opportunities, offer the possibility of accelerating earnings. The fund does not invest for income.

PORTFOLIO SECURITIES

[LOGO OF PORTFOLIO SECURITIES] The fund invests primarily in the common stocks of U.S. and foreign emerging growth companies, although it may invest up to 20% of assets in other types of companies. The fund may also invest in warrants, preferred stocks and investment-grade convertible debt securities.

For liquidity and flexibility, the fund may place up to 20% of assets in cash or in investment-grade short-term securities. In abnormal market conditions, it may invest more assets in these securities as a defensive tactic. The fund also may invest in certain higher-risk securities, and may engage in other investment practices.

RISK FACTORS

[LOGO OF RISK FACTORS] As with any growth fund, the value of your investment will fluctuate in respo nse to stock market movements. Stocks of emerging growth companies carry higher risks than stocks of larger companies. This is because emerging growth companies:

- may be in the early stages of development
- may be dependent on a small number of products or services
- may lack substantial capital reserves
- do not have proven track records

In addition, stocks of emerging companies are often traded in low volumes, which can increase market and liquidity risks. Before you invest, please read "More about risk" starting on page 30.

PORTFOLIO MANAGEMENT

[LOGO OF PORTFOLIO MANAGEMENT] Bernice S. Behar, CFA, leader of the fund's portfolio management team since April 1996, is a senior vice president of the adviser. She joined the adviser in 1991 and has been in the investment business since 1986.

--------------------------------------------------------------------------------
INVESTOR EXPENSES

[LOGO OF INVESTOR EXPENSES] Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past year, adjusted to reflect any changes. Future expenses may be greater or less.

  ----------------------------------------------------------------------
  SHAREHOLDER TRANSACTION EXPENSES                CLASS A        CLASS B
  ----------------------------------------------------------------------
  Maximum sales charge imposed on purchases
  (as a percentage of offering price)             5.00%          none
  ----------------------------------------------------------------------
  Maximum sales charge imposed on
  reinvested dividends                            none           none
  ----------------------------------------------------------------------
  Maximum deferred sales charge                   none(1)        5.00%
  ----------------------------------------------------------------------
  Redemption fee(2)                               none           none
  ----------------------------------------------------------------------
  Exchange fee                                    none           none

  ----------------------------------------------------------------------
  Annual fund operating expenses (as a % of average net assets)
  ----------------------------------------------------------------------
  Management fee                                  0.75%          0.75%
  ----------------------------------------------------------------------
  12b-1 fee(3)                                    0.25%          1.00%
  ----------------------------------------------------------------------
  Other expenses                                  0.32%          0.32%
  ----------------------------------------------------------------------
  Total fund operating expenses                   1.32%          2.07%
  ----------------------------------------------------------------------

EXAMPLE The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.

  ----------------------------------------------------------------------
  SHARE CLASS                      YEAR 1    YEAR 3    YEAR 5    YEAR 10
  ----------------------------------------------------------------------
  Class A shares                   $63       $90       $119      $201
  ----------------------------------------------------------------------
  Class B shares
  ----------------------------------------------------------------------
    Assuming redemption
    at end of period               $71       $95       $131      $221
  ----------------------------------------------------------------------
    Assuming no redemption         $21       $65       $111      $221
  ----------------------------------------------------------------------

This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.

(1) Except for investments of $1 million or more; see "How sales charges are calculated."
(2) Does not include wire redemption fee (currently $4.00).
(3) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.


8  EMERGING GROWTH FUND

------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

[LOGO OF FINANCIAL HIGHLIGHTS] The figures below have been audited by the fund's independent auditors, Price Waterhouse LLP.

VOLATILITY, AS INDICATED BY
CLASS B YEAR-BY-YEAR TOTAL INVESTMENT
  RETURN (%)                   0.00    33.59   27.40   (11.82)   73.78   6.19   24.53   2.80   33.60   12.48
(scale varies from fund to
  fund)

------------------------------------------------------------------------------------------------------------------------------------
CLASS A - PERIOD ENDED:                                                  10/91(1)   10/92     10/93     10/94    10/95(2)    10/96
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                    $ 18.12   $ 19.26   $ 20.60   $  25.89  $  26.82  $  36.09
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)(3)                                           (0.03)    (0.20)    (0.16)     (0.18)    (0.25)    (0.34)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain
  (loss) on investments                                                    1.17      1.60      5.45       1.11      9.52      5.13
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                           1.14      1.40      5.29       0.93      9.27      4.79
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized
    gain on investments sold                                                 --     (0.60)       --         --        --        --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $ 19.26   $ 20.60   $ 25.89   $  26.82  $  36.09  $  40.88
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN AT NET ASSET
  VALUE(4)(%)                                                              6.29      7.32     25.68       3.59     34.56     13.27
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s
  omitted)($)                                                            38,859    46,137    81,263    131,053   179,481   218,497
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net
  assets(%)                                                                0.33      1.67      1.40       1.44      1.38      1.32
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
  (loss) to average net assets(%)                                         (0.15)    (1.03)    (0.70)     (0.71)    (0.83)    (0.86)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(%)                                                   66        48        29         25        23        44
------------------------------------------------------------------------------------------------------------------------------------
Average brokerage commission rate(5)($)                                     N/A       N/A       N/A        N/A       N/A    0.0698
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
CLASS B - PERIOD ENDED:        10/87(1)     10/88     10/89     10/90    10/91     10/92     10/93     10/94    10/95(2)     10/96
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period                      $   7.89     $  7.89    $10.54   $ 12.56   $ 11.06    $19.22    $20.34    $25.33   $26.04   $ 34.79
------------------------------------------------------------------------------------------------------------------------------------
Net investment income
(loss)(3)                      (0.0021)       0.09     (0.08)    (0.22)    (0.30)    (0.38)    (0.36)    (0.36)   (0.45)    (0.60)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
  gain (loss) on investments    0.0021        2.56      2.83     (1.26)     8.46      1.56      5.35      1.07     9.20      4.94
------------------------------------------------------------------------------------------------------------------------------------
Total from investment
  operations                    0.0000        2.65      2.75     (1.48)     8.16      1.18      4.99      0.71     8.75      4.34
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
  Dividends from net
    investment income               --          --     (0.04)       --        --        --        --        --       --        --
------------------------------------------------------------------------------------------------------------------------------------
  Distributions from net
    realized gain on
    investments sold                --          --     (0.49)    (0.22)       --     (0.60)       --        --       --        --
------------------------------------------------------------------------------------------------------------------------------------
    Total distributions             --          --     (0.53)    (0.22)       --     (0.60)       --        --       --        --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period  $ 7.89      $10.54   $ 12.76   $ 11.06   $ 19.22   $  20.34  $  25.33   $  26.04  $  34.79  $ 39.13

------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN AT
  NET ASSET VALUE(4)(%)           0.00       33.59     27.40    (11.82)    73.78       6.19     24.53       2.80     33.60    12.48
------------------------------------------------------------------------------------------------------------------------------------
Total adjusted investment
 return at net asset
 value(4,6) (%)                  (0.41)      31.00     27.37        --        --         --        --         --        --       --
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
  (000s omitted)($)                 79       3,232     7,877    11,688    52,743    86,923    219,484   283,435    393,478  451,268
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
  net assets(%)                   0.03        3.05      3.48      3.11      2.85      2.64       2.28      2.19       2.11     2.05
------------------------------------------------------------------------------------------------------------------------------------
Ratio of adjusted expenses
 to average net assets(7)(%)      0.44        5.64      3.51        --        --        --         --        --          --      --
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment
  income (loss) to average
  net assets(%)                  (0.03)       0.81     (0.67)    (1.64)    (1.83)    (1.99)     (1.58)    (1.46)     (1.55)   (1.59)
------------------------------------------------------------------------------------------------------------------------------------
Ratio of adjusted net
investment income (loss)
to average net assets(7)(%)      (0.44)      (1.78)    (0.70)       --        --        --         --        --         --       --
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(%)           0         252        90        82        66        48         29        25         23       44
------------------------------------------------------------------------------------------------------------------------------------
Fee reduction per share ($)       0.03        0.29     0.004        --        --        --         --        --         --       --
------------------------------------------------------------------------------------------------------------------------------------
Average brokerage commission
 rate(5)($)                        N/A         N/A       N/A       N/A       N/A       N/A        N/A       N/A        N/A    0.0669



(1)  Class A and Class B shares commenced operations on August 22,1991 and October 26,1987, respectively. (Not annualized.)
(2)  On December 22,1994, John Hancock Advisors, Inc. became the investment advisor of the fund.
(3)  Based on the average of the shares outstanding at the end of each month.
(4)  Assumes dividend reinvestment and does not reflect the effect of sales charges.
(5)  Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.
(6)  An estimated total return calculation that does not take into consideration fee reductions by the advisor during the periods shown.
(7)  Unreimbursed, without fee reduction.

                                                         EMERGING GROWTH FUND 9

FINANCIAL INDUSTRIES FUND

REGISTRANT NAME: JOHN HANCOCK INVESTMENT TRUST II                  TICKER SYMBOL       CLASS A: FIDAX      CLASS B: FIDBX
-----------------------------------------------------------------------------------------------------------------------------


GOAL AND STRATEGY

[LOGO OF GOAL AND STRATEGY] The fund seeks capital appreciation. To pursue this goal, the fund invests in U.S. and foreign financial services companies. These include banks, thrifts, finance companies, brokerage and advisory firms, real estate-related firms and insurance companies.

Under normal circumstances, the fund invests at least 65% of assets in these companies.

PORTFOLIO SECURITIES

[LOGO OF PORTFOLIO SECURITIES] The fund invests primarily in the common stocks of U.S. and foreign companies. It may also invest in warrants, preferred stocks and debt securities.

The fund may invest up to 5% of net assets in junk bonds. For liquidity and flexibility, the fund may place up to 15% of net assets in cash or in investment-grade short-term securities. In abnormal market conditions, it may invest up to 80% in these securities as a defensive tactic. The fund may also invest in certain higher-risk securities and may engage in other investment practices.


RISK FACTORS

[LOGO OF RISK FACTORS] As with any growth fund, the value of your investment will fluctuate in response to stock market movements. Because the fund concentrates in a single sector, its performance is largely dependent on the sector's performance, which may differ from that of the overall stock market. Falling interest rates or deteriorating economic conditions can adversely affect the performance of financial services companies' stocks, while rising interest rates will cause a decline in the value of any debt securities the fund holds. Before you invest, please read "More about risk" starting on page 30.

PORTFOLIO MANAGEMENT

[LOGO OF PORTFOLIO MANAGEMENT] James K. Schmidt, CFA, and Thomas Finucane lead the fund's portfolio management team. Mr. Schmidt has been in the investment business since 1974. He joined the adviser in 1985 and is an executive vice president. Mr. Finucane has been in the investment business since joining the adviser in 1990. He is a second vice president.

--------------------------------------------------------------------------------
INVESTOR EXPENSES


{LOGO OF EXPENSES] Fund investors pay various expenses, either directly or indirectly. The figures below are based on Class A expenses for the past year, adjusted to reflect any changes. No Class B shares were issued or outstanding during the past year. Future expenses may be greater or less.

--------------------------------------------------------------------------------
  SHAREHOLDER TRANSACTION EXPENSES              CLASS A      CLASS B
--------------------------------------------------------------------------------

Maximum sales charge imposed on purchases
(as a percentage of offering price)              5.00%        none
--------------------------------------------------------------------------------
Maximum sales charge imposed on
reinvested dividends                             none         none
--------------------------------------------------------------------------------
Maximum deferred sales charge                    none(1)      5.00%
--------------------------------------------------------------------------------
Redemption fee(2)                                none         none
--------------------------------------------------------------------------------
Exchange fee                                     none         none


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (AS A % OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
Management fee (after expense limitation)(3)     0.00%        0.00%
--------------------------------------------------------------------------------
12b-1 fee(4)                                     0.30%        1.00%
--------------------------------------------------------------------------------
Other expenses
(after limitation)(3)                            0.90%        0.90%
--------------------------------------------------------------------------------
Total fund operating expenses
(after limitation)(3)                            1.20%        1.90%
--------------------------------------------------------------------------------

Example The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.

--------------------------------------------------------------------------------
Share class                  Year 1    Year 3    Year 5    Year 10
--------------------------------------------------------------------------------
Class A shares                 $62       $86       $113      $188
--------------------------------------------------------------------------------
Class B shares
--------------------------------------------------------------------------------
      Assuming redemption
      at end of period         $69       $90       $123      $204
--------------------------------------------------------------------------------
      Assuming no redemption   $19       $60       $103      $204
--------------------------------------------------------------------------------


This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.

(1) Except for investments of $1 million or more; see "How sales charges are calculated."

(2)  Does not include wire redemption fee (currently $4.00).

(3) Reflects the adviser's agreement to limit expenses (except for 12b-1 and other class-specific expenses). Without this limitation, management fees would be 0.80% for each class, other expenses would be 5.97% for each class and total fund operating expenses would be 7.07% for Class A and 7.77% for Class B.

(4) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

10  Financial Industries Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

[LOGO OF FINANCIAL HIGHLIGHTS] The figures below have been audited by the fund's independent auditors, Price Waterhouse LLP.

VOLATILITY, AS INDICATED BY
 CLASS A YEAR-BY-YEAR TOTAL INVESTMENT
  RETURN (%)                                                            29.76(4)
            --------------------------------------------------------------------
(scale varies from fund to
 fund)
--------------------------------------------------------------------------------
  CLASS A - PERIOD ENDED:                                               10/96(1)
--------------------------------------------------------------------------------
  PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------
  Net asset value, beginning of period                                $  8.50
--------------------------------------------------------------------------------
  Net investment income (loss)                                           0.02(2)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                 2.51
--------------------------------------------------------------------------------
  Total from investment operations                                       2.53
--------------------------------------------------------------------------------
  Less distributions:
--------------------------------------------------------------------------------
     Dividends from net investment income                                  --
--------------------------------------------------------------------------------
     Distributions from net realized gain on investments sold              --
--------------------------------------------------------------------------------
     Total distributions                                                   --
--------------------------------------------------------------------------------
  Net asset value, end of period                                      $ 11.03
--------------------------------------------------------------------------------
  TOTAL INVESTMENT RETURN AT NET ASSET VALUE(3) (%)                     29.76(4)
--------------------------------------------------------------------------------
  Total adjusted investment return at net asset value(3,5) (%)          26.04(4)
--------------------------------------------------------------------------------
  RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
  Net assets, end of period (000s omitted) ($)                            895
--------------------------------------------------------------------------------
  Ratio of expenses to average net assets (%)                            1.20(6)
--------------------------------------------------------------------------------
  Ratio of adjusted expenses to average net assets(5) (%)                7.07(6)
--------------------------------------------------------------------------------
  Ratio of net investment income (loss) to average net assets (%)        0.37(6)
--------------------------------------------------------------------------------
  Ratio of adjusted net investment income (loss) to average net
   assets(5) (%)                                                       (5.50)(6)
--------------------------------------------------------------------------------
  Portfolio turnover rate (%)                                              31
--------------------------------------------------------------------------------
  Average brokerage commission rate(7) ($)                             0.0649
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  CLASS B - PERIOD ENDED:                                                 10/96
--------------------------------------------------------------------------------
  PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------
  Net asset value, beginning of period                                     --
--------------------------------------------------------------------------------
  Net investment income (loss)                                             --
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                   --
--------------------------------------------------------------------------------
  Total from investment operations                                         --
--------------------------------------------------------------------------------
  Less distributions:
--------------------------------------------------------------------------------
        Dividends from net investment income                               --
--------------------------------------------------------------------------------
        Distributions from net realized gain on investments sold           --
--------------------------------------------------------------------------------
        Total distributions                                                --
--------------------------------------------------------------------------------
  Net asset value, end of period                                           --
--------------------------------------------------------------------------------
  Total investment return at net asset value(3) (%)                        --
--------------------------------------------------------------------------------
  Total adjusted investment return at net asset value(3,5) (%)             --
--------------------------------------------------------------------------------
  RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
  Net assets, end of period (000s omitted) ($)                             --
--------------------------------------------------------------------------------
  Ratio of expenses to average net assets (5)(%)                           --
--------------------------------------------------------------------------------
  Ratio of adjusted expenses to average net assets(5) (%)                  --
--------------------------------------------------------------------------------
  Ratio of net investment income (loss) to average net assets (%)          --
--------------------------------------------------------------------------------
  Ratio ofadjusted net investment income (loss) to average net
   assets(5) (%)                                                           --
--------------------------------------------------------------------------------
  Portfolio turnover rate (%)                                              --
--------------------------------------------------------------------------------
  Average brokerage commission rate(7) ($)                                 --
--------------------------------------------------------------------------------



(1)  Class A shares commenced operations on March 14, 1996.
(2)  Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4)  Not annualized.
(5)  Unreimbursed, without fee reduction.
(6)  Annualized.
(7)  Per portfolio share traded. Required for fiscal years that began September
     1, 1995 or later.

                                                   FINANCIAL INDUSTRIES FUND  11

GROWTH FUND

REGISTRANT NAME: JOHN HANCOCK INVESTMENT TRUST III
                                  TICKER SYMBOL CLASS A: JHNGX   CLASS B: JHGBX
-------------------------------------------------------------------------------

GOAL AND STRATEGY
[LOGO]The fund seeks long-term capital appreciation. To pursue this goal, the fund invests in stocks that are diversified with regard to industries and issuers. The fund favors stocks of companies whose operating earnings and revenues have grown more than twice as fast as the gross domestic product over the past five years, although not all stocks in the fund's portfolio will meet this criterion.

PORTFOLIO SECURITIES
[LOGO]The portfolio invests primarily in the common stocks of U.S. companies. It may also invest in warrants, preferred stocks and convertible debt securities.

For liquidity and flexibility, the fund may invest up to 35% of net assets in investment-grade short-term securities. In abnormal market conditions, it may invest more than 35% in these securities as a defensive tactic. The fund may also invest in certain higher-risk securities, and may engage in other investment practices.

RISK FACTORS
[LOGO]As with any growth fund, the value of your investment will fluctuate in respo nse to stock market movements. To the extent that the fund invests in higher-risk securities, it takes on additional risks that could adversely affe ct its performance. Before you invest, please read "More about risk" starting on page 30.

PORTFOLIO MANAGEMENT
[LOGO]Anurag Pandit, CFA, is leader of the fund's portfolio management team. A second vice president of the adviser, Mr. Pandit has been a member of the management team since joining John Hancock Funds in April 1996. He assumed leadership of the team on January 1, 1997. Mr. Pandit has been in the investment business since 1984.


-------------------------------------------------------------------------------

INVESTOR EXPENSES

[LOGO]Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past year, adjusted to reflect any changes. Future expenses may be greater or less.

-------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES                  CLASS A         CLASS B
-------------------------------------------------------------------------------
Maximum sales charge imposed on purchases
(as a percentage of offering price)               5.00%           none
Maximum sales charge imposed on
reinvested dividends                              none            none
Maximum deferred sales charge                     none(1)         5.00%
Redemption fee(2)                                 none            none
Exchange fee                                      none            none
-------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (AS A % OF AVERAGE NET ASSETS)
-------------------------------------------------------------------------------
Management fee                                    0.79%           0.79%
12b-1 fee(3)                                      0.30%           1.00%
Other expenses                                    0.39%           0.39%
Total fund operating expenses                     1.48%           2.18%
-------------------------------------------------------------------------------

EXAMPLE The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.

-------------------------------------------------------------------------------
SHARE CLASS                           YEAR 1    YEAR 3    YEAR 5     YEAR 10
-------------------------------------------------------------------------------
Class A shares                          $64       $94       $127       $218
Class B shares
  Assuming redemption
  at end of period                      $72       $98       $137       $234
  Assuming no redemption                $22       $68       $117       $234
-------------------------------------------------------------------------------

This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.

----------


(1) Except for investments of $1 million or more; see "How sales charges are calculated."
(2)  Does not include wire redemption fee (currently $4.00).
(3) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.


12  GROWTH FUND

-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

[LOGO]The figures below have been audited by the fund's independent auditors, Ernst & Young LLP.

VOLATILITY, AS INDICATED BY CLASS A                                          [GRAPH]
YEAR-BY-YEAR TOTAL
INVESTMENT RETURN (%)         13.83    6.03    11.23    30.96    (8.34)   41.68     6.06    13.03    (7.50)    27.17      19.32(4)
(scale varies from fund to fund)                                                                                         ten months

-----------------------------------------------------------------------------------------------------------------------------------
Class A - PERIOD ENDED:       12/86   12/87    12/88    12/89    12/90    12/91    12/92    12/93    12/94    12/95       10/96(1)
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning
  of period                  $14.50  $14.03  $ 12.34  $ 13.33  $ 15.18  $ 12.93  $ 17.48  $  7.32  $ 17.40   $ 15.89    $ 19.51
Net investment
  income (loss)                0.11    0.22     0.23     0.28     0.16     0.04    (0.06)   (0.11)   (0.10)    (0.09)(2)  (0.13)(2)
Net realized and unrealized
  gain (loss) on investments   1.79    0.64     1.16     3.81    (1.47)    5.36     1.10     2.33    (1.21)     4.40       3.90
Total from investment
  operations                   1.90    0.86     1.39     4.09    (1.31)    5.40     1.04     2.22    (1.31)     4.31       3.77
Less distributions:
  Dividends from net
    investment income         (0.17)  (0.28)   (0.23)   (0.29    (0.16)   (0.04)      --       --       --        --         --
  Distributions from net
  realized gain on
  investments sold            (2.20)  (2.27)   (0.17)   (1.95)   (0.78)   (0.81)   (1.20)   (2.14)   (0.20)    (0.69)        --
  Total distributions         (2.37)  (2.55)   (0.40)   (2.24)   (0.94)   (0.85)   (1.20)   (2.14)   (0.20)    (0.69)        --
Net asset value,
  end of period              $14.03  $12.34  $ 13.33  $ 15.18  $ 12.93  $ 17.48  $ 17.32  $ 17.40  $ 15.89   $ 19.51    $ 23.28
TOTAL INVESTMENT RETURN
  AT NET ASSET VALUE(3)(%)    13.83    6.03    11.23    30.96    (8.34)   41.68     6.06    13.03    (7.50)    27.17      19.32(4)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (000s omitted)($)          87,468  86,426  101,497  105,014  102,416  145,287  153,057  162,937  146,466   241,700    279,425
Ratio of expenses to
  average net assets(%)        1.03    1.00     1.06     0.96     1.46     1.44     1.60     1.56     1.65      1.48       1.48(5)
Ratio of net investment
  income (loss) to average
  net assets(%)                0.77    1.41     1.76     1.73     1.12     0.27    (0.36)   (0.67)   (0.64)    (0.46)     (0.73)(5)
Portfolio turnover rate (%)      62      68       47       61      102       82       71       68       52        68(6)      59
Average brokerage commission
  rate(7)($)                    N/A     N/A      N/A      N/A      N/A      N/A      N/A      N/A      N/A       N/A     0.0695

-----------------------------------------------------------------------------------------------------------------------------------
CLASS B - PERIOD ENDED:                                                                              12/94(8)  12/95      10/96(1)
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING
  PERFORMANCE
Net asset value, beginning
  of period                                                                                        $ 17.16   $ 15.83    $ 19.25
Net investment income (loss)                                                                         (0.20)(2) (0.26)(2)  (0.26)(2)
Net realized and unrealized
  gain (loss) on investments                                                                         (0.93)     4.37       3.84
Total from investment
  operations                                                                                         (1.13)     4.11       3.58
Less distributions:
  Distributions from net
  realized gain on
  investments sold                                                                                   (0.20)    (0.69)        --
Net asset value, end of period                                                                     $ 15.83   $1 9.25    $ 22.83
TOTAL INVESTMENT RETURN AT NET ASSET VALUE(3)(%)                                                     (6.56)(4) 26.01      18.60(4)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted) ($)                                                         3,807    15,913     25,474
Ratio of expenses to average net assets (%)                                                           2.38 (8)  2.31       2.18 (8)
Ratio of net investment income (loss) to
  average net assets (%)                                                                             (1.25)(8) (1.39)     (1.42)(8)
Portfolio turnover rate (%)                                                                             52        68(6)      59
Average brokerage commission rate(7) ($)                                                               N/A       N/A     0.0695


----------


(1) Effective October 31, 1996, the fiscal year end changed from December 31 to October 31.
(2)  Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4)  Not annualized.
(5)  Annualized.
(6)  Excludes merger activity.
(7)  Per portfolio share traded. Required for fiscal years that began September
     1, 1995 or later.
(8)  Class B shares commenced operations on January 3, 1994.





                                                                 GROWTH FUND  13

REGIONAL BANK FUND
REGISTRANT NAME: JOHN HANCOCK INVESTMENT TRUST II
                                 TICKER SYMBOL   CLASS A: FRBAX   CLASS B:FRBFX
-------------------------------------------------------------------------------

GOAL AND STRATEGY
[LOGO]The fund seeks long-term capital appreciation. To pursue this goal, the fund invests in regional banks and lending institutions, including:
-  commercial and industrial banks
-  savings and loan associations
-  bank holding companies

These financial institutions provide full-service banking, have primarily domestic assets and are typically based outside of New York City and Chicago. They may or may not be members of the Federal Reserve, and their deposits may or may not be FDIC-insured.

Under normal circumstances, the fund invests at least 65% of assets in these companies; it may invest up to 35% of assets in other financial services companies, including lending companies and money center banks. The fund may invest up to 5% of net assets in stocks of non-financial services companies and up to 5% in junk bonds issued by banks. Because regional banks typically pay regular dividends, moderate income is an investment goal.

PORTFOLIO SECURITIES
[LOGO]The fund invests primarily in the common stocks of U.S. companies. It may als o invest in warrants, preferred stocks and investment-grade convertible debt securities, as well as foreign stocks.

For liquidity and flexibility, the fund may place up to 15% of net assets in cash or in investment-grade short-term securities. In abnormal market conditions, it may invest up to 80% in these securities as a defensive tactic. The fund may also invest in certain higher-risk securities, and may engage in other investment practices.

RISK FACTORS
[LOGO]As with any growth fund, the value of your investment will fluctuate in response to stock market movements. Because the fund concentrates in a single industry, its performance is largely dependent on the industry's performance, which may differ in direction and degree from that of the overall stock market. Falling interest rates or deteriorating economic conditions can adversely affect the performance of bank stocks, while rising interest rates will cause a decline in the value of any debt securities the fund holds. Before you invest, please read "More about risk" starting on page 30.

PORTFOLIO MANAGEMENT
James K. Schmidt, CFA, joined John Hancock in 1985 and has served as the fund's portfolio manager since its inception that year. An executive vice president of the adviser, he has been in the investment business since 1974.

-------------------------------------------------------------------------------

INVESTOR EXPENSES

[LOGO]Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past year, adjusted to reflect any changes. Future expenses may be greater or less.

-------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES                      CLASS A        CLASS B
-------------------------------------------------------------------------------
Maximum sales charge imposed on purchases
(as a percentage of offering price)                    5.00%          none
Maximum sales charge imposed on
reinvested dividends                                   none           none
Maximum deferred sales charge                          none(1)        5.00%
Redemption fee(2)                                      none           none
Exchange fee                                           none           none
-------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
  (AS A % OF AVERAGE NET ASSETS)
-------------------------------------------------------------------------------
Management fee                                         0.76%          0.76%
12b-1 fee(3)                                           0.30%          1.00%
Other expenses                                         0.32%          0.32%
Total fund operating expenses                          1.38%          2.08%
-------------------------------------------------------------------------------


EXAMPLE The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.

-------------------------------------------------------------------------------
SHARE CLASS                           YEAR 1    YEAR 3    YEAR 5     YEAR 10
-------------------------------------------------------------------------------
Class A shares                          $63       $92       $122       $207
Class B shares
  Assuming redemption
  at end of period                      $71       $95       $132       $223
  Assuming no redemption                $21       $65       $112       $223

----------

This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.

(1) Except for investments of $1 million or more; see "How sales charges are calculated."
(2)  Does not include wire redemption fee (currently $4.00).
(3) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.





14  REGIONAL BANK FUND

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

[LOGO]The figures below have been audited by the fund's independent auditors, Price Waterhouse LLP.

VOLATILITY, AS INDICATED BY CLASS B
YEAR-BY-YEAR TOTAL                                                            [GRAPH]
 INVESTMENT RETURN(%)
                    17.44  (17.36)(4)   36.89    20.46   (32.29)   75.35    37.20       36.71        5.69       30.11       27.89
(scale varies from fund to fund)

-----------------------------------------------------------------------------------------------------------------------------------
CLASS A - PERIOD ENDED:                                                     10/92(1)    10/93       10/94       10/95       10/96
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING
  PERFORMANCE
Net asset value,
  beginning
  of period                                                               $ 13.47     $ 17.47     $ 21.62     $ 21.52     $ 27.14
Net investment
  income (loss)                                                              0.21        0.26(2)     0.39(2)     0.52(2)     0.63(2)
Net realized and
  unrealized gain
  (loss) on
  investments                                                                3.98        5.84        0.91        5.92        7.04
Total from
  investment
  operations                                                                 4.19        6.10        1.30        6.44        7.67
Less distributions:
  Dividends from
    net investment
    income                                                                  (0.19)      (0.26)      (0.34)      (0.48)      (0.60)
  Distributions
    from net
    realized gain on
    investments sold                                                           --       (1.69)      (1.06)      (0.34)      (0.22)
  Total distributions                                                       (0.19)      (1.95)      (1.40)      (0.82)      (0.82)
Net asset value,
  end of period                                                           $ 17.47     $ 21.62     $ 21.52     $ 27.14     $ 33.99
TOTAL INVESTMENT
  RETURN AT NET
  ASSET VALUE(3) (%)                                                        31.26(4)    37.45        6.44       31.00       28.78
RATIOS AND
  SUPPLEMENTAL DATA
Net assets, end of
 period
 (000s omitted) ($)                                                        31,306      94,158     216,978     486,631     860,843
Ratio of expenses
  to average net
  assets (%)                                                                 1.41(5)     1.35        1.34        1.39        1.36
Ratio of net
  investment income
  to average net
  assets (%)                                                                 1.64(5)     1.29        1.78        2.23        2.13
Portfolio turnover
  rate (%)                                                                     53          35          13          14           8
Average brokerage
  commission
  rate(6) ($)                                                                 N/A         N/A         N/A         N/A      0.0694

-----------------------------------------------------------------------------------------------------------------------------------
CLASS B - PERIOD ENDED:
                     3/87(7) 10/87(8)   10/88    10/89    10/90    10/91    10/92       10/93       10/94       10/95       10/96
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value,
 beginning of
 period            $12.51    $12.68   $ 10.02  $ 11.89  $ 13.00  $  8.13  $ 13.76     $ 17.44     $ 21.56     $ 21.43     $ 27.02
Net investment
 income (loss)       0.20      0.05      0.16     0.20     0.30     0.29     0.18        0.15(2)     0.23(2)     0.36(2)     0.42(2)
Net realized and
 unrealized gain
 (loss) on
  investment         1.74     (2.17)     3.12     2.02    (4.19)    5.68     4.56        5.83        0.91        5.89        7.01
Total from investment
 operations          1.94     (2.12)     3.28     2.22    (3.89)    5.97     4.74        5.98        1.14        6.25        7.43
Less distributions:
  Dividends from
   net investment
   income           (0.26)    (0.04)    (0.15)   (0.16)   (0.19)   (0.34 )  (0.28)      (0.17)      (0.21)      (0.32)      (0.40)
  Distributions
   from net
   realized gain
   on investments
   sold             (1.51)    (0.50)    (1.26)   (0.95)   (0.76)      --    (0.78)      (1.69)      (1.06)      (0.34)      (0.22)
  Distributions from
   capital paid-in     --        --        --       --    (0.03)      --       --          --          --          --          --
  Total
   distributions    (1.77)    (0.54)    (1.41)   (1.11)   (0.98)   (0.34)   (1.06)      (1.86)      (1.27)      (0.66)      (0.62)
Net asset value,
  end of period    $12.68    $10.02   $ 11.89  $ 13.00  $  8.13  $ 13.76  $ 17.44     $ 21.56     $ 21.43     $ 27.02     $ 33.83
TOTAL INVESTMENT
  RETURN AT NET
  ASSET
  VALUE(3)(%)       17.44    (17.36)(4) 36.89    20.46   (32.29)   75.35    37.20       36.71        5.69       30.11       27.89
RATIOS AND
  SUPPLEMENTAL DATA
Net assets, end of
  period (000s
  omitted) ($)     54,626    38,721    50,965   81,167   38,992   52,098   56,016     171,808    522, 207   1,236,447   2,408,514
Ratio of expenses
 to average net
 assets (%)          1.48      2.47(5)   2.17     1.99     1.99     2.04     1.96        1.88        2.06        2.09        2.07
Ratio of net
  investment income
  (loss) to average
  net assets (%)     1.62      0.73(5)   1.50     1.67     2.51     2.65     1.21        0.76        1.07        1.53        1.42
Portfolio turnover
  rate (%)             89        58(5)     87       85       56       75       53          35          13          14           8
Average brokerage
  commission
  rate(6)($)          N/A       N/A       N/A      N/A      N/A     N/A       N/A         N/A         N/A         N/A      0.0694


----------

(1)  Class A shares commenced operations on January 3, 1992.
(2)  Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4)  Not annualized.
(5)  Annualized.
(6)  Per portfolio share traded. Required for fiscal years that began September
     1, 1995 or later.
(7)  Year ended March 31, 1987.
(8)  For the period April 1, 1987 to October 31, 1987.







                                                           REGIONAL BANK FUND 15

SPECIAL EQUITIES FUND

REGISTRANT NAME: JOHN HANCOCK SPECIAL EQUITIES FUND
                                  TICKER SYMBOL  CLASS A: JHNSX   CLASS B: SPQBX
--------------------------------------------------------------------------------

GOAL AND STRATEGY
[LOGO]The fund seeks long-term capital appreciation. To pursue this goal, the fund invests in small-capitalization companies and companies in situations offering unusual or non-recurring opportunities. Under normal circumstances, the fund invests at least 65% of assets in a diversified portfolio of these companies. The fund looks for companies that dominate an emerging industry or hold a growing market share in a fragmented industry, and that have demonstrated annual earnings and revenue growth of at least 25%, self-financing capabilities and strong management. The fund does not invest for income.

PORTFOLIO SECURITIES
[LOGO]The fund invests primarily in the common stocks of U.S. and foreign companies. It may also invest in warrants, preferred stocks and investment-grade convertible debt securities. For liquidity and flexibility, the fund may place up to 35% of assets in cash or in investment-grade short-term securities. In abnormal market conditions, it may invest more than 35% in these securities as a defensive tactic. The fund also may invest in certain higher-risk securities, and may engage in other investment practices.

RISK FACTORS
[LOGO]As with any growth fund, the value of your investment will fluctuate in response to stock market movements. Stocks of small-capitalization and special-situation companies carry higher risks than stocks of larger companies. This is because these companies:

*  may lack proven track records

*  may be dependent on a small number of products or services

*  may be undercapitalized

*  may have highly priced stocks that are sensitive to adverse news

In addition, stocks of these companies are often traded in low volumes, which can increase market and liquidity risks. Before you invest, please read "More about risk" starting on page 30.

MANAGEMENT/SUBADVISER
[LOGO]Michael P. DiCarlo is responsible for the fund's day-to-day investment management. He has served as the fund's portfolio manager since January 1988, and has been in the investment business since 1984. He is currently one of three principals in DFS Advisors, LLC, which was founde d in 1996 and serves as subadviser to the fund.

This fund will be closed to new investors at the end of the day its total assets reach $2.5 billion. Further investments will be limited to existing accounts.

-------------------------------------------------------------------------------

INVESTOR EXPENSES

[LOGO]Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past year, adjusted to reflect any changes. Future expenses may be greater or less.

-------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES                      CLASS A        CLASS B
-------------------------------------------------------------------------------
Maximum sales charge imposed on purchases
(as a percentage of offering price)                    5.00%          none
Maximum sales charge imposed on
reinvested dividends                                   none           none
Maximum deferred sales charge                          none(1)        5.00%
Redemption fee(2)                                      none           none
Exchange fee                                           none           none

-------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (AS A % OF AVERAGE NET ASSETS)
-------------------------------------------------------------------------------
Management fee(3)                                      0.81%          0.81%
12b-1 fee(4)                                           0.30%          1.00%
Other expenses                                         0.31%          0.35%
Total fund operating expenses                          1.42%          2.16%


EXAMPLE The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.

-------------------------------------------------------------------------------
SHARE CLASS                           YEAR 1    YEAR 3    YEAR 5     YEAR 10
-------------------------------------------------------------------------------
Class A shares                          $64       $93       $124       $212
Class B shares
  Assuming redemption
  at end of period                      $72       $98       $136       $231
  Assuming no redemption                $22       $68       $116       $231


----------

This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.

(1) Except for investments of $1 million or more; see "How sales charges are calculated."
(2)  Does not include wire redemption fee (currently $4.00).
(3)  Includes a subadviser fee equal to 0.25% of the fund's net assets.
(4) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.







16  SPECIAL EQUITIES FUND

FINANCIAL HIGHLIGHTS

[LOGO]The figures below have been audited by the fund's independent auditors, Ernst & Young LLP.

VOLATILITY, AS INDICATED BY CLASS A
YEAR-BY-YEAR TOTAL
INVESTMENT
RETURN (%)                                                                [GRAPH]
                         (28.68)   13.72    31.82   (21.89)   95.37    20.25       47.83       (0.12)     37.49        12.96
                         ------  -------  -------  -------  -------  -------     -------     -------     -------     -------
(scale varies from fund to fund)

-----------------------------------------------------------------------------------------------------------------------------
CLASS A - PERIOD ENDED:   10/87    10/88    10/89    10/90    10/91    10/92       10/93       10/94       10/95       10/96
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period     $6.08    $4.30  $  4.89  $  6.38  $  4.97  $  9.71     $ 10.99     $ 16.13    $  16.11     $ 22.15
Net investment
  income (loss)           (0.03)    0.04     0.01    (0.12)   (0.10)   (0.19)(1)   (0.20)(1)   (0.21)(1)   (0.18)(1)   (0.22)
Net realized and
  unrealized gain (loss)
  on investments          (1.26)    0.55     1.53    (1.27)    4.84     2.14        5.43        0.19        6.22        3.06
Total from investment
  operations              (1.29)    0.59     1.54    (1.39)    4.74     1.95        5.23       (0.02)       6.04        2.84
Less distributions:
  Dividends from net
    investment income        --       --    (0.05)   (0.02)      --       --          --          --          --          --
  Distributions from
    net realized gain
    on investments
    sold                  (0.45)      --       --       --       --    (0.67)      (0.09)         --          --      (0.46)
  Distributions from
    capital paid-in       (0.04)      --       --       --       --       --          --          --          --          --
  Total distributions     (0.49)      --    (0.05)   (0.02)      --    (0.67)      (0.09)         --          --       (0.46)
Net asset value, end
  of period              $ 4.30  $  4.89  $  6.38  $  4.97  $  9.71  $ 10.99     $ 16.13     $ 16.11     $ 22.15     $ 24.53
TOTAL INVESTMENT RETURN
  AT NET ASSET
  VALUE(2)(%)            (28.68)   13.72    31.82   (21.89)   95.37    20.25       47.83       (0.12)      37.49       12.96
Total adjusted
  investment return at
  net asset value(2,3)   (29.41)   12.28    30.75   (22.21)   95.33       --          --          --          --          --
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of
  period (000s
  omitted) ($)           10,637   11,714   12,285    8,166   19,713   44,665     296,793     310,625     555,655     972,312
Ratio of expenses to
  average net assets (%)   1.50     1.50     1.50     2.63     2.75     2.24        1.84        1.62        1.48        1.42
Ratio of adjusted
  expenses to average
  net assets(4) (%)        2.23     2.94     2.57     2.95     2.79       --          --          --          --          --
Ratio of net investment
  income (loss) to
  average net assets (%)  (0.57)    0.82     0.47    (1.58)   (2.12)   (1.91)      (1.49)      (1.40)      (0.97)      (0.89)
Ratio of adjusted net
  investment income
  (loss) to average
  net assets(4) (%)       (1.30)   (0.62)   (0.60)   (1.90)   (2.16)      --          --          --          --          --
Portfolio turnover
  rate (%)                   93       91      115      113      163      114          33          66          82          59
Fee reduction per
  share ($)                0.04     0.07     0.03     0.02    0.002       --          --          --          --          --
Average brokerage
  commission rate(5) ($)    N/A      N/A      N/A      N/A      N/A      N/A         N/A         N/A         N/A      0.0677

-----------------------------------------------------------------------------------------------------------------------------
CLASS B - PERIOD ENDED:                                                            10/93(6)    10/94       10/95       10/96
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                             $ 12.30     $ 16.08     $ 15.97     $ 21.81
Net investment income (loss)                                                       (0.18)(1)   (0.30)(1)   (0.31)(1)   (0.40)(1)
Net realized and
  unrealized gain (loss)
  on investments                                                                    3.96        0.19        6.15        3.01
Total from investment operations                                                    3.78       (0.11)       5.84        2.61
Less distributions:
  Distributions from net
    realized gain on
    investments sold                                                                  --          --          --       (0.46)
Net asset value, end of period                                                   $ 16.08     $ 15.97     $ 21.81     $ 23.96
TOTAL INVESTMENT RETURN AT
  NET ASSET VALUE(2) (%)                                                           30.73(7)    (0.68)      36.57       12.09
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (000s omitted) ($)                                                             158,281     191,979     454,934     956,374
Ratio of expenses to
  average net assets (%)                                                            2.34(8)     2.25        2.20        2.16
Ratio of net investment
  income (loss) to average
  net assets (%)                                                                   (2.03)(8)   (2.02)      (1.69)      (1.65)
Portfolio turnover rate (%)                                                           33          66          82          59
Average brokerage commission rate(5) ($)                                             N/A         N/A         N/A      0.0677

----------

(1)  Based on the average of the shares outstanding at the end of each month.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(4)  Unreimbursed, without fee reduction.
(5)  Per portfolio share traded. Required for fiscal years that began September
     1, 1995 or later.
(6)  Class B shares commenced operations on March 1, 1993.
(7)  Not annualized.
(8)  Annualized.





                                                       SPECIAL EQUITIES FUND  17

SPECIAL OPPORTUNITIES FUND

REGISTRANT NAME: JOHN HANCOCK INVESTMENT TRUST III
                                TICKER SYMBOL   CLASS A: SPOAX    CLASS B: SPOBX
--------------------------------------------------------------------------------

GOAL AND STRATEGY
[LOGO]The fund seeks long-term capital appreciation. To pursue this goal, the fund invests in those economic sectors that appear to have a higher than average earning potential. Under normal circumstances, at least 90% of the fund's equity securities is invested within five or fewer sectors (e.g., financial services, energy, technology). At times, the fund may focus on a single sector. The fund first determines the inclusion and weighting of sectors, using macroeconomic as well as other factors, then selects portfolio securities by seeking the most attractive companies. The fund may add or drop sectors. Because the fund may invest more than 5% of assets in a single issuer, it is classified as a non-diversified fund.

PORTFOLIO SECURITIES
[LOGO]The fund invests primarily in common stocks of U.S. and foreign companies of any size. It may also invest in warrants, preferred stocks, convertible debt securities, U.S. Government securities and corporate bonds rated at least BBB/Baa, or equivalent, and may invest in certain higher-risk securities. The fund also may make short sales of securities and may engage in other investment practices. For liquidity and flexibility, the fund may place up to 10% of net assets in cash or investment-grade short-term securities. In abnormal market conditions, it may invest more than 10% in these securities as a defensive tactic.

RISK FACTORS
[LOGO]As with any growth fund, the value of your investment will fluctuate in response to stock market movements. By focusing on a relatively small number of sectors or issuers, the fund runs the risk that any factor influencing those sectors or issuers will have a major effect on performance. The fund may invest in companies with smaller market capitalizations, which represent higher near-term risks than larger capitalization companies. These factors make the fund likely to experience higher volatility than most other types of growth funds. Before you invest, please read "More about risk" starting on page 30.

PORTFOLIO MANAGEMENT
[LOGO]Kevin R. Baker is leader of the portfolio management team for the fund. A vic e president of the adviser, he has been a member of the management team since joining the adviser in January 1994. He has been in the investment business since 1986.

-------------------------------------------------------------------------------

INVESTOR EXPENSES

[LOGO]Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past year, adjusted to reflect any changes. Future expenses may be greater or less.

-------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES                      CLASS A        CLASS B
-------------------------------------------------------------------------------
Maximum sales charge imposed on purchases
(as a percentage of offering price)                    5.00%          none
Maximum sales charge imposed on
reinvested dividends                                   none           none
Maximum deferred sales charge                          none(1)        5.00%
Redemption fee(2)                                      none           none
Exchange fee                                           none           none

-------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (AS A % OF AVERAGE NET ASSETS)
-------------------------------------------------------------------------------
Management fee                                         0.80%          0.80%
12b-1 fee(3)                                           0.30%          1.00%
Other expenses                                         0.50%          0.50%
Total fund operating expenses                          1.60%          2.30%


EXAMPLE The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.

-------------------------------------------------------------------------------
SHARE CLASS                           YEAR 1    YEAR 3    YEAR 5     YEAR 10
-------------------------------------------------------------------------------
Class A shares                          $65      $ 98       $133       $231
Class B shares
  Assuming redemption
  at end of period                      $73      $102       $143       $246
  Assuming no redemption                $23      $ 72       $123       $246


----------

This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.

(1) Except for investments of $1 million or more; see "How sales charges are calculated."
(2)  Does not include wire redemption fee (currently $4.00).
(3) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.





18 SPECIAL OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS

[LOGO]The figures below have been audited by the fund's independent auditors, Price Waterhouse LLP.

VOLATILITY, AS INDICATED BY CLASS A
YEAR-BY-YEAR TOTAL INVESTMENT RETURN (%)
(scale varies from fund to fund)                                                               (6.71)      17.53       36.15

----------------------------------------------------------------------------------------------------------------------------
CLASS A - PERIOD ENDED:                                                                        10/94(1)    10/95       10/96
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                                         $  8.50     $  7.93     $  9.32
Net investment income (loss)(2)                                                                (0.03)      (0.07)      (0.11)
Net realized and unrealized gain (loss) on investments                                         (0.54)       1.46        3.34
Total from investment operations                                                               (0.57)       1.39        3.23
Less distributions:
      Distributions from net realized gain on investments sold                                    --          --       (1.63)
Net asset value, end of period                                                               $  7.93     $  9.32     $ 10.92

TOTAL INVESTMENT RETURN AT NET ASSET VALUE(3) (%)                                              (6.71)      17.53       36.15
Total adjusted investment return at net asset value(3,4) (%)                                   (6.83)         --          --

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted) ($)                                                  92,325     101,562     156,578
Ratio of expenses to average net assets (%)                                                     1.50        1.59        1.59
Ratio of adjusted expenses to average net assets(5) (%)                                         1.62          --          --
Ratio of net investment income (loss) to average net assets (%)                                (0.41)      (0.87)      (1.00)
Ratio of adjusted net investment (loss) to average net assets(5) (%)                           (0.53)         --          --
Portfolio turnover rate (%)                                                                       57         155         240
Fee reduction per share ($)                                                                     0.01(2)       --          --
Average brokerage commission rate(6) ($)                                                         N/A         N/A      0.0600

----------------------------------------------------------------------------------------------------------------------------
CLASS B - PERIOD ENDED:                                                                        10/94(1)     10/95      10/96
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                                         $  8.50     $  7.87     $  9.19
Net investment income (loss)(2)                                                                (0.09)      (0.13)      (0.18)
Net realized and unrealized gain (loss) on investments                                         (0.54)       1.45        3.29
Total from investment operations                                                               (0.63)       1.32        3.11
Less distributions:
      Distributions from net realized gain on investments sold                                    --          --       (1.63)
Net asset value, end of period                                                               $  7.87     $  9.19     $ 10.67

TOTAL INVESTMENT RETURN AT NET ASSET VALUE(3) (%)                                              (7.41)(4)   16.77       35.34
Total adjusted investment return at net asset value(3,4) (%)                                   (7.53)         --          --

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted) ($)                                                 131,983     137,363     238,901
Ratio of expenses to average net assets (%)                                                     2.22        2.30        2.29
Ratio of adjusted expenses to average net assets(5) (%)                                         2.34          --          --
Ratio of net investment income (loss) to average net assets (%)                                (1.13)      (1.55)      (1.70)
Ratio of adjusted net investment (loss) to average net assets(5) (%)                           (1.25)         --          --
Portfolio turnover rate (%)                                                                       57         155         240
Fee reduction per share ($)                                                                     0.01(2)       --          --
Average brokerage commission rate(6) ($)                                                         N/A         N/A      0.0600

----------

(1)  Class A and B shares commenced operations on November 1, 1993.
(2)  Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(5)  Unreimbursed, without fee reduction.
(6)  Per portfolio share traded. Required for fiscal years that began September
     1, 1995 or later.

                                                  SPECIAL OPPORTUNITIES FUND  19

YOUR ACCOUNT

-------------------------------------------------------------------------------
CHOOSING A SHARE CLASS

All John Hancock growth funds offer two classes of shares, Class A and Class B. Each class has its own cost structure, allowing you to choose the one that best meets your requirements. Your financial representative can help you decide.

-------------------------------------------------------------------------------
CLASS A                                   CLASS B
-------------------------------------------------------------------------------
* Front-end sales charges, as             * No front-end sales charge; all your
  described below. There are                money goes to work for you right
  several ways to reduce these              away.
  charges, also described below.
                                          * Higher annual expenses than Class A
* Lower annual expenses than                shares.
  Class B shares.
                                          * A deferred sales charge on shares
                                            you sell within six years of
                                            purchase, as described below.

                                          * Automatic conversion to Class A
                                            shares after eight years, thus
                                            reducing future annual expenses.

For actual past expenses of Class A and B shares, see the fund-by-fund information earlier in this prospectus.

Special Equities Fund offers Class C shares, which have their own expense structure and are available to financial institutions only. Call Signature Services for more information (see the back cover of this prospectus).

-------------------------------------------------------------------------------
HOW SALES CHARGES ARE CALCULATED

CLASS A Sales charges are as follows:

-------------------------------------------------------------------------------
Class A sales charges
-------------------------------------------------------------------------------
                              AS A % OF                AS A % OF YOUR
YOUR INVESTMENT               OFFERING PRICE           INVESTMENT
Up to $49,999                 5.00%                    5.26%
$50,000 - $99,999             4.50%                    4.71%
$100,000 - $249,999           3.50%                    3.63%
$250,000 - $499,999           2.50%                    2.56%
$500,000 - $999,999           2.00%                    2.04%
$1,000,000 and over           See below


INVESTMENTS OF $1 MILLION OR MORE Class A shares are available with no front-end sales charge. However, there is a contingent deferred sales charge (CDSC) on any shares sold within one year of purchase, as follows:

-------------------------------------------------------------------------------
CDSC ON $1 MILLION+ INVESTMENTS
-------------------------------------------------------------------------------
YOUR INVESTMENT                   CDSC ON SHARES BEING SOLD
First $1M - $4,999,999            1.00%
Next $1 - $5M above that          0.50%
Next $1 or more above that        0.25%


For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the LAST day of that month.

The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

CLASS B Shares are offered at their net asset value per share, without any initial sales charge. However, there is a contingent deferred sales charge
(CDSC) on shares you sell within six years of buying them. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The longer the time between the purchase and the sale of shares, the lower the rate of the CDSC:

-------------------------------------------------------------------------------
CLASS B DEFERRED CHARGES
-------------------------------------------------------------------------------
YEARS AFTER PURCHASE              CDSC ON SHARES BEING SOLD
1st year                          5.00%
2nd year                          4.00%
3rd or 4th year                   3.00%
5th year                          2.00%
6th year                          1.00%
After 6 years                     None



For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the First day of that month.

CDSC calculations are based on the number of shares involved, not on the value of your account. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have the lowest CDSC.




20 YOUR ACCOUNT

-------------------------------------------------------------------------------
SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGES There are several ways you can combine multiple purchases of Class A shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.

* Accumulation Privilege - lets you add the value of any Class A shares you already own to the amount of your next Class A investment for purposes of calculating the sales charge.

* Letter of Intention - lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once.

* Combination Privilege - lets you combine Class A shares of multiple funds for purposes of calculating the sales charge.

To utilize: complete the appropriate section of your application, or contact your financial representative or Signature Services to add these options to an existing account.

GROUP INVESTMENT PROGRAM Allows established groups of four or more investors to invest as a group. Each investor has an individual account, but for sales charge purposes, the group's investments are lumped together making the investors potentially eligible for reduced sales charges. There is no charge, no obligation to invest (although initial aggregate investments must be at least $250) and you may terminate the program at any time.


To utilize: contact your financial representative or Signature Services to find out how to qualify.

CDSC WAIVERS As long as Signature Services is notified at the time you sell, the CDSC for either share class will generally be waived in the following cases:

* to make payments through certain systematic withdrawal plans

* to make certain distributions from a retirement plan

* because of shareholder death or disability

To utilize: if you think you may be eligible for a CDSC waiver, contact your financial representative or Signature Services, or consult the SAI (see the back cover of this prospectus).

REINSTATEMENT PRIVILEGE If you sell shares of a John Hancock fund, you may reinvest some or all of the proceeds in the same share class of any John Hancock fund within 120 days without a sales charge, as long as Signature Services is notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

To utilize: contact your financial representative or Signature Services.

WAIVERS FOR CERTAIN INVESTORS Class A shares may be offered without front-end sales charges or CDSCs to various individuals and institutions, including:

* government entities that are prohibited from paying mutual fund sales charges

* financial institutions or common trust funds investing $1 million or more for non-discretionary accounts

* selling brokers and their employees and sales representatives

* financial representatives utilizing fund shares in fee-based investment products under agreement with John Hancock Funds

* fund trustees and other individuals who are affiliated with these or other John Hancock funds

* individuals transferring assets to a John Hancock fund from an employee benefit plan that has John Hancock funds

* members of an approved affinity group financial services program

* certain insurance company contract holders (one-year CDSC usually applies)

* participants in certain retirement plans with at least 100 members (one-year CDSC applies)

To utilize: if you think you may be eligible for a sales charge waiver, contact your financial representative or Signature Services, or consult the SAI.

-------------------------------------------------------------------------------
OPENING AN ACCOUNT

1  Read this prospectus carefully.

2 Determine how much you want to invest. The minimum initial investments for the John Hancock funds are as follows:

     *  non-retirement account: $1,000

     *  retirement account: $250

     *  group investments: $250

     * Monthly Automatic Accumulation Plan (MAAP): $25 to open; you must invest at least $25 a month

3 Complete the appropriate parts of the account application, carefully following the instructions. If you have questions, please contact your financial representative or call Signature Services at 1-800-225-5291.

4 Complete the appropriate parts of the account privileges section of the application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

5 Make your initial investment using the table on the next page. You can initiate any purchase, exchange or sale of shares through your financial representative.


                                                                YOUR ACCOUNT  21

-------------------------------------------------------------------------------
BUYING SHARES
-------------------------------------------------------------------------------
            OPENING AN ACCOUNT                          ADDING TO AN ACCOUNT

-------------------------------------------------------------------------------
BY CHECK
-------------------------------------------------------------------------------
[LOGO] * Make out a check for the                * Make out a check for the
         investment amount, payable                investment amount payable to
         to "John Hancock Signature                "John Hancock Signature
         Services, Inc."                           Services, Inc."

       * Deliver the check and your              * Fill out the detachable
         completed application to                  investment slip from an
         your financial representative,            account statement. If no
         or mail them to Signature                 slip is available, include a
         Services (address on next page).          note specifying the fund
                                                   name, your share class, your
                                                   account number and the
                                                   name(s) in which the account
                                                   is registered.

                                                 * Deliver the check and your
                                                   investment slip or note to
                                                   your financial
                                                   representative, or mail them
                                                   to Signature Services
                                                   (address on next page).

-------------------------------------------------------------------------------
BY EXCHANGE
-------------------------------------------------------------------------------
[LOGO] * Call your financial                     * Call Signature Services to
         representative or Signature               request an exchange.
         Services to request an
         exchange.

-------------------------------------------------------------------------------
BY WIRE
-------------------------------------------------------------------------------
[LOGO] * Deliver your completed                  * Instruct your bank to wire
         application to your financial             the amount of your investmen
         representative, or mail it to             to:
         Signature Services.                       First Signature Bank & Trust
                                                   Account # 900000260
       * Obtain your account number by             Routing # 211475000
         calling your financial                    Specify the fund name, your
         representative or Signature               share class, your account
         Services.                                 number and the name(s) in
                                                   which the account is
       * Instruct your bank to wire                registered.  Your bank may
         the amount of your                        charge a fee to wire funds.
         investment to:
         First Signature Bank & Trust
         Account # 900000260
         Routing # 211475000
         Specify the fund name, your
         choice of share class, the new
         account number and the name(s) in
         which the account is registered.
         Your bank may charge a fee to
         wire funds.

-------------------------------------------------------------------------------
BY PHONE
-------------------------------------------------------------------------------
[LOGO]   See "By wire" and "By exchange."        * Verify that your bank or
                                                   credit union is a member of
                                                   the Automated Clearing House
                                                   (ACH) system.

                                                 * Complete the "Invest-By-
                                                   Phone" and "Bank Information"
                                                   sections on your account
                                                   application.

                                                 * Call Signature Services to
                                                   verify that these features
                                                   are in place on your account.

                                                 * Tell the Signature Services
                                                   representative the fund name
                                                   your share class, your
                                                   account number, the name(s)
                                                   in which the account is
                                                   registered and the amount of
                                                   your investment.











To open or add to an account using the Monthly Automatic Accumulation Program, see "Additional investor services."



22  YOUR ACCOUNT

-------------------------------------------------------------------------------
SELLING SHARES
-------------------------------------------------------------------------------
                DESIGNED FOR         TO SELL SOME OR ALL OF YOUR SHARES

-------------------------------------------------------------------------------
BY LETTER
-------------------------------------------------------------------------------
[LOGO] * Accounts of any type.       * Write a letter of instruction or complete
                                       a stock power indicating the fund name,
       * Sales of any amount.          your share class, your account number,
                                       the name(s) in which the account is
                                       registered and the dollar value or
                                       number of shares you wish to sell.

                                     * Include all signatures and any additional
                                       documents that may be required (see next page).

                                     * Mail the materials to Signature Services.

                                     * A check will be mailed to the name(s) and
                                       address in which the account is
                                       registered, or otherwise according to
                                       your letter of instruction.

-------------------------------------------------------------------------------
BY PHONE
-------------------------------------------------------------------------------
[LOGO] * Most accounts.              * For automated service 24 hours a day
                                       using your touch-tone phone, call the
       * Sales of up to $100,000.      EASI-Line at 1-800-338-8080.

                                     * To place your order with a representative
                                       at John Hancock Funds, call Signature
                                       Services between 8 a.m and 4 p.m. Eastern
                                       Time on most business days.

-------------------------------------------------------------------------------
BY WIRE OR ELECTRONIC FUNDS TRANSFER (EFT)
-------------------------------------------------------------------------------
[LOGO] * Requests by letter to sell  * Fill out the "Telephone Redemption"
         any amount (accounts of       section of your new account application.
         any type).
                                     * To verify that the telephone redemption
       * Requests by phone to sell     privilege is in place on an account, or
         up to $100,000 (accounts      to request the forms to add it to an
         with telephone redemption     existing account, call Signature
         privileges).                  Services.

                                     * Amounts of $1,000 or more will be wired
                                       on the next business day. A $4 fee will
                                       be deducted from your account.

                                     * Amounts of less than $1,000 may be sent
                                       by EFT or by check. Funds from EFT
                                       transactions are generally available by
                                       the second business day. Your bank may
                                       charge a fee for this service.

-------------------------------------------------------------------------------
BY EXCHANGE
-------------------------------------------------------------------------------
[LOGO] * Accounts of any type.       * Obtain a current prospectus for the fund
                                       into which you are exchanging by
       * Sales of any amount.          calling your financial representative
                                       or Signature Services.

                                     * Call Signature Services to request an
                                       exchange.


-------------------------------------
ADDRESS
John Hancock Signature Services, Inc.
1 John Hancock Way STE 1000
Boston, MA  02217-1000

PHONE
1-800-225-5291

Or contact your financial
representative for instructions and
assistance.
-------------------------------------

To sell shares through a systematic withdrawal plan, see "Additional investor services."

                                                                YOUR ACCOUNT  23

SELLING SHARES IN WRITING In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, as shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders.
You will need a signature guarantee if:

*  your address of record has changed within the past 30 days
*  you are selling more than $100,000 worth of shares
* you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)

You can generally obtain a signature guarantee from the following sources:

*  a broker or securities dealer
*  a federal savings, cooperative or other type of bank
*  a savings and loan or other thrift institution
*  a credit union
*  a securities exchange or clearing agency

A notary public CANNOT provide a signature guarantee.



--------------------------------------------------------------------------------
SELLER                                  REQUIREMENTS FOR WRITTEN REQUESTS
--------------------------------------------------------------------------------

Owners of individual, joint, sole       *  Letter of instruction.
proprietorship, UGMA/UTMA (custodial    *  On the letter, the signatures
accounts for minors) or general            and titles of all persons
partner accounts.                          authorized to sign for the account,
                                           exactly as the account is registered.
                                        *  Signature guarantee if applicable
                                           (see above).

Owners of corporate or association      *  Letter of instruction.
accounts.                               *  Corporate resolution, certified
                                           within the past 90 days.
                                        *  On the letter and the resolution,
                                           the signature of the person(s)
                                           authorized to sign for the account.
                                        *  Signature guarantee if applicable
                                           (see above).

Owners or trustees of trust accounts.   *  Letter of instruction.
                                        *  On the letter, the signature(s) of
                                           the trustee(s).
                                        *  If the names of all trustees are not
                                           registered on the account, please
                                           also provide a copy of the trust
                                           document certified within the past
                                           60 days.
                                        *  Signature guarantee if applicable
                                           (see above).

Joint tenancy shareholders whose        *  Letter of instruction signed by
co-tenants are deceased.                   surviving tenant.
                                        *  Copy of death certificate.
                                        *  Signature guarantee if applicable
                                           (see above).

Executors of shareholder estates.       *  Letter of instruction signed by
                                           executor.
                                        *  Copy of order appointing executor.
                                        *  Signature guarantee if applicable
                                           (see above).

Administrators, conservators,           *  Call 1-800-225-5291 for
guardians and other sellers or             instructions.
account types not listed above.


24 YOUR ACCOUNT

--------------------------------------------------------------------------------
TRANSACTION POLICIES

VALUATION OF SHARES The net asset value per share (NAV) for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern Time) by dividing a class's net assets by the number of its shares outstanding.

BUY AND SELL PRICES When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable deferred sales charges.

EXECUTION OF REQUESTS Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after your request is accepted by Signature Services.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider using EASI-Line or sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

TELEPHONE TRANSACTIONS For your protection, telephone requests may be recorded in order to verify their accuracy. In addition, Signature Services will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, Signature Services is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

EXCHANGES You may exchange shares of one John Hancock fund for shares of the same class of any other, generally without paying any additional sales charges. The registration for both accounts involved must be identical. Class B shares will continue to age from the original date and will retain the same CDSC rate as they had before the exchange, except that the rate will change to the new fund's rate if that rate is higher. A CDSC rate that has increased will drop again with a future exchange into a fund with a lower rate.

To protect the interests of other investors in the fund, a fund may cancel the exchange privileges of any parties that, in the opinion of the fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. A fund may also refuse any exchange order. A fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

CERTIFICATED SHARES Most shares are electronically recorded. If you wish to have certificates for your shares, please write to Signature Services. Certificated shares can only be sold by returning the certificates to Signature Services, along with a letter of instruction or a stock power and a signature guarantee.

SALES IN ADVANCE OF PURCHASE PAYMENTS When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

ELIGIBILITY BY STATE You may only invest in, or exchange into, fund shares legally available in your state.


--------------------------------------------------------------------------------
DIVIDENDS AND ACCOUNT POLICIES

ACCOUNT STATEMENTS In general, you will receive account statements as follows:

* after every transaction (except a dividend reinvestment) that affects your account balance

*  after any changes of name or address of the registered owner(s)

*  in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

DIVIDENDS The funds generally distribute most or all of their net earnings in the form of dividends.Any capital gains are distributed annually. Most of the funds do not typically pay income dividends, with the exception of Disciplined Growth Fund and Regional Bank Fund, which typically pay income dividends semi-annually and quarterly, respectively.


                                                                YOUR ACCOUNT 25

DIVIDEND REINVESTMENTS Most investors have their dividends reinvested in additional shares of the same fund and class. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date. Alternatively, you can choose to have a check for your dividends mailed to you. However, if the check is not deliverable, your dividends will be reinvested.

TAXABILITY OF DIVIDENDS As long as a fund meets the requirements for being a tax-qualified regulated investment company, which each fund has in the past and intends to in the future, it pays no federal income tax on the earnings it distributes to shareholders.

Consequently, dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from a fund's long-term capital gains are taxable as capital gains; dividends from other sources are generally taxable as ordinary income.

Some dividends paid in January may be taxable as if they had been paid the previous December. Corporations may be entitled to take a dividends-received deduction for a portion of certain dividends they receive.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

TAXABILITY OF TRANSACTIONS Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

SMALL ACCOUNTS (NON-RETIREMENT ONLY) If you draw down a non-retirement account so that its total value is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, your fund may close out your account and mail you the proceeds. Alternatively, Signature Services may charge you $10 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason, and your account will not be closed if its drop in value is due to fund performance or the effects of sales charges.


--------------------------------------------------------------------------------
ADDITIONAL INVESTOR SERVICES

MONTHLY AUTOMATIC ACCUMULATION PROGRAM (MAAP) MAAP lets you set up regular investments from your paycheck or bank account to the John Hancock fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

*  Complete the appropriate parts of your account application.

* If you are using MAAP to open an account, make out a check ($25 minimum) for your first investment amount payable to "John Hancock Signature Services, Inc." Deliver your check and application to your financial representative or Signature Services.

SYSTEMATIC WITHDRAWAL PLAN This plan may be used for routine bill payments or periodic withdrawals from your account. To establish:

*  Make sure you have at least $5,000 worth of shares in your account.

* Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).

* Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.

* Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

* Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or Signature Services.

RETIREMENT PLANS John Hancock Funds offers a range of qualified retirement plans, including IRAs, SEPs, 401(k) plans, 403(b) plans (including TSAs) and other pension and profit-sharing plans. Using these plans, you can invest in any John Hancock fund (except tax-free income funds) with a low minimum investment of $250 or, for some group plans, no minimum investment at all. To find out more, call Signature Services at 1-800-225-5291.


26 YOUR ACCOUNT

FUND DETAILS

--------------------------------------------------------------------------------
BUSINESS STRUCTURE

HOW THE FUNDS ARE ORGANIZED Each John Hancock growth fund is an open-end management investment company or a series of such a company.

Each fund is supervised by a board of trustees, an independent body that has ultimate responsibility for the fund's activities. The board retains various companies to carry out the fund's operations, including the investment adviser, custodian, transfer agent and others (see diagram). The board has the right, and the obligation, to terminate the fund's relationship with any of these companies and to retain a different company if the board believes it is in the shareholders' best interests.

At a mutual fund's inception, the initial shareholder (typically the adviser) appoints the fund's board. Thereafter, the board and the shareholders determine the board's membership. The boards of the John Hancock growth funds may include individuals who are affiliated with the investment adviser. However, the majority of board members must be independent.

The funds do not hold annual shareholder meetings, but may hold special meetings for such purposes as electing or removing board members, changing fundamental policies, approving a management contract or approving a 12b-1 plan (12b-1 fees are explained in "Sales compensation").

                                  ------------
                                  SHAREHOLDERS
                                  ------------

                                --------------------------------------------
                                       FINANCIAL SERVICES FIRMS AND
                                           THEIR REPRESENTATIVES
  DISTRIBUTION AND
SHAREHOLDER SERVICES            Advise current and prospective share-
                                holders on their fund investments, often
                                in the context of an overall financial plan.
                                --------------------------------------------

       -------------------------------------------       -------------------------------------------------
                  POLITICAL DISTRIBUTOR                                    TRANSFER AGENT

                 John Hancock Funds, Inc.                      John Hancock Signature Services, Inc.
                  101 Huntington Avenue                             1 John Hancock Way STE 1000
                  Boston, MA 02199-7603                                Boston, MA 02217-1000

         Markets the funds and distributes shares         Handles shareholder services, including record-
       through selling brokers, financial planners       keeping and statements, distribution of dividends,
           and other financial representatives.               and processing of buy and sell requests.
       -------------------------------------------       -------------------------------------------------


                                                                          -------------------------------------
----------------------------------    -------------------------------                  CUSTODIAN
            SUBADVISER                       INVESTMENT ADVISER
                                                                               Investors Bank & Trust Co.
         DFS Advisors LLC               John Hancock Advisers, Inc.                 89 South Street                   ASSET
         75 State Street                   101 Huntington Avenue                    Boston, MA 02111                MANAGEMENT
         Boston, MA 02109                  Boston, MA 02199-7603
                                                                          Holds the funds' assets, settles all
  Provides portfolio management       Manages the funds' business and     portfolio trades and collects most of
services to Special Equities Fund.         investment activities.            the valuation data required for
----------------------------------    -------------------------------         calculating each fund's NAV.
                                                                          -------------------------------------


                        --------------------------------
                                    TRUSTEES

                        Supervise the funds' activities.
                        --------------------------------

                                                                 FUND DETAILS 27

ACCOUNTING COMPENSATION The funds compensate the adviser for performing tax and financial management services. Annual compensation is not expected to exceed 0.02% of each fund's average net assets.

PORTFOLIO TRADES In placing portfolio trades, the adviser may use brokerage firms that market the fund's shares or are affiliated with John Hancock Mutual Life Insurance Company, but only when the adviser believes no other firm offers a better combination of quality execution (i.e., timeliness and completeness) and favorable price.

INVESTMENT GOALS Except for Discovery Fund, Emerging Growth Fund, Financial Industries Fund and Special Opportunities Fund, each fund's investment goal is fundamental and may only be changed with shareholder approval.

DIVERSIFICATION Except for Special Opportunities Fund, all of the growth funds are diversified.

--------------------------------------------------------------------------------
SALES COMPENSATION
As part of their business strategies, the funds, along with John Hancock Funds, pay compensation to financial services firms that sell the funds' shares. These firms typically pass along a portion of this compensation to your financial representative.

Compensation payments originate from two sources: from sales charges and from 12b-1 fees that are paid out of the funds' assets ("12b-1" refers to the federal securities regulation authorizing annual fees of this type). The 12b-1 fee rates vary by fund and by share class, according to Rule 12b-1 plans adopted by the funds. The sales charges and 12b-1 fees paid by investors are detailed in the fund-by-fund information. The portions of these expenses that are reallowed to financial services firms are shown on the next page.

Distribution fees may be used to pay for sales compensation to financial services firms, marketing and overhead expenses and, for Class B shares, interest expenses.

--------------------------------------------------------------------------------
  CLASS B UNREIMBURSED DISTRIBUTION EXPENSES(1)
--------------------------------------------------------------------------------
                          UNREIMBURSED      AS A % OF
  FUND                    EXPENSES          NET ASSETS
Disciplined Growth        $ 3,798,216         4.19%
Discovery                 $   886,207         1.01%
Emerging Growth           $11,288,492         2.59%
Financial Industries              N/A         N/A
Growth                    $   208,458         0.79%
Regional Bank             $59,994,035         3.42%
Special Equities          $19,220,716         2.54%
Special Opportunities     $ 7,346,826         4.20%


(1) As of the most recent fiscal year end covered by each fund's financial highlights. These expenses may be carried forward indefinitely.


INITIAL COMPENSATION Whenever you make an investment in a fund or funds, the financial services firm receives either a reallowance from the initial sales charge or a commission, as described below. The firm also receives the first year's service fee at this time.

ANNUAL COMPENSATION Beginning with the second year after an investment is made, the financial services firm receives an annual service fee of 0.25% of its total eligible net assets. This fee is paid quarterly in arrears.

Financial services firms selling large amounts of fund shares may receive extra compensation. This compensation, which John Hancock Funds pays out of its own resources, may include asset retention fees as well as reimbursement for marketing expenses.

28 FUND DETAILS


----------------------------------------------------------------------------------------------------------------------------------
  CLASS A INVESTMENTS
----------------------------------------------------------------------------------------------------------------------------------
                                                            MAXIMUM
                                 SALES CHARGE               REALLOWANCE            FIRST YEAR                MAXIMUM
                                 PAID BY INVESTORS          OR COMMISSION          SERVICE FEE               TOTAL COMPENSATION(1)
                                 (% of offering price)      (% of offering price)  (% of net investment)     (% of offering price)
  Up to $49,999                  5.00%                      4.01%                  0.25%                     4.25%
  $50,000 - $99,999              4.50%                      3.51%                  0.25%                     3.75%
  $100,000 - $249,999            3.50%                      2.61%                  0.25%                     2.85%
  $250,000 - $499,999            2.50%                      1.86%                  0.25%                     2.10%
  $500,000 - $999,999            2.00%                      1.36%                  0.25%                     1.60%

  REGULAR INVESTMENTS OF
  $1 MILLION OR MORE
  First $1M - $4,999,999         --                         0.75%                  0.25%                     1.00%
  Next $1 - $5M above that       --                         0.25%                  0.25%                     0.50%
  Next $1 or more above that     --                         0.00%                  0.25%                     0.25%

  Waiver investments(2)          --                         0.00%                  0.25%                     0.25%

----------------------------------------------------------------------------------------------------------------------------------
  CLASS B INVESTMENTS
----------------------------------------------------------------------------------------------------------------------------------
                                                            MAXIMUM
                                                            REALLOWANCE            FIRST YEAR                MAXIMUM
                                                            OR COMMISSION          SERVICE FEE               TOTAL COMPENSATION
                                                            (% of offering price)  (% of net investment)     (% of offering price)
  All amounts                                               3.75%                  0.25%                     4.00%



(1) Reallowance/commission percentages and service fee percentages are calculated from different amounts, and therefore may not equal total compensation percentages if combined using simple addition.

(2) Refers to any investments made by municipalities, financial institutions, trusts and affinity group members that take advantage of the sales charge waivers described earlier in this prospectus.

CDSC revenues collected by John Hancock Funds may be used to pay commissions when there is no initial sales charge.

                                                                FUND DETAILS  29

--------------------------------------------------------------------------------
MORE ABOUT RISK

A fund's risk profile is largely defined by the fund's primary securities and investment practices. You may find the most concise description of each fund's risk profile in the fund-by-fund information.

The funds are permitted to utilize - within limits established by the trustees - certain other securities and investment practices that have higher risks and opportunities associated with them. To the extent that a fund utilizes these securities or practices, its overall performance may be affected, either positively or negatively. On the following page are brief descriptions of these securities and practices, along with the risks associated with them. The funds follow certain policies that may reduce these risks.

As with any mutual fund, there is no guarantee that the performance of a John Hancock growth fund will be positive over any period of time - days, months or years. However, stock funds as a category have historically performed better over the long term than bond or money market funds.

--------------------------------------------------------------------------------
TYPES OF INVESTMENT RISK

CORRELATION RISK The risk that changes in the value of a hedging instrument will not match those of the asset being hedged (hedging is the use of one investment to offset the effects of another investment). Incomplete correlation can result in unanticipated risks.

CREDIT RISK The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

CURRENCY RISK The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses.

INFORMATION RISK The risk that key information about a security or market is inaccurate or unavailable.

INTEREST RATE RISK The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values.

LEVERAGE RISK Associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value.
* HEDGED When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.
* SPECULATIVE To the extent that a derivative is not used as a hedge, the fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

LIQUIDITY RISK The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance.

MANAGEMENT RISK The risk that a strategy used by a fund's management may fail to produce the intended result. Common to all mutual funds. Market risk The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time.

MARKET RISK may affect a single issuer, industry, sector of the economy or the market as a whole. Common to all stocks and bonds and the mutual funds that invest in them.

NATURAL EVENT RISK The risk of losses attributable to natural disasters, crop failures and similar events.

OPPORTUNITY RISK The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

POLITICAL RISK The risk of losses attributable to government or political act ions, from changes in tax or trade statutes to governmental collapse and war.

VALUATION RISK The risk that a fund has valued certain of its securities at a higher price than it can sell them for.

30  FUND DETAILS


------------------------------------------------------------------------------------------------------------------------------------
HIGHER-RISK SECURITIES AND PRACTICES
------------------------------------------------------------------------------------------------------------------------------------

This table shows each fund's investment
limitations as a percentage of portfolio assets. In each case the principal types of risk are listed (see previous page for definitions). Numbers in this table show allowable usage only; for actual usage, consult the fund's annual/semi-annual reports.

10     Percent of total assets (italic type)
10     Percent of net assets (roman type)
[X]    No policy limitation on usage;
       fund may be using currently
[ ]    Permitted, but has not typically
       been used                          DISCIPLINED             EMERGING   FINANCIAL           REGIONAL   SPECIAL       SPECIAL
--     Not permitted                        GROWTH     DISCOVERY   GROWTH    INDUSTRIES   GROWTH   BANK     EQUITIES   OPPORTUNITIES

------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICES

BORROWING; REVERSE REPURCHASE AGREEMENTS
The borrowing of money from banks or
through reverse repurchase agreements.
Leverage, credit risks.                        5           5         33.3        5         33.3     5         33.3         33.3

REPURCHASE AGREEMENTS  The purchase of
a security that must later be sold back
to the seller at the same price plus
interest. Credit risk.                         [X]         [X]       [X]         [X]       [X]      [X]       [X]          [X]

SECURITIES LENDING  The lending of
securities to financial institutions,
which provide cash or government
securities as collateral. Credit risk.         5           33.3      30          33.3      33.3     --        33.3         33.3

SHORT SALES The selling of securities
which have been borrowed on the
expectation that the market price will
drop.
*  Hedged. Hedged leverage, market,
   correlation, liquidity, opportunity
   risks.                                      --          [ ]       [ ]         [ ]       [ ]      --        [ ]          [X]
*  Speculative. Speculative leverage,
   market, liquidity risks.                    --          [ ]       --          [ ]       [ ]      --        [ ]          5

SHORT-TERM TRADING  Selling a security
soon after purchase. A portfolio
engaging in short-term trading will
have higher turnover and transaction
expenses. Market risk.                         [X]         [X]       [X]         [X]       [X]      [X]       [X]          [X]

WHEN-ISSUED SECURITIES AND FORWARD
COMMITMENTS The purchase or sale of
securities for delivery at a future
date; market value may change before
delivery. Market, opportunity,
leverage risks.                                [X]         [X]       [X]         [X]       [X]      [X]       [X]          [X]


------------------------------------------------------------------------------------------------------------------------------------
CONVENTIONAL SECURITIES

NON-INVESTMENT-GRADE SECURITIES
Securities rated below BBB/Baa are
considered junk bonds. Credit, market,
interest rate, liquidity, valuation,
information risks.                             --          --        10          5         5        5         --           --

FOREIGN EQUITIES
*  Stocks issued by foreign companies.
   Market, currency, information, natural
   event, political risks.                     --          25        [X]         [X]       15       [ ]       [X]          [X]
*  American or European depository
   receipts, which are dollar-denominated
   securities typically issued by American
   or European banks and are based on
   ownership of securities issued by
   foreign companies. Market, currency,
   information, natural event, political
   risks.                                      10          25        [X]         [X]       15       [ ]       [X]          [X]

RESTRICTED AND ILLIQUID SECURITIES
Securities not traded on the open market.
May include illiquid Rule 144A securities.
Liquidity, valuation, market risks.            15          15        10          15        15       15        15           15

------------------------------------------------------------------------------------------------------------------------------------
LEVERAGED DERIVATIVE SECURITIES

FINANCIAL FUTURES AND OPTIONS;
SECURITIES AND INDEX OPTIONS Contracts
involving the right or obligation to
deliver or receive assets or money
depending on the performance of one or
more assets or an economic index.
*  Futures and related options. Interest
   rate, currency, market, hedged or
   speculative leverage, correlation,
   liquidity, opportunity risks.               [ ]         [X]       [X]         [ ]       [ ]      --        [ ]          [X]
*  Options on securities and indices.
   Interest rate, currency, market,
   hedged or speculative leverage,
   correlation, liquidity, credit,
   opportunity risks.                          [ ]         [ ]       [X]         [ ]       [ ]      [ ]       [ ]          [X]

CURRENCY CONTRACTS  Contracts involving
the right or obligation to buy or sell a
given amount of foreign currency at a
specified price and future date.
*  Hedged. Currency, hedged leverage,
   relation, liquidity, opportunity risks.     --          25        [X]         [ ]       [X]      --        [ ]          [X]
*  Speculative. Currency, speculative
   leverage, liquidity risks.                  --          --        --          [ ]       --       --        [ ]          --

                                                                 FUND DETAILS 31

FOR MORE INFORMATION
--------------------------------------------------------------------------------

Two documents are available that        To request a free copy of the current
offer further information               annual/semi-annual report or SAI,
on John Hancock growth funds:           please write or call:

ANNUAL/SEMI-ANNUAL REPORT TO            John Hancock Signature Services, Inc.
SHAREHOLDERS                            1 John Hancock Way STE 1000
Includes financial statements,          Boston, MA 02217-1000
detailed performance information,       Telephone: 1-800-225-5291
portfolio holdings, a statement         EASI-Line: 1-800-338-8080
from portfolio management and           TDD: 1-800-544-6713
the auditor's report.                   Internet: www.jhancock.com/funds

STATEMENT OF ADDITIONAL
INFORMATION (SAI)
The SAI contains more detailed
information on all aspects of the
funds. The current annual/
semi-annual report is included
in the SAI.

A current SAI has been filed with
the Securities and Exchange
Commission and is incorporated
by reference (is legally a part
of this prospectus).




[LOGO]   JOHN HANCOCK FUNDS
         A GLOBAL INVESTMENT MANAGEMENT FIRM

         101 Huntington Avenue
         Boston, Massachusetts 02199-7603

                                                (C)1996 John Hancock Funds, Inc.
                                                                     GROPN  3/97
JOHN HANCOCK (R)
FINANCIAL SERVICES

                      JOHN HANCOCK DISCIPLINED GROWTH FUND
                         JOHN HANCOCK REGIONAL BANK FUND

                           Class A and Class B Shares
                       Statement of Additional Information
                                  March 1, 1997

This Statement of Additional Information provides information about John Hancock Disciplined Growth and John Hancock Regional Bank Fund (collectively, the "Funds") in addition to the information that is contained in the combined Growth Funds' Prospectus dated March 1, 1997 (the "Prospectus"). The Funds are diversified series of John Hancock Investment Trust II (the "Trust"), formerly Freedom Investment Trust.

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus, a copy of which can be obtained free of charge by writing or telephoning:

                      John Hancock Signature Services, Inc.
                           1 John Hancock Way STE 1000
                              Boston MA 02217-1000
                                 1-800-225-5291

                                TABLE OF CONTENTS

Organization of the Funds .....................................................2
Investment Objectives and Policies.............................................2
-John Hancock Disciplined Growth Fund/John Hancock Regional Bank Fund
Investment Restrictions.......................................................14
Those Responsible for Management..............................................18
Investment Advisory and Other Services........................................27
Distribution Contracts........................................................30
Net Asset Value...............................................................32
Initial Sales Charge on Class A Shares........................................33
Deferred Sales Charge on Class B Shares.......................................36
Special Redemptions...........................................................39
Additional Services and Programs..............................................40
Description of the Funds' Shares..............................................42
Tax Status....................................................................43
Calculation of Performance....................................................49
Brokerage Allocation..........................................................52
Transfer Agent Services.......................................................54
Custody of Portfolio..........................................................54
Independent Accountants.......................................................54
Appendix A ..................................................................A-1
- Bond and Commercial Paper Ratings..........................................
Financial Statements.........................................................F-1

ORGANIZATION OF THE FUNDS

The Funds are a series of the Trust, an open-end investment management company organized as a Massachusetts business trust on March 29, 1984 under the laws of The Commonwealth of Massachusetts. To date, three series of the Trust have been authorized for sale to the public by the Trustees: John Hancock Disciplined Growth Fund ("Disciplined Growth Fund"), John Hancock Financial Industries Fund ("Financial Industries Fund") and John Hancock Regional Bank Fund ("Regional Bank Fund"). The Disciplined Growth Fund and the Regional Bank Fund may be referred to individually as a "Fund" and collectively as the "Funds". The Funds commenced operations on January 16, 1986 and April 2, 1985, respectively.

John Hancock Advisers, Inc. (the "Adviser") is the Funds' investment adviser. The Adviser is an indirect wholly owned subsidiary of John Hancock Mutual Life Insurance Company (the "Life Company") a Massachusetts life insurance company chartered in 1862, with national headquarters at John Hancock Place, Boston, Massachusetts.

INVESTMENT OBJECTIVES AND POLICIES

The following information supplements the discussion of each Funds' investment objective and policies discussed in the Prospectus. There is no assurance that either Fund will achieve its investment objective.

The Fund's investment objective is to achieve long-term growth of capital primarily from a portfolio of common stocks and other equity investments. Moderate income is a secondary objective.

                      John Hancock Disciplined Growth Fund

Under normal circumstances, the Fund will invest at least 65% of its total assets in equity securities, including common stock, preferred stock and debt securities convertible into common stock. The Adviser will seek to invest the assets of the Fund in a diversified portfolio consisting primarily of common stock of high-quality, growth-oriented companies which the Adviser believes will provide the Fund with above-average value. The Adviser will pursue a strategy of investing in companies with superior earnings growth and stability. The Fund will invest in a number of industry groups without concentration in any particular industry. In addition, the Adviser will seek to invest in companies exhibiting one or more of the following traits: a low ratio of debt to capital, a seasoned, capable management, or a strong industry position due to recognized brands or patent protection.

                         John Hancock Regional Bank Fund

The Fund's investment objective is to achieve capital appreciation from a portfolio of equity securities of regional banks and lending institutions. Moderate income is a secondary objective. Under ordinary circumstances, the Fund will invest at least 65% of its total assets in equity securities, including common stock and securities convertible to common stock (such as convertible

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bonds, convertible preferred stock, and warrants), of regional commercial banks, industrial banks, consumer banks, savings and loans and bank holding companies that receive a substantial portion of their income from banks.

A regional bank is one that provides full service banking (i.e., savings accounts, checking accounts, commercial lending and real estate lending), whose assets are primarily of domestic origin, and which typically has a principal office outside of New York City and Chicago. Regional Bank Fund may invest in banks that are not Federal Deposit Insurance Corporation (including any state or federally chartered savings and loan association). Although the Adviser will primarily seek opportunities for capital appreciation, many of the regional banks in which the Fund may invest pay regular dividends. Accordingly, the Fund also expects to receive moderate income.

Regional Bank Fund may invest some or all of its assets that are not invested in equity securities of regional banks in the equity securities of financial services companies, companies with significant lending operations or "money center" banks. A "money center" bank is one with a strong international banking business and a significant percentage of international assets, which is typically located in New York or Chicago. The Fund may invest up to 5% of its net assets in below-investment grade debt securities (rated as low as CCC) of banks. The Fund may invest in unrated securities which, in the opinion of the Adviser, offer comparable yields and risks to these securities which are rated. The Fund may also invest up to 5% of its net assets in non-financial services equities.

Since the Regional Bank Fund's investments will be concentrated in the banking industry, it will be subject to risks in addition to those that apply to the general equity market. Events may occur which significantly affect the entire banking industry. Thus, the Fund's share value may at times increase or decrease at a faster rate than the share value of a mutual fund with investments in many industries. In addition, despite some measure of deregulation, banks and other lending institutions are still subject to extensive governmental regulation which limits their activities. The availability and cost of funds to these entities is crucial to their profitability. Consequently, volatile interest rates and general economic conditions can adversely affect their financial performance and condition. The market value of the debt securities in the Regional Bank Fund's portfolio will also tend to vary in an inverse relationship with changes in interest rates. For example, as interest rates rise, the market value of debt securities tends to decline. Regional Bank Fund is not a complete investment program. Because the Regional Bank Fund's investments are concentrated in the banking industry, an investment in the Fund may be subject to greater market fluctuations than a fund that does not concentrate in a particular industry. Thus, it is recommended that an investment in the Regional Bank Fund be considered only one portion of your overall investment portfolio.

Banks, finance companies and other financial services organizations are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and the interest rates and fees which may be charged. The profitability of these concerns is largely dependent upon the availability and cost of capital funds, and has shown significant recent fluctuation as a result of volatile interest rate levels. Volatile interest rates will also affect the market value of debt securities held by the Regional Bank Fund. In addition, general economic conditions are important to the operations of these concerns, with exposure to credit losses

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

resulting from possible financial difficulties of borrowers potentially having an adverse effect.

Ratings as Investment Criteria. To avoid the need to sell equity securities in the portfolio to provide funds for redemption, and to provide flexibility to Disciplined Growth Fund to take advantage of investment opportunities, Disciplined Growth Fund may invest up to 15% of its net assets in long-and short-term debt instruments of varying maturities, including investment grade (i.e., rated at the time of purchase AAA, AA, A or BBB by Standard & Poor's Ratings Group ("S&P") or Aaa, Aa, A or Baa by Moody's Investors Service, Inc. ("Moody's")) debt securities of corporations (such as commercial paper, notes, bonds or debentures), certificates of deposit, money market securities and obligations of the U.S. Government, its agencies and instrumentalities.

Also, to avoid the need to sell equity securities in the portfolio to provide funds for redemption, and to provide flexibility to Regional Bank Fund to take advantage of investment opportunities, Regional Bank Fund may invest up to 15% of its net assets in short-term (less than one year) investment grade (i.e., rated at the time of purchase AAA, AA, A or BBB by S& P or Aaa, Aa, A or Baa by Moody's Investors Service, Inc.) debt securities of corporations (such as commercial paper, notes, bonds or debentures), certificates of deposit, deposit accounts, obligations of the U.S. Government, its agencies and instrumentalities, or repurchase agreements which are fully-collateralized by U.S. Government obligations, including repurchase agreements that mature in more than seven days.

When the Adviser believes that financial conditions present unusual risks with respect to equity securities, the Funds may invest up to 80% of their assets in these securities, rated in the four highest categories, for temporary defensive purposes. Appendix A contains further information concerning the ratings of Moody's and S&P and their significance.

Subsequent to its purchase by either Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither of these events will require the sale of the securities by the Fund, but the Adviser will consider the event in its determination of whether the Fund should continue to hold the securities.

Investments in Foreign Securities. The Disciplined Growth Fund may invest up to 10% of its total assets in securities of foreign issuers in the form of sponsored or unsponsored American Depository Receipts (ADRs), European Depository Receipts (EDRs) or other securities convertible into securities of foreign issuers.

Regional Bank Fund may invest in the securities of foreign issuers, including securities in the form of sponsored and unsponsored ADRs, EDRs or other securities convertible into securities of foreign issuers. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Issuers of unsponsored ADRs are not contractually obligated to disclose material information, including financial information, in the United States. Generally, ADRs are designed for use in the United States securities markets and EDRs are designed for use in European securities markets.

Foreign Currency Transactions. The Fund's foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. The Fund may also enter into forward foreign currency exchange contracts to enhance return, to hedge against fluctuations in currency exchange rates affecting a particular transaction or portfolio position, or as a substitute for the purchase or sale of a currency or assets denominated in that currency. Forward contracts are agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities quoted or denominated in the same or related foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in the same or related foreign currencies. The Fund may elect to hedge less than all of its foreign portfolio positions deemed appropriate by the Adviser and Sub-Advisers.

If the Fund purchases a forward contract or sells a forward contract for non-hedging purposes, its custodian will segregate cash or liquid securities, of any type or maturity, in a separate account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. The assets in the segregated account will be valued at market daily and if the value of the securities in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will be equal to the amount of the Fund's commitment with respect to such contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency rises. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currency involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency are usually conducted on a principal basis, no fees or commissions are involved.

Risks of Foreign Securities. Investments in foreign securities may involve a greater degree of risk than those in domestic securities. There is generally less publicly available information about foreign companies in the form of reports and ratings similar to those that are published about issuers in the United States. Also, foreign issuers are generally not subject to uniform accounting, auditing and financial reporting requirements comparable to United States issuers.

Because foreign securities may be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains that the Fund distributes to shareholders. Securities transactions undertaken in some foreign markets may not be settled promptly, so that the Fund's investments on foreign exchanges may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Foreign securities will be purchased in the best available market, whether through over-the-counter markets or exchanges located in the countries where principal offices of the issuers are located. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United States exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation, nationalization or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States' economy in terms of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

The dividends, in some cases, capital gains, and interest payable on certain of the Fund's foreign portfolio securities, may be subject to foreign withholding or other foreign taxes, thus reducing the net amount of income of gains available for distribution to the Fund's shareholders.

Repurchase Agreements. In a repurchase agreement a Fund buys a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. A Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom a Fund enters into repurchase agreements.

Each Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, a Fund could experience delays in liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income decline in value of the

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

underlying securities or lack of access to income during this period and the expense of enforcing its rights.

Reverse Repurchase Agreements. Each Fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by a Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by a Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. A Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. To minimize various risks associated with reverse repurchase agreements, a Fund will establish and maintain with the Fund's custodian a separate account consisting of liquid securities, of any type or maturity, in an amount at least equal to the repurchase prices of the securities (plus any accrued interest thereon) under such agreements. In addition, a Fund will not borrow money or enter into reverse repurchase agreements except from banks temporarily for extraordinary emergency purposes (not leveraging or investment) and then in an aggregate amount not in excess of 5% of the value of the Fund's net assets at the time of such borrowing. A Fund will enter into reverse repurchase agreements only with federally insured banks which are approved in advance as being creditworthy by the Trustees. Under procedures established by the Trustees, the Adviser will monitor the creditworthiness of the banks involved.

Restricted Securities. Each Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including commercial paper issued in reliance on Section 4(2) of the 1933 Act and securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. A Fund will not invest more than 15% of its net assets in illiquid investments. If the Trustees determine, based upon a continuing review of the trading markets for specific Section 4(2) paper or Rule 144A securities, that they are liquid, they will not be subject to the 15% limit on illiquid investments. The Trustees may adopt guidelines and delegate to the Adviser the daily function of determining and monitoring the liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor a Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in a Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Options on Securities and Securities  Indices.  Each Fund may purchase and write
(sell) call and put options on any securities in which it may invest or on any securities index based on securities in which it may invest. These options may be listed on national domestic securities exchanges or traded in the over-the-counter market. Each Fund may write covered put and call options and purchase put and call options to enhance total return, as a substitute for the purchase or sale of securities, or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

Writing Covered Options. A call option on securities written by a Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities written by a Fund obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.
Writing covered call options may deprive a Fund of the opportunity to profit from an increase in the market price of the securities in its portfolio. Writing covered put options may deprive a Fund of the opportunity to profit from a decrease in the market price of the securities to be acquired for its portfolio.

All call and put options written by the Funds are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities in a segregated account maintained by the Fund's custodian with a value at least equal to the Fund's obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. A Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

A Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

Purchasing Options. A Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts") in the market value of securities of the type in which it may invest. A Fund may also sell call and put options to close out its purchased options.

The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund's portfolio securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of a Fund's portfolio securities.

Each Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities markets.

Futures Contracts and Options on Futures Contracts. To seek to increase total return or hedge against changes in interest rates or securities prices, Disciplined Growth Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on these futures contracts. Disciplined Growth Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. The futures contracts may be based on various securities (such as U.S. Government securities), securities indices and any other financial instruments and indices. All futures contracts entered into by Disciplined Growth Fund are traded on U.S. exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, Disciplined Growth Fund may instead make, or take, delivery of the underlying securities whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging and Other Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that Disciplined Growth Fund proposes to acquire. When interest rates are rising or securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

Disciplined Growth Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated rise in interest rates or a decline in market prices that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities.

If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for Disciplined Growth Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of Disciplined Growth Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, Disciplined Growth Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available. The Fund may also purchase futures contracts as a substitute for transactions in securities, to alter the investment characteristics of portfolio securities or to gain or increase its exposure to a particular securities market.

Options on Futures Contracts. Disciplined Growth Fund may purchase and write options on futures for the same purposes as its transactions in futures contracts. The purchase of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of Disciplined Growth Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. Disciplined Growth Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. Disciplined Growth Fund will engage in futures and related options transactions either for bona fide hedging purposes or to seek to increase total return as permitted by the CFTC. To the extent that the Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

To the extent that Disciplined Growth Fund engages in nonhedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these nonhedging positions will not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for maintaining its qualification as a regulated investment company for federal income tax purposes.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating Disciplined Growth Fund to purchase securities, require the Fund to establish with the custodian a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for Disciplined Growth Fund than if it had not entered into any futures contracts or options transactions.

Perfect correlation between Disciplined Growth Fund's futures positions and portfolio positions will be impossible to achieve. There are no futures contracts based upon individual securities, except certain U.S. Government securities. The only futures contracts available to hedge the Fund's portfolio are various futures on U.S. Government securities, securities indices and foreign currencies. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent Disciplined Growth Fund from closing out positions and limiting its losses.

Lending of Securities (Disciplined Growth Fund only). Disciplined Growth Fund may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. Disciplined Growth Fund may reinvest any cash collateral in short-term securities and money market funds. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities involved in the transaction. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of the Disciplined Growth Fund not to lend portfolio securities having a total value exceeding 5% of its total assets.

Rights and Warrants. The Fund may purchase warrants and rights which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price, subject to the Fund's Investment Restrictions. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and rights may be considered to entail greater investment risk than certain other types of investments. In addition, the value of warrants and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of the Fund's assets as compared with investing the same amount in the underlying stock.

Forward Commitment and When-Issued Securities. Each Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. A Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, a Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When a Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in a Fund's losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date a Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities, of any type or maturity, equal in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, a Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Short-Term Trading and Portfolio Turnover. Each Fund may engage in short-term trading. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. A Fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed income securities in order to realize capital gains or improve income. Short-term trading may have the effect of increasing portfolio turnover rate. A high rate of portfolio turnover (100% or greater) involves correspondingly greater brokerage expenses and may make it more difficult for a Fund to qualify as a regulated investment company for federal income tax purposes. Each Fund's portfolio turnover rate is set forth in the table under the caption "Financial Highlights" in the Prospectus.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. The following investment restrictions will not be changed without approval of a majority of a Fund's outstanding voting securities which, as used in the Prospectus and this Statement of Additional Information, means approval by the lesser of (1) the holders of 67% or more of the Fund's shares represented at a meeting if more than 50% of the Fund's outstanding shares are present in person or by proxy at that meeting or (2) more than 50% of the Fund's outstanding shares.

A Fund may not:

         1. Purchases on Margin and Short Sales. Purchase securities on margin or sell short, except that a Fund may obtain such short term credits as are necessary for the clearance of securities transactions. The deposit or payment by a Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

         2. Borrowing. Borrow money, except from banks temporarily for extraordinary or emergency purposes (not for leveraging or investment) and then in an aggregate amount not in excess of 5% of the value of the Fund's net assets at the time of such borrowing.

         3. Underwriting Securities. Act as an underwriter of securities of other issuers, except to the extent that it may be deemed to act as an underwriter in certain cases when disposing of restricted securities. (See also Restriction 12.)

         4.       Senior   Securities.   Issue  senior   securities   except  as
appropriate to evidence indebtedness which a Fund is permitted to incur, provided that, to the extent applicable, (i) the purchase and sale of futures contracts or related options, (ii) collateral arrangements with respect to futures contracts, related options, forward foreign currency exchange contracts or other permitted investments of a Fund as described in the Prospectus, including deposits of initial and variation margin, and (iii) the establishment of separate classes of shares of a Fund for providing alternative distribution methods are not considered to be the issuance of senior securities for purposes of this restriction.

         5. Warrants. Invest more than 5% of the value of the Fund's net assets in marketable warrants to purchase common stock. Warrants acquired in units or attached to securities are not included in this restriction.

         6. Single Issuer Limitation/Diversification. Purchase securities of any one issuer, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of a Fund's total assets would be invested in such issuer or the Fund would own or hold more than 10% of the outstanding voting securities of such issuer; provided, however, that with respect to all Funds, up to 25% of the value of a Fund's total assets may be invested without regard to these limitations.

         7. Real Estate. Purchase or sell real estate although a Fund may purchase and sell securities which are secured by real estate, mortgages or interests therein, or issued by companies which invest in real estate or interests therein; provided, however, that no Fund will purchase real estate limited partnership interests.

         8. Commodities; Commodity Futures; Oil and Gas Exploration and Development Programs. Purchase or sell commodities or commodity futures contracts or interests in oil, gas or other mineral exploration or development programs, except a Fund (other than the Regional Bank Fund) may engage in such forward foreign currency contracts and/or purchase or sell such futures contracts and options thereon as described in the Prospectus.

         9. Making Loans. Make loans, except that a Fund may purchase or hold debt instruments and may enter into repurchase agreements (subject to Restriction 12) in accordance with its investment objectives and policies and, with respect to the Disciplined Growth Fund, make loans of portfolio securities provided that as a result, no more than 5% of the Disciplined Growth Fund's total assets taken at current value would be so loaned.

         10. Industry Concentration. Purchase any securities which would cause more than 25% of the market value of a Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; provided that, notwithstanding the foregoing, the Regional Bank Fund will invest more than 25% of its total assets in issuers in the banking industry; all as more fully set forth in the Prospectus.

Non-fundamental   Investment   Restrictions.   The  following  restrictions  are
designated as non-fundamental and may be changed by the Trustees without shareholder approval.

A Fund may not:

         11. Options Transactions. Write, purchase, or sell puts, calls or combinations thereof except that a Fund may write, purchase or sell puts and calls on securities.

         12. Illiquid Securities. Purchase or otherwise acquire any security if, as a result, more than 15% of a Fund's net assets (taken at current value) would be invested in securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. This policy includes repurchase agreements maturing in more than seven days. This policy does not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of l933 which the Trustees or the Adviser has determined under Trustee-approved guidelines are liquid.

         13. Acquisition for Control Purposes. Purchase securities of any issuer for the purpose of exercising control or management, except in connection with a merger, consolidation, acquisition or reorganization.

         14. Unseasoned Issuers. Purchase securities of any issuer with a record of less than three years continuous operations, including predecessors, if such purchase would cause the investments of a Fund in all such issuers to exceed 5% of the total assets of the Fund taken at market value, except this restriction shall not apply to (i) obligations of the U.S. Government, its agencies or instrumentalities and (ii) securities of such issuers which are rated by at least one nationally recognized statistical rating organization.

         15. Beneficial Ownership of Officers and Directors of Fund and Adviser. Purchase or retain the securities of any issuer if those officers or trustees of a Fund or officers or directors of the Adviser who each own beneficially more than 1/2 of 1% of the securities of that issuer together own more than 5% of the securities of such issuer.

         16. Hypothecating, Mortgaging and Pledging Assets. Hypothecate, mortgage or pledge any of its assets except to secure loans as a temporary measure for extraordinary purposes. For the purpose of this restriction, (i) forward foreign currency exchange contracts are not deemed to be a pledge of assets, (ii) the purchase or sale of securities by a Fund on a when-issued or delayed delivery basis and collateral arrangements with respect to the writing of options on debt securities or on futures contracts are not deemed to be a pledge of assets; and (iii) the deposit in escrow of underlying securities in connection with the writing of call options is not deemed to be a pledge of assets.

         17. Joint Trading Accounts. Participate on a joint or joint and several basis in any trading account in securities (except for a joint account with other funds managed by the Adviser for repurchase agreements permitted by the Securities and Exchange Commission pursuant to an exemptive order).

         18. Securities of Other Investment Companies. Purchase a security if, as a result, (i) more than 10% of the Fund's total assets would be invested in the securities of other investment companies, (ii) the Fund would hold more than 3% of the total outstanding voting securities of any one investment company, or (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to
(a) the investment of cash collateral, received by the Fund in connection with lending the Fund's portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations, the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees, purchase securities of other investment companies within the John Hancock Group of Funds. The Fund may not purchase the shares of any closed-end investment company except in the open market where no commission or profit to a sponsor or dealer results from the purchase, other than customary brokerage fees.

         If a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time of investment, a later change in percentage resulting from changes in the values of the Fund's assets will not be considered a violation of the restriction (with the exception of Restriction 2 permitting Disciplined Growth Fund to borrow up to 5% of the value of its total assets).

THOSE RESPONSIBLE FOR MANAGEMENT

The business of each Fund is managed by its Trustees of the Trust, who elect officers who are responsible for the day-to-day operations of the Funds and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Trust are also officers and Directors of the Adviser or officers and Directors of the Funds' principal distributor, John Hancock Funds, Inc. ("John Hancock Funds").


                                        Positions Held                         Principal Occupations(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------
Edward J. Boudreau, Jr. *               Trustee, Chairman and Chief            Chairman and Chief Executive
101 Huntington Avenue                   Executive Officer (1, 2)               Officer, the Adviser and The
Boston, MA  02199                                                              Berkeley Financial Group ("Berkeley
October 1944                                                                   Group"); Chairman, NM Capital
                                                                               Management, Inc. ("NM Capital") and
                                                                               John Hancock Advisers International
                                                                               Limited ("Advisers International");
                                                                               Chairman, Chief Executive Officer
                                                                               and President, John Hancock Funds,
                                                                               Inc. ("John Hancock Funds"), First
                                                                               Signature Bank and Trust Company
                                                                               and Sovereign Asset Management
                                                                               Corporation ("SAMCorp."); Director,
                                                                               John Hancock Insurance Agency, Inc.
                                                                               ("Insurance Agency, Inc."), John
                                                                               Hancock Capital Corporation and New
                                                                               England/Canada Business Council;
                                                                               Member, Investment Company
                                                                               Institute Board of Governors;
                                                                               Director, Asia Strategic Growth
                                                                               Fund, Inc.; Trustee, Museum of
                                                                               Science; Vice Chairman and
                                                                               President, the Adviser (until July
                                                                               1992); Chairman, John Hancock
                                                                               Distributors, Inc. (until April
                                                                               1994); Director, John Hancock
                                                                               Freedom Securities Corporation
                                                                               (until September 1996); Director,
                                                                               John Hancock Signature Services,
                                                                               Inc. ("Signature Services") (until
                                                                               January 1997).


-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.




                                       19

                                        Positions Held                         Principal Occupations(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------

Dennis S. Aronowitz                     Trustee (3)                            Professor of Law, Emeritus, Boston
Boston University                                                              University School of Law; Trustee,
Boston, Massachusetts                                                          Brookline Savings Bank.
June 1931

Richard P. Chapman, Jr.                 Trustee (1, 3)                         President, Brookline Savings Bank;
160 Washington Street                                                          Director, Federal Home Loan Bank of
Brookline, MA  02147                                                           Boston (lending); Director, Lumber
February 1935                                                                  Insurance Companies (fire and
                                                                               casualty insurance); Trustee,
                                                                               Northeastern University (education);
                                                                               Director, Depositors Insurance Fund,
                                                                               Inc. (insurance).

William J. Cosgrove                     Trustee (3)                            Vice President, Senior Banker and
20 Buttonwood Place                                                            Senior Credit Officer, Citibank,
Saddle River, NJ  07458                                                        N.A. (retired September 1991);
January 1933                                                                   Executive Vice President, Citadel
                                                                               Group Representatives, Inc.; EVP
                                                                               Resource Evaluation, Inc.
                                                                               (consulting) (until October 1993);
                                                                               Trustee, the Hudson City Savings
                                                                               Bank (since 1995).


-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.












                                       20

                                        Positions Held                         Principal Occupations(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------

Douglas M. Costle                       Trustee (1, 3)                         Director, Chairman of the Board and
RR2 Box 480                                                                    Distinguished Senior Fellow,
Woodstock, VT  05091                                                           Institute for Sustainable
July 1939                                                                      Communities, Montpelier, Vermont
                                                                               (since 1991); Dean Vermont Law
                                                                               School (until 1991); Director, Air
                                                                               and Water Technologies Corporation
                                                                               (environmental services and
                                                                               equipment), Niagara Mohawk Power
                                                                               Company (electric services) and
                                                                               Mitretek Systems (governmental
                                                                               consulting services).

Leland O. Erdahl                        Trustee (3)                            Director, Santa Fe Ingredients
8046 Mackenzie Court                                                           Company of California, Inc. and
Las Vegas, NV  89129                                                           Santa Fe Ingredients Company, Inc.
December 1928                                                                  (private food processing companies),
                                                                               Uranium Resources, Inc.; President,
                                                                               Stolar, Inc. (1987-1991); President,
                                                                               Albuquerque Uranium Corporation
                                                                               (1985-1992); Director,
                                                                               Freeport-McMoRan Copper & Gold
                                                                               Company, Inc., Hecla Mining Company,
                                                                               Canyon Resources Corporation and
                                                                               Original Sixteen to One Mines, Inc.
                                                                               (1984-1987 and 1991-1995)
                                                                               (management consultant).


-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.







                                       21

                                        Positions Held                         Principal Occupations(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------

Richard A. Farrell                      Trustee(3)                             President of Farrell, Healer & Co.,
Venture Capital Partners                                                       (venture capital management firm)
160 Federal Street                                                             (since 1980);  Prior to 1980, headed
23rd Floor                                                                     the venture capital group at Bank of
Boston, MA  02110                                                              Boston Corporation.
November 1932

Gail D. Fosler                          Trustee (3)                            Vice President and Chief Economist,
4104 Woodbine Street                                                           The Conference Board (non-profit
Chevy Chase, MD  20815                                                         economic and business research);
December 1947                                                                  Director, Unisys Corp.; and H.B.
                                                                               Fuller Company.

William F. Glavin                       Trustee (3)                            President, Babson College; Vice
Babson College                                                                 Chairman, Xerox Corporation (until
Horn Library                                                                   June 1989); Director, Caldor Inc.,
Babson Park, MA 02157                                                          Reebok, Ltd. (since 1994) and Inco
March 1931                                                                     Ltd.

Anne C. Hodsdon *                       Trustee and President (1,2)            President, Chief Operating Officer
101 Huntington Avenue                                                          and Director, the Adviser; Director,
Boston, MA  02199                                                              The Berkeley Group, John Hancock
April 1953                                                                     Funds; Director, Advisers
                                                                               International; Executive Vice
                                                                               President, the Adviser (until
                                                                               December 1994); Senior Vice
                                                                               President, the Adviser (until
                                                                               December 1993); Director, Signature
                                                                               Services (until January 1997).


-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.






                                       22

                                        Positions Held                         Principal Occupations(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------

Dr. John A. Moore                       Trustee (3)                            President and Chief Executive
Institute for Evaluating Health Risks                                          Officer, Institute for Evaluating
1629 K Street NW                                                               Health Risks, (nonprofit
Suite 402                                                                      institution) (since September 1989).
Washington, DC  20006-1602
February 1939

Patti McGill Peterson                   Trustee (3)                            Cornell Institute of Public Affairs,
Cornell University                                                             Cornell University (since August
Institute of Public Affairs                                                    1996); President Emeritus of Wells
364 Upson Hall                                                                 College and St. Lawrence University;
Ithica, NY  14853                                                              Director, Niagara Mohawk Power
May 1943                                                                       Corporation (electric utility) and
                                                                               Security Mutual Life (insurance).

John W. Pratt                           Trustee (3)                            Professor of Business Administration
2 Gray Gardens East                                                            at Harvard University Graduate
Cambridge, MA  02138                                                           School of Business Administration
September 1931                                                                 (since 1961).


-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.










                                       23

                                        Positions Held                         Principal Occupations(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------

Richard S. Scipione *                   Trustee (1)                            General Counsel, John Hancock Life
John Hancock Place                                                             Company; Director, the Adviser,
P.O. Box 111                                                                   Advisers International, John Hancock
Boston, MA  02117                                                              Funds, John Hancock Distributors,
August 1937                                                                    Inc., Insurance Agency, Inc., John
                                                                               Hancock Subsidiaries, Inc.,
                                                                               SAMCorp. and NM Capital; Trustee,
                                                                               The Berkeley Group; Director, JH
                                                                               Networking Insurance Agency, Inc.;
                                                                               Director, John Hancock Property and
                                                                               Casualty Insurance and its
                                                                               affiliates (until November 1993);
                                                                               Director, Signature Services (until
                                                                               January 1997).

Edward J. Spellman, CPA                 Trustee (3)                            Partner, KPMG Peat Marwick LLP
259C Commercial Bld.                                                           (retired June 1990).
Lauderdale, FL  33308
November 1932

Robert G. Freedman                      Vice Chairman and Chief Investment     Vice Chairman and Chief Investment
101 Huntington Avenue                   Officer (2)                            Officer, the Adviser; Director, the
Boston, MA  02199                                                              Adviser, Advisers International,
July 1938                                                                      John Hancock Funds, SAMCorp.,
                                                                               Insurance Agency, Inc.,
                                                                               Southeastern Thrift & Bank Fund and
                                                                               NM Capital; Senior Vice President,
                                                                               The Berkeley Group; President, the
                                                                               Adviser (until December 1994);
                                                                               Director, Signature Services (until
                                                                               January 1997).


-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.







                                       24

                                        Positions Held                         Principal Occupations(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------

James B. Little                         Senior Vice President and Chief        Senior Vice President, the Adviser,
101 Huntington Avenue                   Financial Officer                      The Berkeley Group, John Hancock
Boston, MA  02199                                                              Funds.
February 1935

John A. Morin                           Vice President                         Vice President and Secretary, the
101 Huntington Avenue                                                          Adviser, The Berkeley Group,
Boston, MA  02199                                                              Signature Services and John Hancock
July 1950                                                                      Funds; Secretary, SAMCorp.,
                                                                               Insurance Agency, Inc. and NM
                                                                               Capital; Counsel, John Hancock
                                                                               Mutual Life Insurance Company (until
                                                                               January 1996).

Susan S. Newton                         Vice President and Secretary           Vice President, the Adviser, John
101 Huntington Avenue                                                          Hancock Funds, Signature Services
Boston, MA  02199                                                              and The Berkeley Group; Vice
March 1950                                                                     President, John Hancock
                                                                               Distributors, Inc. (until 1994).

James J. Stokowski                      Vice President and Treasurer           Vice President, the Adviser.
101 Huntington Avenue
Boston, MA  02199
November 1946

-------------------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.

All of the officers listed are officers or employees of the Adviser or affiliated companies. Some of the Trustees and officers may also be officers and Trustees of one or more of the other funds for which the Adviser serves as investment adviser.

The following table provides information regarding the compensation paid by the Funds and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. Trustees not listed below were not Trustees of these Funds as of the end of the Funds' last completed fiscal years. Messrs. Boudreau, Scipione and Ms. Hodsdon, each a non-Independent Trustee, and each of the officers of the Funds are interested persons of the Adviser, are compensated by the Adviser and receive no compensation from the Funds for their services.

                    Aggregate Compensation From the Funds (1)

                                                                          Total Compensation From the
                               Disciplined Growth      Regional Bank      Funds and John Hancock Fund
Independent Trustees                  Fund                  Fund             Complex to Trustees (2)
--------------------                  ----                  ----             -----------------------
Dennis J. Aronowitz                $    49              $  1,122                  $ 72,450
William A. Barron III*                 145                 2,292                         0
Richard P. Chapman                      58                 1,332                    75,200
William J. Cosgrove                     49                 1,122                    72,450
Douglas M.Costle                     2,359                41,191                    75,350
Leland O. Erdahl                     2,304                40,085                    72,350
Richard A. Farrell                   2,359                41,191                    75,350
Gail D. Fosler                          49                 1,122                    75,350
William F. Glavin+                   2,304                40,085                    72,250
Patrick Grant*                         145                 2,292                         0
Ralph Lowell, Jr.*                     145                 2,292                         0
Dr. John A. Moore                    2,186                37,622                    68,350
Patti McGill Peterson                2,296                40,085                    72,100
John W. Pratt                        2,304                40,085                    72,350
Edward J. Spellman                      58                 1,332                    73,950
                                   -------              --------                  --------
Totals                             $16,810              $293,250                  $870,600

1        Compensation is for the fiscal year ended October 31, 1996.

2 Total compensation paid by the John Hancock Fund Complex to the Independent Trustees is for the calendar year ended December 31, 1996. On this date, there were sixty-seven funds in the John Hancock Fund Complex of which each of these Independent Trustees served on thirty-five of the funds.

*        As of January 1, 1996,  Messrs.  Barron,  Grant and Lowell  resigned as
         Trustees.

+ As of December 31, 1996, the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock Fund Complex for Mr. Chapman was $63,164, for Mr. Cosgrove was $131,317 and for Mr. Glavin was $109,059 under the John Hancock Deferred Compensation Plan for Independent Trustees.

++       Became Trustees of the Trust on June 26, 1996.

As of January 31, 1997, the officers and Trustees of the Fund as a group beneficially owned less than 1% of the outstanding shares.

As of January 31, 1997, the following shareholders beneficially owned 5% of the outstanding shares of the Fund listed below.

                                                                                             Percentage of total
                                                                    Number of shares         outstanding shares
Name and                                Fund and                    of beneficial            of the Class of the
Address of Shareholder                  Class of Shares             Interest Owned           Fund
----------------------                  ---------------             --------------           -------------------
MLPF&S For The Sole Benefit             Regional Bank Fund            3,663,478                     12.36%
of its Customers                        Class A
4800 Deer Lake Drive East
Jacksonville FL 32246-6484

MLPF&S For The Sole Benefit             Regional Bank Fund           27,459,056                     32.47%
 of its Customers                       Class B
4800 Deer Lake Drive East
Jacksonville FL 32246-6484

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was organized in 1968 and presently has more than $19 billion in assets under management in its capacity as investment adviser to the Fund and the other mutual funds and publicly traded investment companies in the John Hancock group of funds having a combined total of over approximately 1,080,000 shareholders. The Adviser is an affiliate of the Life Company, one of the most recognized and respected financial institutions in the nation. With total assets under management of $80 billion, the Life Company is one of the ten largest life insurance companies in the United States, and carries high ratings from Standard & Poor's and A.M. Best's. Founded in 1862, the Life Company has been serving clients for over 130 years.

The Funds have entered into an investment management contract (the "Advisory Agreements"), each dated as of July 1, 1996, with the Adviser. Pursuant to the Advisory Agreements, the Adviser agreed to act as investment adviser and manager to the Funds. As manager and investment adviser, the Adviser will: (a) furnish continuously an investment program for each of the Funds and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged, and (b) provide supervision over all aspects of each Fund's operations except those which are delegated to a custodian, transfer agent or other agent.

The Funds bear all costs of their organization and operation, including expenses of preparing, printing and mailing all shareholders' reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund's plans of distribution; fees and expenses of custodians including those for keeping books and accounts and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Funds (including an allowable portion of the cost of the Adviser's employees rendering such services to the Funds); the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meetings; trade association memberships; insurance premiums; and any extraordinary expenses.

As provided by the Advisory Agreements, each Fund pays the Adviser monthly an investment advisory fee, which is based upon the following annual rates: (a) for the Disciplined Growth Fund, 0.75% of the Fund's first $500 million of average daily net assets, and 0.65% of average daily net assets in excess of that amount; and (b) for Regional Bank Fund, 0.80% of the Fund's first $500 million of average daily net assets, and 0.75% of average daily net assets over $500 million.

From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of average daily net assets. The Adviser retains the right to reimpose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit.

Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser or its affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more are selling the same security. If opportunities for purchase or sale of securities by the Adviser for the Fund or for other funds or clients for which the Adviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or its affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to the investment management contract, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which its contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of the obligations and duties under the contract.

Under the investment management contract, the Fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the contract or any extension, renewal or amendment thereof remains in effect. If the contract is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the nonexclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

On March 5, 1996, the Trustees terminated the Service Agreement regarding Disciplined Growth Fund between the Adviser and Sovereign Asset Management Corporation.

Each Advisory Agreement was approved on March 5, 1996 by all of the Trustees, including all of the Trustees who are not parties to the Advisory Agreements or "interested persons" of any such party. The shareholders of the Funds also approved their respective Fund's Advisory Agreement on June 26, 1996. The investment management contract and the distribution agreement discussed below continue in effect from year to year if approved annually by vote of a majority of the Trustees who are not interested persons of one of the parties to the contract, cast in person at a meeting called for the purpose of voting on such approval, and by either the Trustees or the holders of a majority of the Fund's outstanding voting securities. Both agreements automatically terminate upon assignment and may be terminated without penalty on 60 days' written notice by either party or by vote of a majority of the outstanding voting securities of the Fund.

For the fiscal years ended October 31, 1994, 1995 and 1996, the Trust paid the Adviser, on behalf of Disciplined Growth Fund, an investment advisory fee of $902,465, $866,401 and $895,776, respectively. For the fiscal years ended
October 31, 1994, 1995 and 1996, the Trust paid the Adviser, on behalf of Regional Bank Fund, investment advisory fees of $3,686,366, $7,644,892 and $18,308,016, respectively.

Accounting and Legal Services Agreement. The Trust, on behalf of each Fund, is a party to an Accounting and Legal Services Agreement with the Adviser. Pursuant to this agreement, the Adviser provides the Funds with certain tax, accounting and legal services. For the fiscal year ended October 31, 1996, Disciplined Growth Fund and Regional Bank Fund paid the Adviser $7,474 and $176,938, respectively for services under this agreement from the effective date of July 1, 1996.

In order to avoid conflicts with portfolio trades for the Funds, the Adviser and the Funds have adopted extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates. Some of these restrictions are: pre-clearance for all personal trades and a ban on the purchase of initial public offerings, as well as contributions to specified charities of profits on securities held for less than 91 days. These restrictions are a continuation of the basic principle that the interests of the Funds and their shareholders come first.

DISTRIBUTION CONTRACTS

Each Fund has a Distribution Agreement with John Hancock Funds and Freedom Distributors Corporation (together the "Distributors"). Under this agreement, the Distributors are obligated to use their best efforts to sell shares of each class of the Funds. Shares of each class of the Funds are sold to selected broker-dealers (the "Selling Brokers") which have entered into selling agency agreements with the Distributors. The Distributors accept orders for the purchase of the shares of the Funds which are continually offered at net asset value next determined, plus an applicable sales charge, if any. In connection with the sale of Class A or Class B shares of the Funds, the Distributors and Selling Brokers receive compensation from a sales charge imposed, in the case of Class A shares at the time of sale or, in the case of Class B shares, on a deferred basis. The sales charges are discussed further in the Prospectus.

Each Fund's Trustees adopted Distribution Plans with respect to Class A and Class B shares (the" Plans"), pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, each Fund will pay distribution and service fees at an aggregate annual rate of up to 0.30% and 1.00%, respectively, of the Fund's daily net assets attributable to shares of that class. However, the service fee will not exceed 0.25% of each Fund's average daily net assets attributable to each class of shares. The distribution fees will be used to reimburse the Distributors for their distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others (including affiliates of the Distributors) engaged in the sale of each Fund's shares; (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of each Fund's shares; and (iii) with respect to Class B shares only, interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Brokers and others for providing personal and account maintenance services to shareholders. In the event that the Distributors are not fully reimbursed for payments they make or expenses they incur under the Class A Plan, these expenses will not be carried beyond twelve months from the date they were incurred. Unreimbursed expenses under the Class B Plan will be carried forward together with interest on the balance of these unreimbursed expenses. The Funds do not treat unreimbursed expenses under the Class B Plan as a liability of the Funds because the Trustees may terminate Class B Plan at any time. For the fiscal year ended October 31, 1996, an aggregate of $3,798,216 and $59,994,035 of distribution expenses or 4.185% and 3.421% of the average net assets of the Class B shares of the Funds, were not reimbursed or recovered by Distributors through the receipt of deferred sales charges or Rule 12b-1 fees in prior periods.

The Plans were approved by a majority of the voting securities of each Fund. The Plans and all amendments were approved by the Trustees, including a majority of the Trustees who are not interested persons of the applicable Fund and who have no direct or indirect financial interest in the operation of the Plans (the

"Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on such Plans.

Pursuant to the Plans, at least quarterly, the Distributors provide the Funds with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.

Each of the Plans provides that it will continue in effect only so long as its continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. Each of the Plans may be terminated without penalty,
(a) by a vote of a majority of the Independent Trustees, (b) by a vote of a majority of the applicable Fund's outstanding shares of the applicable class upon 60 day's written notice to the Distributors and (c) automatically in the event of assignment. Each of the Plans further provides that it may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the applicable Fund which has voting rights with respect to the Plan. Each of the Plans provides that no material amendment to the Plan will be effective unless it is approved by a vote of a majority of the Trustees and the Independent Trustees of the applicable Fund. The holders of Class A and Class B shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Plans will benefit the holders of the applicable shares of each Fund.

Amounts paid to the Distributors by any class of shares of the Fund will not be used to pay the expenses incurred with respect to any other class of shares of the Fund; provided, however, that expenses attributable to the Fund as a whole will be allocated, to the extent permitted by law, according to the formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of the Trustees. From time to time, the Fund may participate in joint distribution activities with other Funds and the costs of those activities will be borne by each Fund in proportion to the relative net asset value of the participating Funds.

During the fiscal year ended October 31, 1996, the Funds paid John Hancock Funds the following amounts of expenses with respect to Class Aand Class B shares of the Fund:


                                                            Expense Items

                                          Printing and                                              Interest,
                                          Mailing of                                                Carrying, or
                                          Prospectuses to     Expenses of      Compensation to      other Finance
                       Advertising        New Shareholders    Distributors     Selling Brokers      Charges
                       -----------        ----------------    ------------     ---------------      -------
Disciplined
Growth Fund
Class A Shares         $  15,045             $ 3,512            $   20,220       $   47,270           $  0
Class B Shares         $  55,872             $24,483            $  110,940       $  367,335           $  348,915

Regional Bank Fund
Class A Shares         $  257,753            $12,130            $1,261,650       $  429,747           $  0
Class B Shares         $1,587,568            $89,463            $8,056,915       $3,020,551           $4,785,257

NET ASSET VALUE

For purposes of calculating the net asset value ("NAV") of a Fund's shares, the following procedures are utilized wherever applicable.

Debt investment securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

Equity securities traded on a principal exchange or NASDAQ National Market Issues are generally valued at last sale price on the day of valuation. Securities in the aforementioned category for which no sales are reported and other securities traded over-the-counter are generally valued at the mean between the current closing bid and asked prices.

Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

Foreign securities are valued on the basis of quotations from the primary market in which they are traded. Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the custodian bank based on London currency exchange quotations as of 5:00 p.m., London time ( 12:00 noon, New York time) on the date of any determination of a Fund's NAV. If quotations are not readily available or the value has been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Trustees believe accurately reflects fair value.

The NAV for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern
Time) by dividing a class's net assets by the number of its shares outstanding. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which a Fund's NAV is not calculated. Consequently, a Fund's portfolio securities may trade and the NAV of the Fund's redeemable securities may be significantly affected on days when a shareholder has no access to the Fund.

INITIAL SALES CHARGE ON CLASS A SHARES

Shares of the Funds are offered at a price equal to their net asset value plus a sales charge which, at the option of the purchaser, may be imposed either at the time of purchase (the "initial sales charge alternative") or on a contingent deferred basis (the "deferred sales charge alternative"). Share certificates will not be issued unless requested by the shareholder in writing, and then they will only be issued for full shares. The Trustees of each Fund reserve the right to change or waive each Fund's minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Adviser such rejection is in the respective Fund's best interest.

The sales charges applicable to purchases of Class A shares of the Funds are described in the Prospectus. Methods of obtaining reduced sales charge referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares of the Funds, the investor is entitled to cumulate current purchases with the greater of the current value (at offering price) of the Class A shares of the Funds, owned by the investor, or if John Hancock Signature Services, Inc. ("Signature Services") is notified by the investor's dealer or the investor at the time of the purchase, the cost of the Class A shares owned.

Combined Purchases. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined if made by (a) an individual, his or her spouse and their children under the age of 21, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account and (c) certain groups of four or more individuals making use of salary deductions or similar group methods of payment whose funds are combined for the purchase of mutual fund shares. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Signature Services or a Selling Broker's representative.

Without Sales Charges. Class A shares may be offered without a front-end sales charge or CDSC to various individuals and institutions as follows:

         o Any state, county or any instrumentality, department, authority, or agency of these entities that is prohibited by applicable investment laws from paying a sales charge or commission when it purchases shares of any registered investment management company.*

         o A bank, trust company, credit union, savings institution or other depository institution, its trust departments or common trust funds if it is purchasing $1 million or more for non-discretionary customers or accounts.*

         o A Trustee or officer of the Trust; a Director or officer of the Adviser and its affiliates or Selling Brokers; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family
         (spouse, children, grandchildren, mother, father, sister, brother, mother-in-law, father-in-law) of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above.

         o A broker, dealer, financial planner, consultant or registered investment advisor that has entered into an agreement with John Hancock Funds providing specifically for the use of a Fund's shares in fee-based investment products or services made available to their clients.

         o A former participant in an employee benefit plan with John Hancock funds, when he or she withdraws from his or her plan and transfers any or all of his or her plan distributions directly to a Fund.

         o A member of an approved affinity group financial services plan.*

         o A member of a class action lawsuit against insurance companies who is investing settlement proceeds.

         o Existing full service clients of the Life Company who were group annuity contract holders as of September 1, 1994, and participant directed defined contribution plans with at least 100 eligible employees at the inception of the subject Fund's account, may purchase Class A shares with no initial sales charge. However, if the shares are redeemed within 12 months after the end of the calendar year in which the purchase was made, a CDSC will be imposed at the following rate:

         Amount Invested                                            CDSC Rate
         ---------------                                            ---------

         $1 to $4,999,999                                              1.00%
         Next $5 million to $9,999,999                                 0.50%
         Amounts to $10 million and over                               0.25%

Class A shares  may  also be  purchased  without  an  initial  sales  charge  in
connection  with  certain  liquidation,   merger  or  acquisition   transactions
involving other investment companies or personal holding companies.

*For investments made under these provisions, John Hancock Funds may make a payment out of its own resources to the Selling Broker in an amount not to exceed 0.25% of the amount invested.

Accumulation Privilege. Investors (including investors combining purchases) who are already Class A shareholders may also obtain the benefit of the reduced sales charge by taking into account not only the amount then being invested but also the purchase price or current account value of the Class A shares already held by such person.

Combination Privilege. Reduced sales charges also are available to an investor based on the aggregate amount of his concurrent and prior investments in Class A shares and shares of all other John Hancock funds which carry a sales charge.

Letter of Intention. Reduced sales charges also are applicable to investments made pursuant to a Letter of Intention (the "LOI"), which should be read carefully prior to its execution by an investor. The Funds offer two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a specified period of thirteen (13) months. Investors who are using a Fund as a funding medium for a qualified retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These qualified retirement plans include IRA, SEP, SARSEP, 401(k), 403(b) (including TSAs) and
Section 457 plans. Such an investment (including accumulations and combinations) must aggregate $50,000 or more invested during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Signature Services. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period (either 13 or 48 months) the sales charge applicable will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.

The LOI authorizes Signature Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrowed Class A shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes Signature Services to act as his or her attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Funds to sell, any additional Class A shares and may be terminated at any time.

DEFERRED SALES CHARGE ON CLASS B SHARES

Investments in Class B shares are purchased at net asset value per share without the imposition of an initial sales charge so the Funds will receive the full amount of the purchase payment.

Contingent Deferred Sales Charge. Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase prices, including Class B shares derived from reinvestment of dividends or capital gains distributions. No CDSC will be imposed on shares derived from reinvestment of dividends or capital gains distributions.

Class B shares are not available to full-service defined contribution plans administered by Signature Services or the Life Company that had more than 100 eligible employees at the inception of the Fund account.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number all payments during a month will be aggregated and deemed to have been made on the first day of the month.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the six-year period. For this purpose, the amount of any increase in a share's value above its initial purchase price is not regarded as a share exempt from CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price. However, you cannot redeem appreciation value only in order to avoid a CDSC.

When requesting a redemption for a specific dollar amount, please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Example:

You have purchased 100 shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:

*          Proceeds of 50 shares redeemed at $12 per share                $600
*          Minus proceeds of 10 shares not subject to CDSC
           (dividend reinvestment)                                        -120
*          Minus appreciation on remaining shares (40 shares X $2)         -80
                                                                          ----
*          Amount subject to CDSC                                         $400

Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by John Hancock Funds to defray its expenses related to providing distribution-related services to the Funds in connection with the sale of the Class B shares, such as the payment of compensation to select Selling Brokers for selling Class B shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Funds to sell the Class B shares without a sales charge being deducted at the time of the purchase. See the Prospectus for additional information regarding the CDSC.

Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B shares and of Class A shares that are subject to a CDSC, unless indicated otherwise, in the circumstances defined below:

For all account types:

* Redemptions made pursuant to the Funds' right to liquidate your account if you own shares worth less than $1,000.

* Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

*        Redemptions due to death or disability.

* Redemptions made under the Reinstatement Privilege, as described in "Sales Charge Reductions and Waivers" of the Prospectus.

* Redemptions of Class B shares made under a periodic withdrawal plan, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Signature Services. (Please note that this waiver does not apply to periodic withdrawal plan redemptions of Class A shares that are subject to a CDSC.)

         For Retirement Accounts (such as IRA, Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other qualified plans as described in the Internal Revenue Code) unless otherwise noted.

* Redemptions made to effect mandatory or life expectancy distributions under the Internal Revenue Code.

*        Returns of excess contributions made to these plans.

* Redemptions made to effect distributions to participants or beneficiaries from employer sponsored retirement plans under Section 401(a) of the Code (such as 401(k), Money Purchase Pension Plan, Profit-Sharing Plan).

* Redemptions from certain IRA and retirement plans that purchased shares prior to October 1, 1992 and certain IRA plans that purchased shares prior to May 15, 1995.

Please see matrix for reference.


CDSC Waiver Matrix.

--------------------- -------------------- ----------------- ---------------- ----------------- ---------------
Type of               401(a) Plan          403(b)            457              IRA, IRA          Non-
Distribution          (401(k), MPP, PSP)                                      Rollover          Retirement
--------------------- -------------------- ----------------- ---------------- ----------------- ---------------
Death or Disability   Waived               Waived            Waived           Waived            Waived
--------------------- -------------------- ----------------- ---------------- ----------------- ---------------
Over 70 1/2           Waived               Waived            Waived           Waived for        12% of
                                                                              mandatory         account value
                                                                              distributions     annually in
                                                                              or 12% of         periodic
                                                                              account value     payments
                                                                              annually in
                                                                              periodic
                                                                              payments.
--------------------- -------------------- ----------------- ---------------- ----------------- ---------------
Between 59 1/2 and    Waived               Waived            Waived           Waived for Life   12% of
and 70 1/2                                                                    Expectancy or     account value
                                                                              12% of account    annually in
                                                                              value annually    periodic
                                                                              in periodic       payments
                                                                              payments.
--------------------- -------------------- ----------------- ---------------- ----------------- ---------------
Under 59 1/2          Waived               Waived for        Waived for       Waived for        12% of
                                           annuity           annuity          annuity           account value
                                           payments (72t)    payments (72t)   payments (72t)    annually in
                                           or 12% of         or 12% of        or 12% of         periodic
                                           account value     account value    account value     payments
                                           annually in       annually in      annually in
                                           periodic          periodic         periodic
                                           payments.         payments.        payments.
--------------------- -------------------- ----------------- ---------------- ----------------- ---------------
Loans                 Waived               Waived            N/A              N/A               N/A
--------------------- -------------------- ----------------- ---------------- ----------------- ---------------
Termination of        Not Waived           Not Waived        Not Waived       Not Waived        N/A
Plan
--------------------- -------------------- ----------------- ---------------- ----------------- ---------------
Hardships             Waived               Waived            Waived           N/A               N/A
--------------------- -------------------- ----------------- ---------------- ----------------- ---------------
Return of Excess      Waived               Waived            Waived           Waived            N/A
--------------------- -------------------- ----------------- ---------------- ----------------- ---------------

If you qualify for a CDSC waiver under one of these situations, you must notify Signature Services at the time you make your redemption. The waiver will be granted once Signature Services has confirmed that you are entitled to the waiver.

SPECIAL REDEMPTIONS

Although they would not normally do so, the Funds have the right to pay the redemption price of shares of the Funds in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, he will incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Funds have, however, elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Funds must redeem their shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the applicable Fund's net asset value at the beginning of such period.

ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege. The funds permit exchanges of shares of any class of a fund for shares of the same class in any other John Hancock fund offering that class.

Exchanges between funds with shares that are not subject to a CDSC are based on their respective net asset values. No sales charge or transaction charge is imposed. Shares of the Fund which are subject to a CDSC may be exchanged into shares of any of the other John Hancock funds that are subject to a CDSC without incurring the CDSC; however, the shares acquired in an exchange will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed (except that shares exchanged into John Hancock Short-Term Strategic Income Fund, John Hancock Intermediate Maturity Government Fund and John Hancock Limited-Term Government Fund will retain the exchanged fund's CDSC schedule). For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.

If a shareholder exchanges Class B shares purchased prior to January 1, 1994 (except John Hancock Short-Term Strategic Income Fund) for Class B shares of any other John Hancock fund, the acquired shares will continue to be subject to the CDSC schedule that was in effect when the exchanged shares were purchased.

Each Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before a shareholder is permitted a new exchange.

Each Fund may refuse any exchange order. Each Fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal Income Tax purposes. An exchange may result in a taxable gain or loss. See "TAX STATUS".

Systematic Withdrawal Plan. Each Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds from the redemption of shares of the applicable Fund. Since the redemption price of the shares of a Fund may be more or less than the shareholder's cost, depending upon the market value of the securities owned by the Fund at the time of redemption, the distribution of cash pursuant to this plan may result in recognition of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional Class A or Class B shares could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the CDSC imposed on redemptions of Class B shares and because redemptions are taxable events. Therefore, a shareholder should not purchase Class A or Class B shares at the same time a Systematic Withdrawal Plan is in effect. The Funds reserve the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.

Monthly Automatic Accumulation Program ("MAAP"). The program is explained in the Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:

The investments will be drawn on or about the day of the month indicated.

The privilege of making investments through the MAAP may be revoked by Signature Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.

The program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services which is received at least five (5) business days prior to the due date of any investment.

Reinstatement or Reinvestment Privilege. Upon notification of Signature Services, a shareholder who has redeemed Fund shares may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares of the same class of the Fund or any other John Hancock funds, subject to the minimum investment limit in that fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of the Fund or in Class A shares of any John Hancock funds. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at net asset value in additional shares of the class from which the redemption was made. The shareholder's account will be credited with the amount of any CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares.

To protect the interests of other investors in the each Fund, each Fund may cancel the reinvestment privilege of any parties that, in the opinion of each Fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. Also, each Fund may refuse any reinvestment request.

Each Fund may change or cancel its reinvestment policies at any time.

A redemption or exchange of Fund shares is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Fund shares will be treated for tax purposes as described under the caption "TAX STATUS."

DESCRIPTION OF THE FUNDS' SHARES

The Trustees of the Trust are responsible for the management and supervision of the Funds. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund, without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized shares of the Funds and one other series and the issuance of two classes of shares of the Funds, designated as Class A and Class B. Additional series may be added in the future.

The shares of each class of a Fund represent an equal proportionate interest in the aggregate net assets attributable to the classes of the Fund. Holders of Class A and Class B shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of a Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except that (i) the distribution and service fees relating to the Class A and Class B shares will be borne exclusively by that class (ii) Class B shares will pay higher distribution and service fees than Class A shares and (iii) Class A and Class B shares will bear any other class expenses properly allocable to that class of shares, subject to the conditions the Internal Revenue Service imposes with respect to the multiple-class structures. Similarly, the net asset value per share may vary depending on whether Class A or Class B shares are purchased.

In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the applicable Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

Unless otherwise required by the Investment Company Act or the Declaration of Trust, each Fund has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares, and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with a request for a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the Trust. However, each Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Funds' assets for all losses and expenses of any shareholder held personally liable by reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series. Furthermore, no fund included in the Funds' prospectus shall be liable for the liabilities of any other John Hancock fund. Liability is therefore limited to circumstances in which a Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

A shareholder's account is governed by the laws of The Commonwealth of Massachusetts.

TAX STATUS

Each Fund is treated as a separate entity for accounting and tax purposes. Each Fund has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Code (the "Code"), and intends to continue to so qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification if its assets, each Fund will not be subject to Federal income tax on taxable income (including net short-term and long-term capital gains from the disposition of portfolio securities or the right to when-issued securities prior to issuance or the lapse, exercise, delivery under or closing out of certain options, futures and forward contracts, income from securities lending, repurchase agreements and other taxable securities, income attributable to accrued market discount, and a portion of the discount from certain stripped tax-exempt obligations or their coupons) which is distributed to shareholders in accordance with the timing requirements of the Code.

Each Fund will be subject to a 4% nondeductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. Each Fund intends under normal circumstances to seek to avoid or minimize liability for such tax by satisfying such distribution requirements.

Distributions from a Fund's current or accumulated earnings and profits ("E&P") will be taxable under the Code for investors who are subject to tax. If these distributions are paid from the Fund's "investment company taxable income," they will be taxable as ordinary income; and if they are paid from the Fund's "net capital gain," they will be taxable as long-term capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains, other than net capital gain, after reduction by deductible expenses.) Some distributions from investment company taxable income and/or net capital gain may be paid in January but may be taxable to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Funds.

Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

If a Fund invests in stock of certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), that Fund could be subject to Federal income tax and additional interest charges on "excess distributions" received from these passive foreign investment companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would require the applicable Fund to recognize taxable income or gain without the concurrent receipt of cash. Any Fund that is permitted to acquire stock in foreign corporations may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain foreign currency futures and options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a Fund's investment in stock or securities, possibly including speculative currency positions or currency derivatives not used for hedging purposes, may increase the amount of gain it is deemed to recognize from the sale of certain investments or derivatives held for less than three months, which gain is limited under the Code to less than 30% of its gross income for each taxable year, and could under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its gross income for each taxable year. Income from investments in commodities, such as gold and certain related derivative instruments, is also not treated as qualifying income under this test. If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed a Fund's investment company taxable income computed without regard to such loss the resulting overall ordinary loss for such year would not be deductible by the Fund or its shareholders in future years.

A Fund may be subject to withholding and other taxes imposed by foreign countries with respect to their investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Investors may be entitled to claim U.S. foreign tax credits or deductions with respect to foreign income taxes or certain other foreign taxes ("qualified foreign taxes") subject to certain provisions and limitations contained in the Code. Specifically, if more than 50% of the value of a Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to (i) include in ordinary gross income (in addition to taxable dividends and distributions actually received) their pro rata shares of qualified foreign taxes paid by the Fund even though not actually received by them, and (ii) treat such respective pro rata portions as qualified foreign taxes paid by them.

If a Fund makes this election, shareholders may then deduct such pro rata portions of qualified foreign taxes in computing their taxable incomes, or alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. Federal income taxes. Shareholders who do not itemize deductions for Federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the Fund, although such shareholders will be required to include their share of such taxes in gross income. Shareholders who claim a foreign tax credit for such foreign taxes may be required to treat a portion of dividends received from the Fund as a separate category of income for purposes of computing the limitations on the foreign tax credit. Tax-exempt shareholders will ordinarily not benefit from this election. Each year (if any) that a Fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of qualified foreign taxes paid by the Fund and (ii) the portion of Fund dividends which represents income from each foreign country. If a Fund does not satisfy the 50% requirement described above or otherwise does not make the election, the Fund will deduct the foreign taxes it pays in determining the amount it has available for distribution to shareholders, and shareholders will not include these foreign taxes in their income, nor will they be entitled to any tax deductions or credits with respect to such taxes.

For each Fund, the amount of net realized short-term and long-term capital gains, if any, in any given year will vary depending upon the Adviser's current investment strategy and whether the Adviser believes it to be in the best interest of the Fund to dispose of portfolio securities or enter into options or futures transactions that will generate capital gains. At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions on those shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

Upon a redemption of shares of a Fund (including by exercise of the exchange privilege) a shareholder may realize a taxable gain or loss depending upon the amount of the proceeds and the investor's basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon the shareholder's tax holding period for the shares and subject to the special rules described below. A sales charge paid in purchasing Class A shares of a Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund or another John Hancock Fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. This disregarded charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be disallowed to the extent of all exempt-interest dividends paid with respect to such shares and, to the extent it exceeds the disallowed amount, will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.

Although its present intention is to distribute, at least annually, all net capital gain, if any, each Fund reserves the right to retain and reinvest all or any portion of the excess of net long-term capital gain over net short-term capital loss in any year. The Funds will not in any event distribute net capital gain realized in any year to the extend that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carryforward of prior years' capital losses, it would be subject to Federal income tax in the hands of a Fund. Upon proper designation of this amount by the Fund, each shareholder would be treated for Federal income tax purposes as if such Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder of the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as long-term capital gain income in his return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or a refund of, his pro rata share of the taxes paid by the Fund, and (c) be entitled to increase the adjusted tax basis for his shares in the Fund by the difference between his pro rata share of such excess and his pro rata share of such taxes.

For Federal income tax purposes, each Fund is permitted to carryforward a net capital loss in any year to offset its own net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the applicable Fund and, as noted above, would not be distributed as such to shareholders. Neither Disciplined Growth Fund nor Regional Bank Fund has any capital loss carryforwards.

For purposes of the dividends received deduction available to corporations, dividends received by a Fund, if any, from U.S. domestic corporations in respect of any share of stock held by the Fund, for U.S. Federal income tax purposes, for at least 46 days (91 days in the case of certain preferred stock) and distributed and properly designated by the Fund may be treated as qualifying dividends. Each Fund would generally have a significant portion of its distributions treated as qualifying dividends. Corporate shareholders must meet the minimum holding period requirement stated above (46 or 91 days) with respect to their shares of the applicable Fund in order to qualify for the deduction and, if they have any debt that is deemed under the Code directly attributable to such shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining the excess (if any) of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability, if any. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares, for the purpose of computing its gain or loss on redemption or other disposition of the shares.

Investment in debt obligations that are at risk of or in default presents special tax issues for any Fund that may hold such obligations. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by any Fund that may hold such obligations in order to reduce the risk of distributing insufficient income to preserve its status as a regulated investment company and seek to avoid becoming subject to Federal income or excise tax.

A Fund is required to accrue income on any debt securities that have more than a de minimis amount of original issue discount (or debt securities acquired at a market discount, if the fund elects to include market discount in income currently) prior to the receipt of the corresponding cash payments. The mark to market rules applicable to certain options, futures and forward contracts may also require the Fund to reorganize income or gain without a concurrent receipt of cash. However, the Fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or gain, to qualify as a regulated investment company and avoid liability for any federal income or excise tax. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) a Fund's distributions are derived from interest on (or, in the case of intangible taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Funds will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although a Fund may in its sole discretion provide relevant information to shareholders.

Each Fund will be required to report to the Internal Revenue Service (the "IRS") all taxable distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish a Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. A Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

Limitations imposed by the Code on regulated investment companies like the Funds may restrict each Fund's ability to enter into options and futures contracts, foreign currency positions and foreign currency forward contracts.

Certain options, futures and forward foreign currency transactions undertaken by a Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of certain foreign currency forwards, options and futures, as ordinary income or loss) and timing of some capital gains and losses realized by the Fund. Also, certain of a Fund's losses on its transactions involving options, futures or forward contracts and/or offsetting or successor portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income or gain. Certain of such transactions may also cause a Fund to dispose of investments sooner than would otherwise have occurred. Certain of the applicable tax rules may be modified if a Fund is eligible and chooses to make one or more of certain tax elections that may be available. These transactions may therefore affect the amount, timing and character of a Fund's distributions to shareholders. The Funds will take into account the special tax rules (including consideration of available elections) applicable to options, futures or forward contracts in order to seek to minimize any potential adverse tax consequences.

The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Funds in their particular circumstances.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in a Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from a Fund and, unless an effective IRS Form W-8 or authorized substitute for Form W-8 is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in any Fund.

The Funds are not subject to Massachusetts corporate excise or franchise taxes. Provided that a Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.

CALCULATION OF PERFORMANCE

Total Return. Average annual total return is determined separately for each class of shares.

Set forth below are tables showing the performance on a total return basis (i.e., with all dividends and distributions reinvested) of a hypothetical $1,000 investment in the Class A and Class B shares of the Funds. The performance information for each Fund is stated for the year ended October 31, 1996 and, with respect to Class A shares of each Fund and Class B shares of Disciplined Growth Fund, for the period from the commencement of operations (indicated by an asterisk). With respect to Class B shares of each Fund, performance information is also stated for the five year period ended October 31, 1996. The Fund performance information for Class B shares of Regional Bank Fund and also stated for the ten year period ended October 31, 1996.


                                               Disciplined Growth Fund

        Class A                 Class A                 Class B                 Class B                 Class B
        Shares                   Shares                  Shares                  Shares                  Shares
    One Year Ended              1/3/92*              One Year Ended         Five Years Ended           4/22/87*to
       10/31/96                 10/31/96                10/31/96                10/31/96                10/31/96
    --------------           --------------          --------------          --------------          --------------
        16.66%                   8.79%                   16.89%                  10.68%                  8.69%


                                                  Regional Bank Fund

        Class A                 Class A                 Class B                 Class B                 Class B
        Shares                   Shares                  Shares                  Shares                  Shares
    One Year Ended             1/3/92* to            One Year Ended         Five Years Ended        Ten Years Ended
       10/31/96                 10/31/96                10/31/96                10/31/96                10/31/96
     ------------            --------------          --------------          -------------           -------------
        22.33%                   26.23%                  22.89%                  26.81%                  19.77%



*Commencement of operations.


Total return is computed by finding the average annual compounded rates of return over the designated periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

     n _____
T = \ /ERV/P - 1


Where:

     P =       a hypothetical initial investment of $1,000.

     T =       average annual total return.

     n =       number of years.

     ERV = ending redeemable value of a hypothetical $1,000 investment made at the beginning of the 1 year, 5 years, and 10 year periods.

Because each share has its own sales charge and fee structure, the classes have different performance results. In the case of Class A and Class B shares, this calculation assumes that the maximum sales charge is included in the initial investment or the applicable CDSC is applied at the end of the period, respectively. This calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The "distribution rate" is determined by annualizing the result of dividing the declared dividends of a Fund during the period stated by the maximum offering price and net asset value at the end of the period. Excluding a Fund's sales charge from the distribution rate produces a higher rate.

In addition to average annual total returns, the Funds may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be quoted with or without taking the Funds' sales charge on Class A shares or the CDSC on Class B shares into account. Excluding the Funds' sales charge on Class A shares and the CDSC on Class B shares from a total return calculation produces a higher total return figure.

The Funds may advertise yield, where appropriate. Yield is computed by dividing the net investment income per share determined for a 30 day period by the maximum offering price per share (which includes a full sales charge) on the last day of such period, according to the following standard formula:



                         Yield = 2([(a - b) + 1] 6 - 1)
                                      ---
                                       cd


Where:    a=        dividends and interest earned during the period

          b=        net expenses accrued for the period

          c= the average daily number of share outstanding during the period that would be entitled to receive dividends

          d= the maximum offering price per share on the last day of the period (NAV where applicable).

From time to time, in reports and promotional literature, the Funds' total return and/or yield will be compared to indices of mutual funds such as Lipper Analytical Services, Inc.'s "Lipper-Mutual Fund Performance Analysis," a monthly publication which tracks net assets, total return, and yield on mutual funds in the United States. Ibottson and Associates, CDA Weisenberger and F.C. Towers are also used for comparison purposes, as well as Russell and Wilshire Indices.

Performance rankings and ratings reported periodically in national financial publications such as MONEY Magazine, FORBES, BUSINESS WEEK, THE WALL STREET JOURNAL, MICROPAL, INC., MORNINGSTAR, STANGER'S and BARRON'S, etc. may also be utilized. The Fund's promotional and sales literature may make reference to the Funds' "beta". Beta is a reflection of the market related risk of the Funds by showing how responsive the Funds are to the market.

The performance of the Funds is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of the Funds for any period in the future. The performance of any fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales, and maturities of portfolio securities; sales and redemptions of shares of beneficial interest; and changes in operating expenses are all examples of items that can increase or decrease the Funds' performances.

BROKERAGE ALLOCATION

Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the Adviser pursuant to recommendations made by an investment committee of the Adviser, which consists of officers and directors of the Adviser, Sub-Advisers, and officers and Trustees who are interested persons of the Trust. Orders for purchases and sales of securities are placed in a manner which, in the opinion of the officers of the Adviser, will offer the best price and market for the execution of each such transaction. Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market maker reflect a "spread." Debt securities are generally traded on a net basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on these transactions.

In the U.S. and in some other countries, debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. Commissions on foreign transactions are generally higher than the negotiated commission rates available in the U.S. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the U.S.

The Funds' primary policy are to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with the foregoing primary policy, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and such other policies as the Trustees may determine, the Adviser or a Sub-Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and to a lesser extent statistical assistance furnished to the Adviser and the Sub-Advisers of the Fund, and their value and expected contribution to the performance of the Fund. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser and the Sub-Advisers.

The receipt of research information is not expected to reduce significantly the expenses of the Adviser. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser or Sub-Advisers, and, conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser and Sub-Advisers may result in research information and statistical assistance beneficial to the Fund. The Fund will make no commitment to allocate portfolio transactions upon any prescribed basis. While the Adviser, in consultation with the Sub-Advisers, will be primarily responsible for the allocation of the Fund's brokerage business, the policies and practices of the Adviser and Sub-Advisers in this regard must be consistent with the foregoing and at all times be subject to review by the Trustees. During the fiscal years ended October 31, 1994, 1995 and 1996, the Regional Bank Fund paid $512,936, $589,066 and $937,631 in negotiated brokerage commissions. During the fiscal years ended October 31, 1994, 1995 and 1996, the Disciplined Growth Fund paid $136,826, $237,015 and $276,610 in negotiated brokerage commissions.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, each Fund may pay to a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the trustees that such price is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. During the fiscal year ended October 31, 1996, Disciplined Growth Fund paid $44,415 and Regional Bank Fund paid $44,766.

The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of John Hancock Distributors, Inc., a broker dealer ("Distributors" or "Affiliated Broker"). Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Funds may execute portfolio transactions with or through Affiliated Brokers. During the fiscal periods ended October 31, 1994 , 1995 and 1996 no brokerage commissions were paid to Affiliated Brokers in connection with the portfolio transactions of the Disciplined Growth Fund. During the fiscal periods ended October 31, 1994, 1995 and 1996, brokerage commissions were paid to Tucker Anthony, which was affiliated with the Adviser until November 1996, in the amounts of $0, $2,800 and $6,300, respectively, in connection with portfolio transactions of Regional Bank Fund.

Distributors may act as broker for the Funds on exchange transactions, subject, however, to the general policy of the Funds set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers except for accounts for which the Affiliated Broker acts as clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Funds as determined by a majority of the Trustees who are not interested persons (as defined in the Investment Company
Act) of the Fund, the Adviser or the Affiliated Broker. Because the Adviser and the Sub-Adviser, which are affiliated with the Affiliated Brokers, have, as investment advisers to the Fund, the obligation to provide investment management services, which includes elements of research and related investment skills, such research and related skills will not be used by the Affiliated Broker as a basis for negotiation commissions at a rate higher than that determined in accordance with the above criteria.

Other investment advisory clients advised by the Adviser may also invest in the same securities as a Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser believes to be equitable to each client, including the Funds. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.


TRANSFER AGENT SERVICES

John Hancock Signature Services, Inc., 1 John Hancock Way STE 1000, Boston, MA 02217-1000, a wholly-owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Funds. Each Fund pays Signature Services an annual fee of $19.00 for each Class A shareholder and of $21.50 for each Class B shareholder. Each Fund also pays certain out-of-pocket expenses and these expenses are aggregated and charged to each Fund and allocated to each class on the basis of their relative net asset values.

CUSTODY OF PORTFOLIO

Portfolio securities of the Funds are held pursuant to a custodian agreement between the Funds and Investors Bank & Trust Company, 89 South Street, Boston, Massachusetts 02111. Under the custodian agreement, State Street Bank and Trust Company performs custody, portfolio and fund accounting services.

INDEPENDENT AUDITORS

The independent auditors of the Funds are Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts, 02110. Price Waterhouse LLP audits and renders an opinion on each Fund's annual financial statements and reviews each Fund's annual Federal income tax returns.

                                   APPENDIX A

                          DESCRIPTION OF BOND RATINGS*

Moody's Bond ratings

Bonds. "Bonds which are rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most likely to impair the fundamentally strong position of such issues.

"Bonds which are rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of grater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in 'Aaa' securities
 .
"Bonds which are rated 'A' possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

"Bonds which are rated 'Baa' are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

"Bonds which are rated 'Ba' are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position, characterizes bonds in this class.

"Bonds which are rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue. Should no rating be assigned, the reason may be one of the following: (i) an application for rating was not received or accepted; (ii) the issue or issuer belongs to a group of securities that are not rated as a matter of policy; (iii) there is a lack of essential data pertaining to the issue or issuer; or (iv) the issue was privately placed, in which case the rating is not published in Moody's publications.

------------
*As described by the rating companies themselves.


Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Standard & Poor's Bond ratings

"AAA. Debt rated 'AAA' has the highest rating by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

"AA. Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

"A. Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

"BBB. Debt rated 'BBB' is regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories."

Debt rated "BB," or "B," is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and pay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

Unrated. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

                            COMMERCIAL PAPER RATINGS

Moody's Commercial Paper Ratings

Moody's ratings for commercial paper are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's two highest commercial paper rating categories are as follows:

"P-1 -- "Prime-1" indicates the highest quality repayment capacity of the rated issues.

"P-2 -- "Prime-2" indicates that the issuer has a strong capacity for repayment of short-term promissory obligations. Earnings trends and coverage ratios, while sound, will be more subjective to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained."

Standard & Poor's Commercial Paper Ratings

Standard & Poor's commercial paper ratings are current assessments of the likelihood of timely payment of debts having an original maturity of no more than 365 days. Standard & Poor's two highest commercial paper rating categories are as follows:

"A-1 -- This designation indicates that the degree of safety regarding timely payment is very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

"A-2 -- Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1."

                              FINANCIAL STATEMENTS

                     JOHN HANCOCK FINANCIAL INDUSTRIES FUND

                           Class A and Class B Shares
                       Statement of Additional Information

                                  March 1, 1997

         This Statement of Additional Information provides information about John Hancock Financial Industries Fund (the "Fund") in addition to the information that is contained in the combined Growth Funds' Prospectus dated March 1, 1997 (the "Prospectus"). The Fund is a diversified series of John Hancock Investment Trust II, (the "Trust"), formerly Freedom Investment Trust.

         This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus, a copy of which can be obtained free of charge by writing or telephoning:

                      John Hancock Signature Services, Inc.
                           1 John Hancock Way STE 1000
                              Boston MA 02217-1000
                                 1-800-225-5291

                                TABLE OF CONTENTS

Organization of the Fund                                                   2
Investment Objective and Policies                                          2
Investment Restrictions                                                   14
Those Responsible for Management                                          18
Investment Advisory and Other Services                                    27
Distribution Contracts                                                    29
Net Asset Value                                                           31
Initial Sales Charge on Class A Shares                                    32
Deferred Sales Charge on Class B Shares                                   34
Special Redemptions                                                       37
Additional Services and Programs                                          38
Description of the Fund's Shares                                          39
Tax Status                                                                41
Calculation of Performance                                                45
Brokerage Allocation                                                      46
Transfer Agent Services                                                   48
Custody of Portfolio                                                      48
Independent Auditors                                                      48
Financial Statements                                                     F-1

ORGANIZATION OF THE FUND

The Fund is a series of the Trust, an open-end investment management company organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts. The Fund was created as a separate series of the Trust on December 11, 1995.

John Hancock Advisers, Inc. (the "Adviser") is the Fund's investment adviser. The Adviser is an indirect wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (the "Life Company"), a Massachusetts life insurance company chartered in 1862, with national headquarters at John Hancock Place, Boston, Massachusetts.

INVESTMENT OBJECTIVE AND POLICIES

The following information supplements the discussion of the Fund's investment objective and policies discussed in the Prospectus.

Under ordinary circumstances, the Fund will invest at least 65% of its total assets in equity securities of financial services companies. For this purpose, equity securities include common and preferred stocks and their equivalents (including warrants to purchase and securities convertible into such stocks). There is no assurance that the Fund will achieve its investment objective.

A financial services company is a firm that in its most recent fiscal year either (i) derived at least 50% of its revenues or earnings from financial services activities, or (ii) devoted at least 50% of its assets to such activities. Financial services companies provide financial services to consumers and businesses and include the following types of U.S. and foreign firms: commercial banks, thrift institutions and their holding companies; consumer and industrial finance companies; diversified financial services companies; investment banks; securities brokerage and investment advisory firms; financial technology companies; real estate-related firms; leasing firms; insurance brokerages; and various firms in all segments of the insurance industry such as multi-line, property and casualty, and life insurance companies and insurance holding companies.

The Fund currently uses a strategy of investing in financial services companies that are, in the opinion of the Fund's management team, currently underfollowed and/or underpriced, in consolidating or restructuring industries, or in a position to benefit from regulatory changes. Some catalysts for growth in these industries are: (1) an ongoing pattern of consolidation existing in the banking and investment sectors; (2) the Federal Reserve's change to rules under Section 20 of the Glass-Steagall Act allowing the nation's 10,000 banks to earn 25% of their revenue from securities subsidiaries, up from 10%; (3) the proposed repeal of the Glass-Steagall Act would allow banks to acquire investment and insurance firms. This strategy can be changed at any time.

The Fund may invest in debt securities of financial services companies. The Fund may also invest in equity and debt securities of companies outside of the financial services sector if, in the Adviser's opinion, such nonfinancial services companies will benefit from developments in the financial services sector. The Fund may invest up to 5% of its net assets in a combination of below-investment grade debt securities of banks and equities of non-financial services companies.

To avoid the need to sell equity securities in the Fund's portfolio to meet redemption requests, and to provide flexibility to the Fund to take advantage of investment opportunities, the Fund may invest up to 15% of its net assets in short-term, investment grade debt securities. Short-term debt securities have a maturity of less than one year. Investment grade securities are rated at the time of purchase BBB or higher by Standard & Poor's Rating Group ("S&P") or Baa or higher by Moody's Investor Services, Inc. ("Moody's). Debt securities include corporate obligations (such as commercial paper, notes, bonds or debentures), certificates of deposit, deposit accounts, obligations of the U.S. Government, its agencies and instrumentalities, and repurchase agreements. When the Adviser believes that financial conditions warrant, it may for temporary defensive purposes invest up to 80% of the Fund's assets in these securities rated in the four highest categories of S&P or Moody's.

Ratings as Investment Criteria. In general, the ratings of Moody's and S&P represent the opinions of these agencies as to the quality of the securities which they rate. It should be emphasized however, that ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Fund as initial criteria for the selection of portfolio securities. Among the factors which will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix A contains further information concerning the rating of Moody's and S&P and their significance. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated, or its rating may be reduced below minimum required for purchase by the Fund. Neither of these events will require the sale of the securities by the Fund.

Since the Fund's investments will be concentrated in the financial services sector, it will be subject to risks in addition to those that apply to the general equity and debt markets. Events may occur which significantly affect the sector as a whole or a particular segment in which the Fund invests. Accordingly, the Fund may be subject to greater market volatility than a fund that does not concentrate in a particular economic sector or industry. Thus, it is recommended that an investment in the Fund be only a portion of your overall investment portfolio.

In addition, most financial services companies are subject to extensive governmental regulation which limits their activities and may (as with insurance rate regulation) affect the ability to earn a profit from a given line of business. Certain financial services businesses are subject to intense competitive pressures, including market share and price competition. The removal of regulatory barriers to participation in certain segments of the financial services sector may also increase competitive pressures on different types of firms. For example, legislative proposals to remove traditional barriers between banking and investment banking activities would allow large commercial banks to compete for business that previously was the exclusive domain of securities firms. Similarly, the removal of regional barriers in the banking industry has intensified competition within the industry. The availability and cost of funds to financial services firms is crucial to their profitability. Consequently, volatile interest rates and general economic conditions can adversely affect their financial performance.

Financial services companies in foreign countries are subject to similar regulatory and interest rate concerns. In particular, government regulation in certain foreign countries may include controls on interest rates, credit availability, prices and currency movements. In some cases, foreign governments have taken steps to nationalize the operations of banks and other financial services companies.

The Adviser believes that the ongoing deregulation of many segments of the financial services sector continues to provide new opportunities for issuers in this sector. As deregulation of various financial services businesses continues and new segments of the financial services sector are opened to certain larger financial services firms formerly prohibited from doing business in these segments, (such as national and money center banks) certain established companies in these market segments (such as regional banks or securities firms) may become attractive acquisition candidates for the larger firm seeking entrance into the segment. Typically, acquisitions accelerate the capital appreciation of the shares of the company to be acquired.

In addition, financial services companies in growth segments (such as securities firms during times of stock market expansion) or geographically linked to areas experiencing strong economic growth (such as certain regional banks) are likely to participate in and benefit from such growth through increased demand for their products and services. Many financial services companies which are actively and aggressively managed and are expanding services as deregulation opens up new opportunities also show potential for capital appreciation, particularly in expanding into areas where nonregulatory barriers to entry are low.

The Adviser will seek to invest in those financial services companies that it believes are well positioned to take advantage of the ongoing changes in the financial services sector. A financial services company may be well positioned for a number of reasons. It may be an attractive acquisition for another company wishing to strengthen its presence in a line of business or a geographic region or to expand into new lines of business or geographic regions, or it may be planning a merger to strengthen its position in a line of business or a geographic area. The financial services company may be engaged in a line or lines of business experiencing or likely to experience strong economic growth; it be linked to a geographic region experiencing or likely to experience strong economic growth and be actively seeking to participate in such growth; or it may be expanding into financial services or geographic regions previously unavailable to it (due to an easing of regulatory constraints) in order to take advantage of new market opportunities.

Investments in Foreign Securities. In addition to purchasing equity securities of foreign issuers in foreign markets, the Fund may invest in American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") or other securities convertible into securities of corporations domiciled in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement.

Foreign Currency Transactions. The Fund's foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. The Fund may also enter into forward foreign currency exchange contracts to enhance return, to hedge against fluctuations in currency exchange rates affecting a particular transaction or portfolio position, or as a substitute for the purchase or sale of a currency or assets denominated in that currency. Forward contracts are agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to a specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities quoted or denominated in the same or related foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in the same or related foreign currencies. The Fund may elect to hedge less than all of its foreign portfolio positions deemed appropriate by the Adviser and Sub-Advisers.

If the Fund purchases a forward contract or sells a forward contract for non-hedging purposes, its custodian will segregate cash or liquid securities, of any type or maturity, in a separate account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. The assets in the segregated account will be valued at market daily and if the value of the securities in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will equal to the amount of the Fund's commitment with respect to such contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency rises. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currency involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency are usually conducted on a principal basis, no fees or commissions are involved.

Risks of Foreign Securities. Investments in foreign securities may involve a greater degree of risk than those in domestic securities. There is generally less publicly available information about foreign companies in the form of reports and ratings similar to those that are published about issuers in the United States. Also, foreign issuers are generally not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to United States issuers.

Because foreign securities may be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains that the Fund distributes to shareholders. Securities transactions undertaken in some foreign markets may not be settled promptly so that the Fund's investments on foreign exchanges may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Foreign securities will be purchased in the best available market, whether through over-the-counter markets or exchanges located in the countries where principal offices of the issuers are located. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United States exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation, nationalization or confiscatory taxation limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States' economy in terms of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

The dividends, in some cases capital gains and interest payable on certain of the Fund's foreign portfolio securities, may be subject to foreign withholding or other foreign taxes, thus reducing the net amount of income or gains available for distribution to the Fund's shareholders.

Repurchase Agreements. In a repurchase agreement the Fund buys a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom it enters into repurchase agreements.

The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities during the period while the Fund seeks to enforce its rights thereto, possible subnormal levels of income, decline in value of the underlying securities or lack of access to income during this period as well as the expense of enforcing its rights.

Reverse Repurchase Agreements. The Fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. To minimize various risks associated with reverse repurchase agreements, the Fund will establish and maintain with the Fund's custodian a separate account consisting of liquid securities, of any type or maturity, in an amount at least equal to the repurchase prices of the securities (plus any accrued interest thereon) under such agreements. In addition, the Fund will not borrow money or enter into reverse repurchase agreements except for the following extraordinary or emergency purposes (i) from banks for temporary or short-term purposes or for the clearance of transactions in amounts not to exceed 33 1/3% of the value of the Fund's total assets

(including the amount borrowed) taken at market value; (ii) in connection with redemption of Fund shares or to finance failed settlement of portfolio trades without immediately liquidating portfolio securities or other assets; and (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets. For purposes of this investment restriction, the deferral of Trustees' fees and transactions in short sales, futures contracts, options on futures contracts, securities or indices and forward commitment transactions shall not constitute borrowing. The Fund will enter into reverse repurchase agreements only with federally insured banks which are approved in advance as being creditworthy by the Trustees. Under procedures established by the Trustees, the Adviser will monitor the creditworthiness of the banks involved.

Restricted Securities. The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including commercial paper issued in reliance on Section 4(2) of the 1933 Act and securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not invest more than 15% of its net assets in illiquid investments, which includes repurchase agreements maturing in more than seven days, OTC options, securities that are not readily marketable and restricted securities. If the Trustees determine, based upon a continuing review of the trading markets for specific Section 4 (2) paper or Rule 144A securities, that they are liquid, they will not be subject to the 15% limit on illiquid investments. The Trustees may adopt guidelines and delegate to the Adviser the daily function of determining and monitoring the liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Options on Securities, Securities Indices and Currency. The Fund may purchase and write (sell) call and put options on any securities in which it may invest, on any securities index based on securities in which it may invest or on any currency in which Fund investments may be denominated. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. The Fund may write covered put and call options and purchase put and call options to enhance total return, as a substitute for the purchase or sale of securities or currency, or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

Writing Covered Options. A call option on securities or currency written by the Fund obligates the Fund to sell specified securities or currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities or currency written by the Fund obligates the Fund to purchase specified securities or currency from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities or foreign currency assets in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities or foreign currency assets to be acquired for its portfolio.

All call and put options written by the Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities, either of which may be quoted or denominated in any currency, in a segregated account maintained by the Fund's custodian with a value at least equal to the Fund's obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

Purchasing Options. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts"), in the market value of securities or currencies of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities or currency at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities or currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities or currency at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities or the currencies in which they are denominated. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities or currencies which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities or currency decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities.

The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or currencies or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities or currency markets.

Futures Contracts and Options on Futures Contracts. To seek to increase total return or hedge against changes in interest rates, securities prices or currency exchange rates, the Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on these futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. The futures contracts may be based on various securities (such as U.S. Government securities), securities indices, foreign currencies and any other financial instruments and indices. All futures contracts entered into by the Fund are traded on U.S. or foreign exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging and Other Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire or the exchange rate of currencies in which portfolio securities are quoted or denominated. When interest rates are rising or securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. The Fund may seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on such currencies.

The Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the dollar value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities. Similarly, the Fund may sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies.

If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices that are currently available. The Fund may also purchase futures contracts as a substitute for transactions in securities or foreign currency, to alter the investment characteristics of or currency exposure associated with portfolio securities or to gain or increase its exposure to a particular securities market or currency.

Options on Futures Contracts. The Fund may purchase and write options on futures for the same purposes as its transactions in futures contracts. The purchase of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. The Fund will engage in futures and related options transactions either for bona fide hedging purposes or to seek to increase total return as permitted by the CFTC. To the extent that the Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are quoted or denominated) that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities (or the currency in which they are quoted or denominated) it intends to purchase. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

To the extent that the Fund engages in nonhedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these nonhedging positions will not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for maintaining its qualification as a regulated investment company for federal income tax purposes.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities or currencies, require the Fund to establish with the custodian a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.

Perfect correlation between the Fund's futures positions and portfolio positions will be impossible to achieve. There are no futures contracts based upon individual securities, except certain U.S. Government securities. The only futures contracts available to hedge the Fund's portfolio are various futures on U.S. Government securities, securities indices and foreign currencies. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. In addition, it is not possible to hedge fully or protect against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

Lending Securities. The Fund may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities and money market funds. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities involved in the transaction. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of the Fund not to lend portfolio securities having a total value exceeding 33 1/3% of its total assets.

Rights and Warrants. The Fund may purchase warrants and rights which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price, subject to the Fund's Investment Restrictions. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and rights may be considered to entail greater investment risk than certain other types of investments. In addition, the value of warrants and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of the Fund's assets as compared with investing the same amount in the underlying stock.

Short Sales. The Fund may engage in short sales in order to profit from an anticipated decline in the value of a security. The Fund may also engage in short sales to attempt to limit its exposure to a possible market decline in the value of its portfolio securities. The Fund may sell short securities that are not in the Fund's portfolio, but which the Adviser believes possess volatility characteristics similar to those being hedged. To effect such a transaction, the Fund must borrow the security sold short to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay to the lender any accrued interest or dividends and may be required to pay a premium.

Forward Commitments and When-Issued Securities. The Fund may purchase and sell securities on a forward commitment or when-issued basis. Forward commitments or when-issued transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price. When the Fund engages in these transactions, it relies on the seller or buyer, as the case may be, to consummate the sale. Failure to do so may result in the Fund missing the opportunity of obtaining a price considered to be advantageous. No payment or delivery is made by the Fund until it receives delivery or payment from the other party to the transaction.

To the extent that the Fund remains substantially fully invested at the same time that it has purchased when-issued securities, as it would normally expect to do, there may be greater fluctuations in its net asset value per share than if the Fund set aside cash to satisfy its purchase commitment. When the Fund purchases securities on a when-issued basis, it will maintain in a segregated account with its Custodian cash or liquid securities, of any type or maturity, with an aggregate value equal to the amount of such purchase commitments until payment is made. If necessary, additional assets will be placed in the account daily so that the value of the account will equal or exceed the amount of the Fund's purchase commitment.

Short-Term Trading and Portfolio Turnover. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. The Fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed income securities in order to realize capital gains or improve income. Short-term trading may have the effect of increasing portfolio turnover rate. A high rate of portfolio turnover (100% or greater) involves correspondingly greater brokerage expenses and may make it more difficult for the Fund to qualify as a regulated investment company for federal income tax purposes. The Fund's portfolio turnover rate is set forth in the table under the caption "Financial Highlights" in the Prospectus.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. The following investment restrictions will not be changed without approval of a majority of the Fund's outstanding voting securities which, as used in the Prospectus and this Statement of Additional Information, means approval of the lesser of (1) the holders of 67% or more of the Fund's shares represented at a meeting if the holders of more than 50% of the Fund's outstanding shares are present in person or by proxy at that meeting or (2) more than 50% of the Fund's outstanding shares.

The Fund may not:

1. Issue senior securities, except as permitted by paragraph 3 below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the deferral of Trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the Fund's investment policies or within the meaning of paragraph 6 below, are not deemed to be senior securities.

2. Purchase securities on margin or make short sales, or unless, by virtue of its ownership of other securities, the Fund has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except (i) in connection with arbitrage transactions, (ii) for hedging the Fund's exposure to an actual or anticipated market decline in the value of its securities, (iii) to profit from an anticipated decline in the value of a security, and (iv) obtaining such short-term credits as may be necessary for the clearance of purchases and sales of securities.

3. Borrow money, except for the following extraordinary or emergency purposes: (i) from banks for temporary or short-term purposes or for the clearance of transactions in amounts not to exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) taken at market value; (ii) in connection with the redemption of Fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets; and (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets. For purposes of this investment restriction, the deferral of Trustees' fees and transactions in short sales, futures contracts, options on futures contracts, securities or indices and forward commitment transactions shall not constitute borrowing.

4. Act as an underwriter, except to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the 1933 Act.

5. Purchase or sell real estate except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interest therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

6. Invest in commodities, except the Fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

7. Make loans, except that the Fund (1) may lend portfolio securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

8. Purchase the securities of issuers conducting their principal activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of such investment; except that the Fund intends to invest more than 25% of its total assets in the banking industry and will ordinarily invest more than 25% of its assets in the financial services sector, which includes the banking industry. This limitation does not apply to investments in obligations of the U.S. Government or any of its agencies, instrumentalities or authorities.

9. With respect to 75% of the Fund's total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities), if:

         a. such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or

         b. such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

Non-Fundamental   Investment   Restrictions.   The  following  restrictions  are
designated as non-fundamental and may be changed by the Trustees without shareholder approval.

The Fund may not:

10. Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings and then only if such pledging, mortgaging or hypothecating does not exceed 33 1/3% of the Fund's total assets taken at market value. Collateral arrangements with respect to margin, option, short sale and other risk management and when-issued and forward commitment transactions are not deemed to be pledges or other encumbrances for purposes of this restriction.

11. Participate on a joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Adviser to save commissions or to average prices among them is not deemed to result in a joint securities trading account.

12. Purchase or retain securities of an issuer if one or more of the Trustees or officers of the Trust or directors or officers of the Adviser, or any investment management subsidiary of the Adviser individually owns beneficially more than 0.5% and together own beneficially more than 5% of the securities of such issuer.

13. Purchase a security if, as a result, (i) more than 10% of the Fund's assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one such investment company being held by the Fund or (iii) more than 5% of the Fund's assets would be invested in any one such investment company. The Fund will not purchase the securities of any open-end investment company except when such purchase is part of a plan of merger, consolidation, reorganization or purchase of substantially all of the assets of any other investment company except in the open market where no commission or profit to a sponsor or dealer results from the purchase, other than customary brokerage fees. Notwithstanding the foregoing, the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds provided that, as a result, (i) no more than 10% of the Fund's assets would be invested in securities of all other investment companies; (ii) such purchase would not result in more than 3% of the total outstanding voting securities of any one such investment company being held by the Fund and (iii) no more than 5% of the Fund's assets would be invested in any one such investment company.

14. Invest more than 15% of its total assets in the aggregate in (1) securities of any issuer which, together with its predecessors, has been in operation for less than three years and (2) restricted securities, excluding securities eligible for resale pursuant to Rule 144A under the 1933 Act or foreign securities which are offered or sold outside the United States in accordance with Regulation S under the 1933 Act; provided, however, that the Fund may not invest more than 15% of its net assets in restricted securities including those eligible for resale under Rule 144A.

15. Invest in securities which are illiquid if, as a result, more than 15% of its net assets would consist of such securities, including repurchase agreements maturing in more than seven days, securities that are not readily marketable, restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act, purchased OTC options, certain assets under to cover written OTC options, and privately issued stripped mortgage-backed securities.

16. Purchase securities while outstanding borrowings (other than reverse repurchase agreements) exceed 5% of the Fund's total assets.

17.      Invest in real estate limited partnership interests.

18. Purchase warrants of any issuer, if, as a result of such purchase, more than 2% of the value of the Fund's total assets would be invested in warrants which are not listed on the New York or American Stock Exchange or more than 5% of the value of the total assets of the Fund would be invested in warrants generally, whether or not so listed. For these purposes, warrants are to be valued at the lesser of cost or market, but warrants acquired by the Fund in units with or attached to debt securities shall be deemed to be without value.

19. Purchase interests in oil, gas, or other mineral exploration programs or mineral leases; however, this policy will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas, or other minerals.

20. Write covered call or put options with respect to more than 25% of the value of its total assets, invest more than 25% of its total assets in protective put options or invest more than 5% of its total assets in puts, calls, spreads or straddles, or any combination thereof, other than protective put options. The aggregate value of premiums paid on all options, other than protective put options, held by the Fund at any time will not exceed 20% of the Fund's total assets.

21. Invest for the purpose of exercising control over or management of any company.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amounts of net assets will not be considered a violation of any of the foregoing restrictions. In order to permit the sale of shares of the Fund in certain states, the Trustees may, in their sole discretion, adopt restrictions on investment policy more restrictive than those described above. Should the Trustees determine that any such more restrictive policy is no longer in the best interest of the Fund and its shareholders, the Fund may cease offering shares in the state involved and the Trustees may revoke such restrictive policy. Moreover, if the states involved shall no longer require any such restrictive policy, the Trustees may, at their sole discretion, revoke such policy.

The Fund agrees that, in accordance with Texas Blue Sky Regulations, until such regulations no longer require, it will not engage in short sales (other than short sales against the box) unless (i) the dollar amount of the short sales does not exceed 25% of the net assets of the Fund; (ii) the value of the securities of any one issuer in which the Fund maintains a short position does not exceed the lesser of (a) 2% of the net asset value of the Fund or (b) 2% of the securities of any class of any issuer; and (iii) the securities in which short sales are made are listed on a national securities exchange.

THOSE RESPONSIBLE FOR MANAGEMENT

The business of the Fund is managed by the Trustees, who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Trust are also officers and Directors of the Adviser or officers and Directors of the Fund's principal distributor, John Hancock Funds, Inc. ("John Hancock Funds").


                                        Positions Held                         Principal Occupations(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------
Edward J. Boudreau, Jr. *               Trustee, Chairman and Chief            Chairman and Chief Executive
101 Huntington Avenue                   Executive Officer (1, 2)               Officer, the Adviser and The
Boston, MA  02199                                                              Berkeley Financial Group ("Berkeley
October 1944                                                                   Group"); Chairman, NM Capital
                                                                               Management, Inc. ("NM Capital") and
                                                                               John Hancock Advisers International
                                                                               Limited ("Advisers International");
                                                                               Chairman, Chief Executive Officer
                                                                               and President, John Hancock Funds,
                                                                               Inc. ("John Hancock Funds"), First
                                                                               Signature Bank and Trust Company
                                                                               and Sovereign Asset Management
                                                                               Corporation ("SAMCorp."); Director,
                                                                               John Hancock Insurance Agency, Inc.
                                                                               ("Insurance Agency, Inc."), John
                                                                               Hancock Capital Corporation and New
                                                                               England/Canada Business Council;
                                                                               Member, Investment Company
                                                                               Institute Board of Governors;
                                                                               Director, Asia Strategic Growth
                                                                               Fund, Inc.; Trustee, Museum of
                                                                               Science; Vice Chairman and
                                                                               President, the Adviser (until July
                                                                               1992); Chairman, John Hancock
                                                                               Distributors, Inc. (until April
                                                                               1994); Director, John Hancock
                                                                               Freedom Securities Corporation
                                                                               (until September 1996); Director,
                                                                               John Hancock Signature Services,
                                                                               Inc. ("Signature Services") (until
                                                                               January 1997).


-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.




                                       19

                                        Positions Held                         Principal Occupations(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------

Dennis S. Aronowitz                     Trustee (3)                            Professor of Law, Emeritus, Boston
Boston University                                                              University School of Law; Trustee,
Boston, Massachusetts                                                          Brookline Savings Bank.
June 1931

Richard P. Chapman, Jr.                 Trustee (1, 3)                         President, Brookline Savings Bank;
160 Washington Street                                                          Director, Federal Home Loan Bank of
Brookline, MA  02147                                                           Boston (lending); Director, Lumber
February 1935                                                                  Insurance Companies (fire and
                                                                               casualty insurance); Trustee,
                                                                               Northeastern University (education);
                                                                               Director, Depositors Insurance Fund,
                                                                               Inc. (insurance).

William J. Cosgrove                     Trustee (3)                            Vice President, Senior Banker and
20 Buttonwood Place                                                            Senior Credit Officer, Citibank,
Saddle River, NJ  07458                                                        N.A. (retired September 1991);
January 1933                                                                   Executive Vice President, Citadel
                                                                               Group Representatives, Inc.; EVP
                                                                               Resource Evaluation, Inc.
                                                                               (consulting) (until October 1993);
                                                                               Trustee, the Hudson City Savings
                                                                               Bank (since 1995).


-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.













                                       20

                                        Positions Held                         Principal Occupations(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------

Douglas M. Costle                       Trustee (1, 3)                         Director, Chairman of the Board and
RR2 Box 480                                                                    Distinguished Senior Fellow,
Woodstock, VT  05091                                                           Institute for Sustainable
July 1939                                                                      Communities, Montpelier, Vermont
                                                                               (since 1991); Dean Vermont Law
                                                                               School (until 1991); Director, Air
                                                                               and Water Technologies Corporation
                                                                               (environmental services and
                                                                               equipment), Niagara Mohawk Power
                                                                               Company (electric services) and
                                                                               Mitretek Systems (governmental
                                                                               consulting services).

Leland O. Erdahl                        Trustee (3)                            Director, Santa Fe Ingredients
8046 Mackenzie Court                                                           Company of California, Inc. and
Las Vegas, NV  89129                                                           Santa Fe Ingredients Company, Inc.
December 1928                                                                  (private food processing companies),
                                                                               Uranium Resources, Inc.; President,
                                                                               Stolar, Inc. (1987-1991); President,
                                                                               Albuquerque Uranium Corporation
                                                                               (1985-1992); Director,
                                                                               Freeport-McMoRan Copper & Gold
                                                                               Company, Inc., Hecla Mining Company,
                                                                               Canyon Resources Corporation and
                                                                               Original Sixteen to One Mines, Inc.
                                                                               (1984-1987 and 1991-1995)
                                                                               (management consultant).


-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.













                                       21

                                        Positions Held                         Principal Occupations(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------

Richard A. Farrell                      Trustee(3)                             President of Farrell, Healer & Co.,
Venture Capital Partners                                                       (venture capital management firm)
160 Federal Street                                                             (since 1980);  Prior to 1980, headed
23rd Floor                                                                     the venture capital group at Bank of
Boston, MA  02110                                                              Boston Corporation.
November 1932

Gail D. Fosler                          Trustee (3)                            Vice President and Chief Economist,
4104 Woodbine Street                                                           The Conference Board (non-profit
Chevy Chase, MD  20815                                                         economic and business research);
December 1947                                                                  Director, Unisys Corp.; and H.B.
                                                                               Fuller Company.

William F. Glavin                       Trustee (3)                            President, Babson College; Vice
Babson College                                                                 Chairman, Xerox Corporation (until
Horn Library                                                                   June 1989); Director, Caldor Inc.,
Babson Park, MA 02157                                                          Reebok, Ltd. (since 1994) and Inco
March 1931                                                                     Ltd.

Anne C. Hodsdon *                       Trustee and President (1,2)            President, Chief Operating Officer
101 Huntington Avenue                                                          and Director, the Adviser; Director,
Boston, MA  02199                                                              The Berkeley Group, John Hancock
April 1953                                                                     Funds; Director, Advisers
                                                                               International; Executive Vice
                                                                               President, the Adviser (until
                                                                               December 1994); Senior Vice
                                                                               President, the Adviser (until
                                                                               December 1993); Director, Signature
                                                                               Services (until January 1997).


-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.










                                       22

                                        Positions Held                         Principal Occupations(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------

Dr. John A. Moore                       Trustee (3)                            President and Chief Executive
Institute for Evaluating Health Risks                                          Officer, Institute for Evaluating
1629 K Street NW                                                               Health Risks, (nonprofit
Suite 402                                                                      institution) (since September 1989).
Washington, DC  20006-1602
February 1939

Patti McGill Peterson                   Trustee (3)                            Cornell Institute of Public Affairs,
Cornell University                                                             Cornell University (since August
Institute of Public Affairs                                                    1996); President Emeritus of Wells
364 Upson Hall                                                                 College and St. Lawrence University;
Ithica, NY  14853                                                              Director, Niagara Mohawk Power
May 1943                                                                       Corporation (electric utility) and
                                                                               Security Mutual Life (insurance).

John W. Pratt                           Trustee (3)                            Professor of Business Administration
2 Gray Gardens East                                                            at Harvard University Graduate
Cambridge, MA  02138                                                           School of Business Administration
September 1931                                                                 (since 1961).


-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.













                                       23

                                        Positions Held                         Principal Occupations(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------

Richard S. Scipione *                   Trustee (1)                            General Counsel, John Hancock Life
John Hancock Place                                                             Company; Director, the Adviser,
P.O. Box 111                                                                   Advisers International, John Hancock
Boston, MA  02117                                                              Funds, John Hancock Distributors,
August 1937                                                                    Inc., Insurance Agency, Inc., John
                                                                               Hancock Subsidiaries, Inc.,
                                                                               SAMCorp. and NM Capital; Trustee,
                                                                               The Berkeley Group; Director, JH
                                                                               Networking Insurance Agency, Inc.;
                                                                               Director, John Hancock Property and
                                                                               Casualty Insurance and its
                                                                               affiliates (until November 1993);
                                                                               Director, Signature Services (until
                                                                               January 1997).

Edward J. Spellman, CPA                 Trustee (3)                            Partner, KPMG Peat Marwick LLP
259C Commercial Bld.                                                           (retired June 1990).
Lauderdale, FL  33308
November 1932

Robert G. Freedman                      Vice Chairman and Chief Investment     Vice Chairman and Chief Investment
101 Huntington Avenue                   Officer (2)                            Officer, the Adviser; Director, the
Boston, MA  02199                                                              Adviser, Advisers International,
July 1938                                                                      John Hancock Funds, SAMCorp.,
                                                                               Insurance Agency, Inc.,
                                                                               Southeastern Thrift & Bank Fund and
                                                                               NM Capital; Senior Vice President,
                                                                               The Berkeley Group; President, the
                                                                               Adviser (until December 1994);
                                                                               Director, Signature Services (until
                                                                               January 1997).


-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.







                                       24

                                        Positions Held                         Principal Occupations(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------

James B. Little                         Senior Vice President and Chief        Senior Vice President, the Adviser,
101 Huntington Avenue                   Financial Officer                      The Berkeley Group, John Hancock
Boston, MA  02199                                                              Funds.
February 1935

John A. Morin                           Vice President                         Vice President and Secretary, the
101 Huntington Avenue                                                          Adviser, The Berkeley Group,
Boston, MA  02199                                                              Signature Services and John Hancock
July 1950                                                                      Funds; Secretary, SAMCorp.,
                                                                               Insurance Agency, Inc. and NM
                                                                               Capital; Counsel, John Hancock
                                                                               Mutual Life Insurance Company (until
                                                                               January 1996).

Susan S. Newton                         Vice President and Secretary           Vice President, the Adviser, John
101 Huntington Avenue                                                          Hancock Funds, Signature Services
Boston, MA  02199                                                              and The Berkeley Group; Vice
March 1950                                                                     President, John Hancock
                                                                               Distributors, Inc. (until 1994).

James J. Stokowski                      Vice President and Treasurer           Vice President, the Adviser.
101 Huntington Avenue
Boston, MA  02199
November 1946

-------------------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.

All of the officers listed are officers or employees of the Adviser or affiliated companies. Some of the Trustees and officers may also be officers and/or directors and/or Trustees of one or more of the other funds for which the Adviser serves as investment adviser.

The following table provides information regarding the compensation paid by the Fund and other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. Messrs. Boudreau, Scipione and Ms. Hodsdon, each a non-Independent Trustee, and each of the officers of the Fund are interested persons of the Adviser, and/or affiliates are compensated by the Adviser and receive no compensation from the Fund for their services. The compensation to the Trustees for the Fund shown below is for the Fund's fiscal period from March 14, 1996 through October 31, 1996.

                             Aggregate Compensation

                                    Aggregate           Total Compensation From
                                Compensation From      All Funds in John Hancock
Independent Trustees                  Fund                Complex to Trustees*
--------------------                  ----                --------------------

Dennis S. Aronowitz                $    --                      $ 72,450
Richard P. Chapman, Jr.+                --                        75,200
William J. Cosgrove+                    --                        72,450
Douglas M. Costle                       --                        75,350
Leland O. Erdahl                        --                        72,350
Richard A. Farrell                      --                        75,350
Gail D. Fosler                          --                        68,450
William F. Glavin +                     --                        72,250
John A. Moore                           --                        68,350
Patti McGill Peterson                   --                        72,100
John W. Pratt                           --                        72,350
Edward J. Spellman                      --                        73,950
                                   -------                      --------
Totals                             $    --                      $870,600

*Total compensation paid by the John Hancock Fund Complex to the Independent Trustees is for the calendar year ended December 31, 1996. As of this date, there were sixty-seven funds in the John Hancock Funds Complex of which each of these Independent Trustees served on thirty-five.

+On December 31, 1996, the value of the aggregate deferred compensation from all funds in the John Hancock Fund Complex for Mr. Chapman was $63,164, for Mr. Cosgrove was $131,317 and for Mr. Glavin was $109,059.

As of January 31, 1997, the officers and Trustees of the Trust as a group owned less than 1% of the outstanding shares of the Fund. As of January 31, 1997, the following shareholders beneficially owned 5% or more of the outstanding shares of the Fund.


                                                                     Number of Shares of        Percentage of Total
             Name Address                                           Beneficial Interest      outstanding Shares of the
            of Shareholders                  Class of Shares                Owned                Class of the Fund
            ---------------                  ---------------                -----                -----------------
MLPF&S For The Sole Benefit of Its                  A                      87,284                      12.30%
Customers 4800 Deer Lake Drive East
Jacksonville FL 32246-6484

John Hancock Advisers, Inc. 101                     A                      58,824                       8.29%
Huntington Avenue Boston MA 02199-7603

MLPF&S For The Sole Benefit of Its                  B                     688,881                      30.94%
Customers 4800 Deer Lake Drive East
Jacksonville FL 32246-6468

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was organized in 1968 and presently has over $19 billion in assets under management in its capacity as investment adviser to the Fund and the other mutual funds and publicly traded investment companies in the John Hancock group of funds having a combined total of over 1,080,000 shareholders. The Adviser is an affiliate of the Life Company, one of the most recognized and respected financial institutions in the nation. With total assets under management of more than $80 billion, the Life Company is one of the 10 largest life insurance companies in the United States, and carries high ratings from Standard & Poor's and A.M. Best's. Founded in 1862, the Life Company has been serving clients for over 130 years.

The Fund has entered into an investment management contract (the "Advisory Agreement") dated as of March 6, 1996 with the Adviser. As the Fund's manager and investment adviser, the Adviser will: (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged, and (b) provide supervision over all aspects of the Fund's operations except those which are delegated to a custodian, transfer agent or other agent.

The Fund bears all costs of its organization and operation,  including  expenses
of  preparing,   printing  and  mailing  all  shareholders'  reports,   notices,
prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund's plan of distribution; fees and expenses of custodians including those for keeping books and accounts and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of the Adviser's employees rendering such services to the Fund; the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meetings; trade association membership; insurance premiums; and any extraordinary expenses.

As provided by the investment management contract, the Fund pays the adviser monthly an advisory fee, which is based on a stated percentage of the Fund's average daily net asset value as follows:

                  Net Asset Value                           Annual Rate
                  ---------------                           -----------

                  First  $500,000,000                          0.80%
                  Next   $500,000,000                          0.75%

From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of average daily net assets. The Adviser retains the right to reimpose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit.

Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser or its affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more are selling the same security. If opportunities for purchase or sale of securities by the Adviser for the Fund or for other funds or clients for which the Adviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or its affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to the investment management contract, the Adviser is not liable to the Fund or its shareholders for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the investment management contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under the investment management contract.

The Adviser has agreed to limit Fund expenses, including the management fee (but not including the 12b-1 fee and other class specific expenses) to 0.90% of the Fund's average daily net assets. The Adviser retains the right to reimpose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit.

Under the investment management contract, the Fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the contract or any extension, renewal or amendment thereof remains in effect. If the contract is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the nonexclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

The Advisory Agreement was approved on December 11, 1995 by all of the Trustees, including all of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto. The sole initial shareholder of the Fund also approved the Advisory Agreement on March 6, 1996. The investment management contract and the distribution agreement discussed below continue in effect from year to year if approved annually by vote of a majority of the Trustees who are not interested persons of one of the parties to the contract, cast in person at a meeting called for the purpose of voting on such approval, and by either the Trustees or the holders of a majority of the Fund's outstanding voting securities. Both agreements automatically terminate upon assignment and may be terminated on 60 days' written notice by either party to the respective contract or by vote of a majority of the outstanding voting securities of the Fund.

For the fiscal period from March 14, 1996 to October 31, 1996, the Adviser's management fee was $3,842. After the expense reduction by the Adviser, the Fund paid no management fee for the period.

Accounting and Legal Services Agreement. The Trust, on behalf of the Fund, is a party to an Accounting and Legal Services Agreement with the Adviser. Pursuant to this agreement, the Adviser provides the Fund with certain tax, accounting and legal services. For the fiscal year ended October 31, 1996, the Fund paid the Adviser $51 for services under this agreement from the effective date of July 1, 1996.

In order to avoid conflicts with portfolio trades for the Fund, the Adviser and the Fund have adopted extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates. Some of these restrictions are: pre-clearance for all personal trades and a ban on the purchase of initial public offerings, as well as contributions to specified charities of profits on securities held for less than 91 days. These restrictions are a continuation of the basic principle that the interests of the Fund and its shareholders come first.

DISTRIBUTION CONTRACTS

The Fund has a Distribution Agreement with John Hancock Funds. Under the agreement John Hancock Funds is obligated to use its best efforts to sell shares of each class of the Fund. Shares of the Fund are also sold by selected broker-dealers (the "Selling Brokers") which have entered into selling agency agreements with John Hancock Funds. John Hancock Funds accepts orders for the purchase of the shares of the Fund which are continually offered at net asset value next determined, plus any applicable sales charge, if any. In connection with the sale of Class A or Class B shares, John Hancock Funds and Selling Brokers receive compensation from a sales charge imposed, in the case of Class A shares, at the time of sale or, in the case of Class B shares, on a deferred basis. The sales charges are discussed further in the Prospectus.

The Fund's Trustees adopted Distribution Plans with respect to Class A and Class B shares (the "Plans"), pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.30% and 1.00%, respectively, of the Fund's daily net assets attributable to shares of that class. However, the service fee will not exceed 0.25% of the Fund's average daily net assets attributable to each class of shares. The distribution fees will be used to reimburse John Hancock Funds for their distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others (including affiliates of John Hancock Funds) engaged in the sale of Fund shares (ii) marketing promotional and overhead expenses incurred in connection with the distribution of Fund shares; and (iii) with respect to Class B shares only, interest expenses on unreimbursed distribution expenses. The services fees will be used to compensate Selling Brokers and others for providing personal and account maintenance services to shareholders. In the event the John Hancock Plans is not fully reimbursed for payments or expenses they incur under the Class A Plan, these expenses will not be carried beyond twelve months from the date they were incurred. Unreimbursed expenses under the Class B Plan will be carried forward together with interest on the balance of these unreimbursed expenses. The Fund does not treat unreimbursed expenses under the Class B Plan as a liability of the Fund because the Trustees may terminate the Class B Plan at any time. For the fiscal year ended October 31, 1996, there were no Class B shares issued or outstanding.

The Plans were approved by a majority of the voting securities of the Fund. The Plans and all amendments were approved by the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans (the "Independent Trustees"), by votes cast in person at a meeting called for the purpose of voting on such Plans.

Pursuant to the Plans, at least quarterly, the Distributors provide the Fund with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.

The Plans provide that they will continue in effect only so long as its continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. The Plans provide that they may be terminated without penalty, (a) by vote of a majority of the Independent Trustees, (b) by a vote of a majority of the applicable class of the Fund's outstanding shares of the applicable class upon 60 day's written notice to John Hancock Funds and (c) automatically in the event of assignment. The Plans further provide that they may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the Fund which has voting rights with respect to the Plan. Each plan provides, that no material amendment to the Plans will be effective unless it is approved by a vote of a majority of the Trustees and the Independent Trustees of the Fund. The holders of Class A and Class B shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans, the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Plans will benefit the holders of the applicable class of shares of the Fund.

Amounts paid to John Hancock Funds by any class of shares of the Fund will not be used to pay the expenses incurred with respect to any other class of shares of the Fund; provided, however, that expenses attributable to the Fund as a whole will be allocated, to the extent permitted by law, according to a formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of Trustees. From time to time, the Fund may participate in joint distribution activities with other Funds and the costs of those activities will be borne by each Fund in proportion to the relative net asset value of the participating Funds.

During the fiscal year ended October 31, 1996, the Fund paid John Hancock Funds the following amounts of expenses with respect to the Class A shares of the Fund. There were no Class B shares issued during the period.

                                  Expense Items

                                        Printing and
                                        Mailing of                                                Interest,
                                        Prospectuses                           Compensation       Carrying or
                                        to New              Expenses of        to Selling         Other Finance
                     Advertising        Shareholders        Distributors       Brokers            Charges
                     -----------        ------------        ------------       -------            -------
Class A shares         $   50             $  (3)               $1,386           $    8             $   --

NET ASSET VALUE

For purposes of calculating the net asset value ("NAV") of the Fund's shares, the following procedures are utilized wherever applicable.

Debt securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

Equity securities traded on a principal exchange or NASDAQ National Market issues are generally valued at last sale price on the day of valuation. Securities in the aforementioned category for which no sales are reported and other securities traded over-the-counter are generally valued at the mean between the current closing bid and asked prices.

Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

Foreign securities are valued on the basis of quotations from the primary market in which they are traded. Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the custodian bank based on London currency exchange quotations as of 5:00 p.m., London time (12:00 noon, New York time) on the date of any determination of the Fund's NAV If quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Trustees believe accurately reflects fair value.

The NAV for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern
Time) by dividing a class's net assets by the number of its shares outstanding. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on

Saturdays and U.S. business holidays on which the Fund's NAV is not calculated. Consequently, the Fund's portfolio securities may trade and the NAV of the Fund's shares may be significantly affected on days when a shareholder has no access to the Fund.

INITIAL SALES CHARGE ON CLASS A SHARES

Shares of the Fund are offered at a price equal to their net asset value plus a sales charge which, at the option of the purchaser, may be imposed either at the time of purchase (the "initial sales charge alternative") or on a contingent deferred basis (the "deferred sales charge alternative"). Share certificates will not be issued unless requested by the shareholder in writing, and then they will only be issued for full shares. The Trustees reserve the right to change or waive the Fund's minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Adviser such rejection is in the Fund's best interest.

The sales charges applicable to purchases of Class A shares of the Fund are described in the Prospectus. Methods of obtaining a reduced sales charge referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares of the Fund, the investor is entitled to cumulate current purchases with the greater of the current value (at offering price) of the Class A shares of the Fund, owned by the investor, or, if John Hancock Signature Services, Inc. ("Signature Services") is notified by the investor's dealer or the investor at the time of the purchase, the cost of the Class A shares owned.

Combined Purchases. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined if made by (a) an individual, his or her spouse and their children under the age of 21, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account and (c) certain groups of four or more individuals making use of salary deductions or similar group methods of payment whose funds are combined for the purchase of mutual fund shares. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Signature Services or a Selling Broker's representative.

Without Sales Charges. Class A shares of the Fund may be offered without a front-end sales charge or CDSC to various individuals and institutions as follows:

o Any state, county or any instrumentality, department, authority, or agency of these entities that is prohibited by applicable investment laws from paying a sales charge or commission when it purchases shares of any registered investment management company.*

o A bank, trust company, credit union, savings institution or other depository institution, its trust departments or common trust funds if it is purchasing $1 million or more for non-discretionary customers or accounts.*

o A Trustee or officer of the Trust; a Director or officer of the Adviser and its affiliates or Selling Brokers; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family
         (spouse, children, grandchildren, mother, father, sister, brother, mother-in-law, father-in-law) of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above.

o A broker, dealer, financial planner, consultant or registered investment advisor that has entered into an agreement with John Hancock Funds providing specifically for the use of Fund shares in fee-based investment products or services made available to their clients.

o A former participant in an employee benefit plan with John Hancock funds, when he or she withdraws from his or her plan and transfers any or all of his or her plan distributions directly to the Fund.

o        A member of an approved affinity group financial services plan.*

o A member of a class action lawsuit against insurance companies who is investing settlement proceeds.

o Existing full service clients of the Life Company who were group annuity contract holders as of September 1, 1994, and participant directed defined contribution plans with at least 100 eligible employees at the inception of the Fund account, may purchase Class A shares with no initial sales charge. However, if the shares are redeemed within 12 months after the end of the calendar year in which the purchase was made, a CDSC will be imposed at the following rate:

         Amount Invested                                               CDSC Rate

         $1 to $4,999,999                                                 1.00%
         Next $5 million to $9,999,999                                    0.50%
         Amounts of $10 million and over                                  0.25%

Class A shares  may  also be  purchased  without  an  initial  sales  charge  in
connection  with  certain  liquidation,   merger  or  acquisition   transactions
involving other investment companies or personal holding companies.

*For investments made under these provisions, John Hancock Funds may make a payment out of its own resources to the Selling Broker in an amount not to exceed 0.25% of the amount invested.

Accumulation Privilege. Investors (including investors combining purchases) who are already Class A shareholders may also obtain the benefit of the reduced sales charge by taking into account not only the amount then being invested but also the purchase price or the current account value of the Class A shares already held by such person.

Combination Privilege. Reduced sales charges also are available to an investor based on the aggregate amount of his concurrent and prior investments in Class A shares of the Fund and shares of all other John Hancock funds which carry a sales charge.

Letter of Intention. Reduced sales charges are also applicable to investments made pursuant to a Letter of Intention (the "LOI"), which should be read carefully prior to its execution by an investor. The Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a specified period of thirteen (13) months. Investors who are using the Fund as a funding medium for a qualified retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These qualified retirement plans include IRA, SEP, SARSEP, 401(k), 403(b) (including TSAs) and
Section 457 plans. Such an investment (including accumulations and combinations) must aggregate $50,000 or more invested during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Signature Services. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period (either 13 or 48 months) the sales charge applicable will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.

The LOI authorizes Signature Services to hold in escrow a sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrowed Class A shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes Signature Services to act as his or her attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Fund to sell, any additional Class A shares and may be terminated at any time.

DEFERRED SALES CHARGE ON CLASS B SHARES

Investments in Class B shares are purchased at net asset value per share without the imposition of an initial sales charge so the Fund will receive the full amount of the purchase payment.

Contingent Deferred Sales Charge. Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase prices, including Class B shares derived from reinvestment of dividends or capital gains distributions. No CDSC will be imposed on shares derived from reinvestment of dividends or capital gain distributions.

Class B shares are not available to full-service defined contribution plans administered by Signature Services or the Life Company that had more than 100 eligible employees at the inception of the Fund account.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining this number of years from the time of any payment for the purchases of shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the six-year period. For this purpose, the amount of any increase in a share's value above its initial purchase price is not regarded as a share exempt from CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price. However, you cannot redeem appreciation value only in order to avoid CDSC.

When requesting a redemption for a specific dollar amount, please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Example:

You have purchased 100 shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:

*        Proceeds of 50 shares redeemed at $12 per share                  $600
*        Minus proceeds of 10 shares not subject to CDSC
         (dividend reinvestment)                                          -120
*        Minus appreciation on remaining shares
         (40 shares X $2)                                                 - 80
                                                                          ----
*        Amount subject to CDSC                                           $400

Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by John Hancock Funds to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to select Selling Brokers for selling Class B shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B shares without a sales charge being deducted at the time of the purchase.

Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B shares and of Class A shares that are subject to CDSC, unless indicated otherwise, in the circumstances defined below:

For all account types:

* Redemptions made pursuant to the Fund's right to liquidate your account if you own shares worth less than $1,000.

* Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

*        Redemptions due to death or disability.

* Redemptions made under the Reinstatement Privilege, as described in "Sales Charge Reductions and Waivers" in the Prospectus.

* Redemptions of Class B shares made under a periodic withdrawal plan, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Signature Services. (Please note, this waiver does not apply to periodic withdrawal plan redemptions of Class A shares that are subject to a CDSC.)

For Retirement Accounts (such as IRA, Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other plans as described in the Internal Revenue Code) unless otherwise noted.

* Redemptions made to effect mandatory or life expectancy distributions under the Internal Revenue Code.

*        Returns of excess contributions made to these plans.

* Redemptions made to effect distributions to participants or beneficiaries from employer sponsored retirement plans under section 401(a) of the Code (such as 401(k), Money Purchase Pension Plan, Profit-Sharing Plan).

* Redemptions from certain IRA and retirement plans that purchased shares prior to October 1, 1992 and certain IRA plans that purchased shares prior to May 15, 1995.

Please see matrix for reference.


CDSC Waiver Matrix

--------------------- -------------------- ----------------- ---------------- ----------------- ---------------
Type of               401(a) Plan          403(b)            457              IRA, IRA          Non-Retirement
Distribution          (401(k), MPP, PSP)                                      Rollover
--------------------- -------------------- ----------------- ---------------- ----------------- ---------------
Death or              Waived               Waived            Waived           Waived            Waived
Disability
--------------------- -------------------- ----------------- ---------------- ----------------- ---------------
Over 70 1/2           Waived               Waived            Waived           Waived for        12% of
                                                                              mandatory         account value
                                                                              distributions     annually in
                                                                              or 12% of acct    periodic
                                                                              value annually    payments
                                                                              in periodic
                                                                              payments
--------------------- -------------------- ----------------- ---------------- ----------------- ---------------
Between 59 1/2        Waived               Waived            Waived           Waived for        12% of
and 70 1/2                                                                    Expectancy or     account value
                                                                              12% of acct       annually in
                                                                              value annually    periodic
                                                                              in periodic       payments
                                                                              payments
--------------------- -------------------- ----------------- ---------------- ----------------- ---------------
Under 59 1/2          Waived               Waived for        Waived for       Waived for        12% of
                                           annuity           annuity          annuity           account value
                                           payments (72t)    payments (72t)   payments (72t)    annually in
                                           or 12% of acct    or 12% of acct   or 12% of acct    periodic
                                           value annually    value annually   value annually    payments
                                           in periodic       in periodic      in periodic
                                           payments.         payments.        payments.
--------------------- -------------------- ----------------- ---------------- ----------------- ---------------
Loans                 Waived               Waived            N/A              N/A               N/A
--------------------- -------------------- ----------------- ---------------- ----------------- ---------------
Termination of        Not Waived           Not Waived        Not Waived       Not Waived        N/A
Plan
--------------------- -------------------- ----------------- ---------------- ----------------- ---------------
Hardships             Waived               Waived            Waived           N/A               N/A
--------------------- -------------------- ----------------- ---------------- ----------------- ---------------
Return of             Waived               Waived            Waived           Waived            N/A
Excess
--------------------- -------------------- ----------------- ---------------- ----------------- ---------------

If you qualify for a CDSC waiver under one of these situations, you must notify Signature Services at the time you make your redemption. The waiver will be granted once Signature Services has confirmed that you are entitled to the waiver.

SPECIAL REDEMPTIONS

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, he will incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of

$250,000 or 1% of the Fund's net asset value at the beginning of such period.

ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege. The Fund permits exchanges of shares of any class of a fund for shares of the same class in any other John Hancock fund offering that class.

Exchanges between funds with shares that are not subject to a CDSC are based on their respective net asset values. No sales charge or transaction charge is imposed. Shares of the Fund which are subject to a CDSC may be exchanged into shares of any of the other John Hancock funds that are subject to a CDSC without incurring the CDSC; however, the shares acquired in an exchange will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed (except that shares exchanged into John Hancock Short-Term Strategic Income Fund, John Hancock Intermediate Maturity Government Fund and John Hancock Limited-Term Government Fund will retain the exchanged fund's CDSC schedule). For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.

If a shareholder exchanges Class B shares purchased prior to January 1, 1994 (except John Hancock Short-Term Strategic Income Fund) for Class B shares of any other John Hancock fund, the acquired shares will continue to be subject to the CDSC schedule that was in effect when the exchanged shares were purchased.

The Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before a shareholder is permitted a new exchange.

The Fund may refuse any exchange order. The Fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal Income Tax purposes. An exchange may result in a taxable gain or loss. See "TAX STATUS".

Systematic Withdrawal Plan. The Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds from the redemption of the Fund's shares. Since the redemption price of the Fund shares may be more or less than the shareholder's cost, depending upon the market value of the securities owned by the Fund at the time of redemption, the distribution of cash pursuant to this plan may result in realization of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional Class A or Class B shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the CDSC imposed on redemptions of Class B shares and because redemptions are taxable events. Therefore, a shareholder should not purchase Class A or Class B shares at the same time a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.

Monthly Automatic Accumulation Program ("MAAP"). This program is explained in the Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:

The investments will be drawn on or about the day of the month indicated.

The privilege of making investments through the MAAP may be revoked by Signature Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.

The program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services which is received at least five (5) business days prior to the processing date of any investment.

Reinstatement or Reinvestment Privilege. Upon notification of Signature Services, a shareholder who has redeemed shares of the Fund may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares of the same class of the Fund or in any John Hancock funds, subject to the minimum investment limit in that fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of the Fund or in Class A shares of any John Hancock funds. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at net asset value in additional shares of the class from which the redemption was made. The shareholder's account will be credited with the amount of any CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares.

To protect the interests of other investors in the Fund, the Fund may cancel the reinvestment privilege of any parties that, in the opinion of the Fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. Also, the Fund may refuse any reinvestment request.

The Fund may change or cancel its reinvestment policies at any time.

A redemption or exchange of Fund shares is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Fund shares will be treated for tax purposes as described under the caption "TAX STATUS."

DESCRIPTION OF THE FUND'S SHARES

The Trustees of the Trust are responsible for the management and supervision of the Fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund, without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized the issuance of two classes of shares of the Fund, designated as Class A and Class B.

The shares of each class of the Fund represent an equal proportionate interest in the aggregate net assets attributable to that class of the Fund. Holders of Class A shares and Class B shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day will be in the same amount, except for differences resulting from the fact that (i) the distribution and service fees relating to the Class A and Class B shares will be borne exclusively by that class; (ii) Class B shares will pay higher distribution and service fees than Class A shares; and (iii) each of Class A and Class B shares will bear any other class expenses properly allocable to that class of shares, subject to the conditions the Internal Revenue Service imposes with respect to multiple-class structures. Similarly, the net asset value per share may vary depending on whether Class A shares or Class B shares are purchased.

 In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable except as set forth in the Prospectus.

Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Fund has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares, and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the Trust. However, the Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund's assets for all losses and expenses of any shareholder held personally liable by reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series. Furthermore, no fund included in this Fund's prospectus shall be liable for the liabilities of any other John Hancock fund. Liability is therefor limited to circumstances in which the Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

A shareholder's account is governed by the laws of The Commonwealth of Massachusetts.

TAX STATUS

The Fund is treated as a separate entity for accounting and tax purposes. The Fund intends to elect to be treated and qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification if its assets, the Fund will not be subject to Federal income tax on taxable income (including net short-term and long-term capital gains) which is distributed to shareholders in accordance with the timing requirements of the Code.

The Fund will be subject to a 4% nondeductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to avoid liability for such tax by satisfying such distribution requirements.

Distributions from the Fund's current or accumulated earnings and profits ("E&P"), as computed for Federal income tax purposes, will be taxable as described in the Fund's Prospectus whether taken in shares or in cash. Distributions, if any, in excess of E & P will constitute a return of capital, which will first reduce an investor's tax basis in Fund shares and thereafter (after such basis is reduced to zero) will generally give rise to capital gains. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash, divided by the number of shares received.

If the Fund acquires stock in certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to Federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election could require the Fund to recognize taxable income or gain without the concurrent receipt of cash. The Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

Foreign  exchange  gains and  losses  realized  by the Fund in  connection  with certain  transactions  involving foreign  currency-denominated  debt securities, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to the Fund's investment in stock or securities, possibly including speculative currency positions or currency derivatives not used for hedging purposes, may increase the amount of gain it is deemed to recognize from the sale of certain investments held for less than three months, which gain is limited under the Code to less than 30% of its annual gross income, and could under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its annual gross income. If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed the Fund's investment company taxable income (i.e., all of the Fund's net income other than any excess of net long-term capital gain over net short-term capital loss) computed without regard to such loss after taking into account Treasury regulations resulting in deferral of certain post-October losses, the resulting overall ordinary loss for such year would not be deductible by the Fund or its shareholders in future years.

The Fund may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Investors may be entitled to claim U.S. foreign tax credits or deductions with respect to such taxes, subject to certain provisions and limitations contained in the Code. Specifically, if more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to (i) include in ordinary gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund even though not actually received by them, and (ii) treat such respective pro rata portions as foreign income taxes paid by them.

If the Fund makes this election, shareholders may then deduct such pro rata portions of foreign income taxes in computing their taxable incomes, or alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. Federal income taxes. Shareholders who do not itemize deductions for Federal income tax purposes will not, however, be able to deduct their pro rata portion of foreign income taxes paid by the Fund, although such shareholders will be required to include their share of such taxes in gross income. Shareholders who claim a foreign tax credit for such foreign taxes may be required to treat a portion of dividends received from the Fund as a separate category of income for purposes of computing the limitations on the foreign tax credit. Tax-exempt shareholders will ordinarily not benefit from this election. Each year that the Fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of foreign income taxes paid by the Fund and (ii) the portion of Fund dividends which represents income from each foreign country. If the Fund cannot or does not make this election it may deduct such taxes in computing its taxable income.

The amount of the Fund's net short-term and long-term capital gains, if any, in any given year will vary depending upon the Adviser's current investment strategy and whether the Adviser believes it to be in the best interest of the Fund to dispose of portfolio securities or enter into options or futures transactions that will generate capital gains. At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

Upon a redemption of shares of the Fund (including by exercise of the exchange privilege) a shareholder may realize a taxable gain or loss depending upon his basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon the shareholder's tax holding period for the shares. A sales charge paid in purchasing Class A shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund or another John Hancock fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. Such disregarded load will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.

Although its present intention is to distribute all net short-term and long-term capital gains, if any, the Fund reserves the right to retain and reinvest all or any portion of its "net capital gain", which is the excess, as computed for Federal income tax purposes, of net long-term capital gain over net short-term capital loss in any year. The Fund will not in any event distribute net long-term capital gains realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carryforward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Each shareholder would be treated for Federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would
(a) include his pro rata share of such excess as long-term capital gain in his return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or a refund of, his pro rata share of the taxes paid by the Fund, and (c) be entitled to increase the adjusted tax basis for his shares in the Fund by the difference between his pro rata share of such excess and his pro rata share of such taxes.

For Federal income tax purposes, the Fund is permitted to carry forward a net capital loss in any year to offset its own net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the Fund, as noted above, and would not be distributed as such to shareholders. Presently, there are no capital loss carryforwards available to offset future net realized capital gains.

For purposes of the dividends received deduction available to corporations, dividends received by the Fund, if any, from U.S. domestic corporations in respect of the stock of such corporations held by the Fund, for U.S. Federal income tax purposes, for at least 46 days (91 days in the case of certain preferred stock) and distributed and designated by the Fund may be treated as qualifying dividends. The Fund expects that a portion of its income distributions will generally be treated as qualifying dividends. Corporate shareholders must meet the minimum holding period requirement stated above (46 or 91 days) with respect to their shares of the Fund in order to qualify for the deduction and, if they borrow to acquire such shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining the excess (if any) of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares, for the purpose of computing its gain or loss on redemption or other disposition of the shares.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

Limitations imposed by the Code on regulated investment companies like the Fund may restrict the Fund's ability to enter into futures, options, and forward transactions.

Certain options, futures and forward foreign currency transactions undertaken by the Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of certain currency forward, options and futures, as ordinary income or loss) and timing of some capital gains and losses realized by the Fund. Also, certain of the Fund's losses on its transactions involving options, futures or forward contracts and/or offsetting portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income. Certain of the applicable tax rules may be modified if the Fund is eligible and chooses to make one or more of certain tax elections that may be available. These transactions may therefore affect the amount, timing and character of the Fund's distributions to shareholders. The Fund will take into account the special tax rules (including consideration of available elections) applicable to options, futures or forward contracts in order to minimize any potential adverse tax consequences.

The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8 or authorized substitute is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

The Fund is not subject to Massachusetts corporate excise or franchise taxes. Provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.

CALCULATION OF PERFORMANCE

Total Return. The cumulative total return of the Class A shares of the Fund for the period from March 14, 1996 to October 31, 1996 was 23.24% which includes the maximum sales charge. No Class B shares were issued or outstanding in the period. Average annual total return is determined separately for each class of shares. Total return is computed by finding the average annual compounded rates of return over the designated periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

     n _____
T = \ /ERV/P - 1

Where:

P =             a hypothetical initial investment of $1,000.

T =             average annual total return.

n =             number of years.

ERV = ending redeemable value of a hypothetical $1,000 investment made at the beginning of the 1 year and life-of-fund periods.

Because each share has its own sales charge and fee structure, the classes have different performance results. In each case of Class A or Class B shares, this calculation assumes the maximum sales charge is included in the initial investment or the CDSC is applied at the end of the period, respectively. This calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The "distribution rate" is determined by annualizing the result of dividing the declared dividends of the Fund during the period stated by the maximum offering price or net asset value at the end of the period. Excluding the Fund's sales charge from the distribution rate produces a high rate.

In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be quoted with or without taking the Fund's sales charge on Class A shares or the CDSC on Class B shares into account. Excluding the Fund's sales charge on Class A shares and the CDSC on Class B shares from a total return calculation produces a higher total return figure.

From time to time, in reports and promotional literature, the Fund's total return will be compared to indices of mutual funds such as Lipper Analytical Services, Inc.'s "Lipper Mutual Performance Analysis," a monthly publication which tracks net assets, total return, and yield on mutual funds in the United States. Ibottson and Associates, CDA Weisenberger and F.C. Towers are also used for comparison purposes, as well as the Russell and Wilshire Indices.

Performance rankings and ratings reported periodically in national financial publications such as MONEY MAGAZINE, FORBES, BUSINESS WEEK, THE WALL STREET JOURNAL, MORNINGSTAR, STANGER'S and BARRON'S, etc. may also be utilized. The Fund's promotional and sales literature may make reference to the Fund's "beta". Beta is a reflection of the market related risk of the Fund by showing how responsive the Fund is to the market.

The performance of the Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of the Fund for any period in the future. The performance of the Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales, and maturities of portfolio securities; sales and redemptions of shares of beneficial interest; and changes in operating expenses are all examples of items that can increase or decrease the Fund's performances.

BROKERAGE ALLOCATION

Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the Adviser pursuant to recommendations made by an investment committee of the Adviser, which consists of officers and directors of the Adviser and affiliates and officers and Trustees who are interested persons of the Trust. Orders for purchases and sales of securities are placed in a manner which, in the opinion of the officers of the Adviser, will offer the best price and market for the execution of each such transaction. Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market makers reflect a "spread". Debt securities are generally traded on a net basis through dealers acting for their own account as principals and not as brokers; no brokerages commissions are payable on these transactions.

In the U.S. and in some other countries, debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. Commissions on foreign transactions are generally higher than the negotiated commission rates available in the U.S. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the U.S.

The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with the foregoing primary policy, the Rules of Fair Practice of the National Association of Securities Dealers, Inc.

and other policies that the Trustees may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of services, including primarily the availability and value of research information and to a lesser extent statistical assistance furnished to the Adviser of the Fund, and their value and expected contribution to the performance of the Fund. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser. The receipt of research information is not expected to reduce significantly the expenses of the Adviser. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser, and, conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser may result in research information and statistical assistance beneficial to the Fund. The Fund will not make commitments to allocate portfolio transactions upon any prescribed basis. While the Adviser will be primarily responsible for the allocation of the Fund's brokerage business, the policies and practices of the Adviser in this regard must be consistent with the foregoing and at all times be subject to review by the Trustees. For the fiscal year ended October 31, 1996, the Fund paid negotiate brokerage commissions of $710.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay to a broker-dealer which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker-dealer would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that such price is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. During the fiscal year ended October 31, 1996, the Fund directed commissions in the amount of $7 to compensate brokers for research services such as industry, economic and company reviews and evaluations of securities.

The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of John Hancock Distributors, Inc., a broker-dealer ("Distributors" or "Affiliated Broker"). Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through Affiliated Brokers. For the fiscal year ended October 31, 1996, the Fund paid no brokerage commissions to any Affiliated Broker.

Distributors may act as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers except for accounts for which the Affiliated Broker acts as clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund as determined by the majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act) of the Fund, the Adviser or the Affiliated Broker. Because the Adviser, which is affiliated with the Affiliated Brokers, has, as an investment adviser to the Fund, the obligation to provide investment management services, which include elements of research and related investment skills, such research and related skills will not be used by the Affiliated Broker as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

Other investment advisory clients advised by the Adviser may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution

TRANSFER AGENT SERVICES

John Hancock Signature Services, Inc., 1 John Hancock Way STE 1000, Boston, MA 02217-1000, a wholly-owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Fund. The Fund pays an annual fee of $19.00 for each Class A shareholder and $21.50 for each Class B shareholder, plus certain out-of-pocket expenses. These expenses are aggregated and charged to the Fund and allocated to each class on the basis of their relative net asset values.

CUSTODY OF PORTFOLIO

Portfolio securities of the Fund are held pursuant to a custodian agreement between the Trust and Investors Bank & Trust Company, 89 South Street, Boston, Massachusetts 02111. Under the custodian agreement, Investors Bank & Trust Company performs custody, portfolio and fund accounting services.

INDEPENDENT AUDITORS

Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts serves as the Fund's independent auditors, providing services including (1) examination of annual financial statements, (2) assistance and consultation in connection with Securities and Exchange Commission filings, and (3) preparation of the annual Federal income tax returns filed on behalf of the Fund.

                              FINANCIAL STATEMENTS

                                     PART C.

                                OTHER INFORMATION

Item 24. Financial Statements and Exhibits

     (a) The financial statements listed below are included in and incorporated by reference into Part B of the Registration Statement from the 1996 Annual Report to Shareholders for the year ended October 31, 1996 (filed electronically on December 27, 1996 and January 2, 1997 accession numbers 0000928816-96-000378 and 0001005477-97-000001 (file nos. 811-03999 and 2-90305).

          John Hancock Regional Bank Fund
          John Hancock Disciplined Growth Fund

          Satement of Assets and Liabilities as of October 31, 1996. Statement of Operations for the year ended October 31, 1996. Statement of Changes in Net Assets for the period ended October 31, 1996.
          Financial Highlights for the period ended October 31, 1996. Schedule of Investments as of October 31, 1996.
          Notes to Financial Statements.

          John Hancock Financial Industries Fund

          Statement of Assets and Liabilities for the period from March 14, 1996 (commencement of operations) to October 31, 1996.
          Statement of Operations for the period from March 14, 1996 (commencement of operations) to October 31, 1996.
          Statement of Changes in Net Assets for the period from March 14, 1996 (commencement of operations) to October 31, 1996.
          Financial Highlights for the period from March 14, 1996 (commencement of operations) to October 31, 1996.
          Schedule of Investments as of October 31, 1996.
          Notes to Financial Statements.

     (b) Exhibits:

     The exhibits to this Registration Statement are listed in the Exhibit Index hereto and are incorporated herein by reference.

Item 25. Persons Controlled by or under Common Control with Registrant

     No person is directly or indirectly controlled by or under common control with Registrant.

Item 26. Number of Holders of Securities

     As of January 31, 1997 the number of record holders of shares of Registrant was as follows:

                     Title of Class                    Number of Record Holders
                     --------------                    ------------------------
                                                          Class A      Class B
                                                          -------      -------

John Hancock Regional Bank Fund                            85,569      183,026
John Hancock Disciplined Growth Fund                        4,158        9,618
John Hancock Financial Industries Fund                        793        1,400

Item 27. Indemnification

     (a) Under Article VI of the Registrant's Master Trust Agreement each of its Trustees and Officers or person serving in such capacity with another entity at the request of the Registrant ("Covered Person") shall be indemnified against all liabilities, including, but not limited to, amounts paid in satisfaction of judgments, in compromises or as fines or penalties, and expenses, including reasonable legal and accounting fees, in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (either and both of the conduct described in (i) and (ii) being referred to hereafter as "Disabling Conduct"). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or
(iii) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion.

     (b) Under the Distribution Agreement. Under Section 12 of the Distribution Agreement, John Hancock Funds, Inc. ("John Hancock Funds" ) has agreed to indemnify the Registrant and its Trustees, officers and controlling persons against claims arising out of certain acts and statements of John Hancock Funds.

     Section 9(a) of the By-Laws of the Insurance Company provides, in effect, that the Insurance Company will, subject to limitations of law, indemnify each present and former director, officer and employee of the of the Insurance Company who serves as a Trustee or officer of the Registrant at the direction or request of the Insurance Company against litigation expenses and liabilities incurred while acting as such, except that such indemnification does not cover any expense or liability incurred or imposed in connection with any matter as to which such person shall be finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Insurance Company. In addition, no such person will be indemnified by the Insurance Company in respect of any liability or expense incurred in connection with any matter settled without final adjudication unless such settlement shall have been approved as in the best interests of the Insurance Company either by vote of the Board of Directors at a meeting composed of directors who have no interest in the outcome of such vote, or by vote of the policyholders. The Insurance Company may pay expenses incurred in defending an action or claim in advance of its final disposition, but only upon receipt of an undertaking by the person indemnified to repay such payment if he should be determined to be entitled to indemnification.

     Article IX of the respective By-Laws of John Hancock Funds and the Adviser provide as follows:

"Section 9.01. Indemnity: Any person made or threatened to be made a party to any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was at any time since the inception of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall be indemnified by the Corporation against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and the liability was not incurred by reason of gross negligence or reckless disregard of the duties involved in the conduct of his office, and expenses in connection therewith may be advanced by the Corporation, all to the full extent authorized by the law."

"Section 9.02. Not Exclusive; Survival of Rights: The indemnification provided by Section 9.01 shall not be deemed exclusive of any other right to which those indemnified may be entitled, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such as person."

Insofar as indemnification for liabilities under the Securities Act of 1933 (the "Act") may be permitted to Trustees, officers and controlling persons of Registrant pursuant to the Registrant's Amended and Restated Articles of
Incorporation, Article 10.1 of the Registrant's By-Laws, The underwriting Agreement, the By-Laws of Distributors, the Adviser, or the Insurance Company or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28. Business and other Connections of Investment Adviser

     For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and Directors of the Investment Adviser, reference is made to Forms ADV filed (801-8124) under the Investment Advisers Act of 1940, herein incorporated by reference.

Item 29. Principal Underwriters

     (a) The Funds have two distributors. One distributor, Freedom Distributors Corporation ("Freedom") also acts as co-distributor with Tucker Anthony Incorporated for two other registered investment companies; Freedom Group of Tax Exempt Funds and Freedom Mutual Fund. John Hancock Funds acts as principal underwriter for the Registrant and also serves as principal underwriter or distributor of shares for John Hancock Cash Reserve, Inc., John Hancock Bond Trust, John Hancock Current Interest, John Hancock Series Trust, John Hancock Tax-Free Bond Trust, John Hancock California Tax-Free Income Fund, John

Hancock Capital Series, John Hancock Limited-Term Government Fund, John Hancock Special Equities Fund, John Hancock Sovereign Bond Fund, John Hancock Tax-Exempt Series, John Hancock Strategic Series, John Hancock World Fund, John Hancock Investment Trust, John Hancock Institutional Series Trust, John Hancock
Investment Trust II, John Hancock Investment Trust III and John Hancock Investment Trust IV.

     (b) The following table lists, for each director and officer of John Hancock Funds, the information indicated.


       Name and Principal                Positions and Offices               Positions and Offices
        Business Address                    with Underwriter                    with Registrant
        ----------------                    ----------------                    ---------------
Edward J. Boudreau, Jr.                Director, Chairman, President                Chairman
101 Huntington Avenue                   and Chief Executive Officer
Boston, Massachusetts

Robert H. Watts                         Director, Executive Vice                      None
John Hancock Place                   President and Chief Compliance
P.O. Box 111                                    Officer
Boston, Massachusetts

James V. Bowhers                        Executive Vice President                      None
101 Huntington Avenue
Boston, Massachusetts

Robert G. Freedman                          Director, Executive               President, Trustee
101 Huntington Avenue                         Vice President
Boston, Massachusetts

Stephen M. Blair                        Executive Vice President                      None
101 Huntington Avenue
Boston, Massachusetts

Anne C. Hodsdon                           Director, Executive                 President, Trustee
101 Huntington Avenue                       Vice President
Boston, Massachusetts

James W. McLaughlin                      Senior Vice President                        None
101 Huntington Avenue                             and
Boston, Massachusetts                   Chief Financial Officer

David A. King                                   Director                              None
101 Huntington Avenue
Boston, Massachusetts

James B. Little                          Senior Vice President             Senior Vice President and
101 Huntington Avenue                                                       Chief Financial Officer
Boston, Massachusetts


                                      C-5

       Name and Principal                Positions and Offices               Positions and Offices
        Business Address                    with Underwriter                    with Registrant
        ----------------                    ----------------                    ---------------

Charles H. Womack                        Senior Vice President                        None
6501 Americas Parkway
Suite 950
Albuquerque, New Mexico

Anthony P. Petrucci                      Senior Vice President                        None
101 Huntington Avenue
Boston, Massachusetts

William S. Nichols                       Senior Vice President                        None
101 Huntington Avenue
Boston, Massachusetts

John A. Morin                        Vice President and Secretary              Vice President
101 Huntington Avenue
Boston, Massachusetts

Susan S. Newton                             Vice President                   Vice President and
101 Huntington Avenue                                                        Assistant Secretary
Boston, Massachusetts

Keith Harstein                          Senior Vice President                       None
101 Huntington Avenue
Boston, Massachusetts

Griselda Lyman                              Vice President                          None
101 Huntington Avenue
Boston, Massachusetts

Karen Walsh                                 Vice President                          None
101 Huntington Avenue
Boston, Massachusetts

Christopher M. Meyer                  Second Vice President and                     None
101 Huntington Avenue                          Treasurer
Boston, Massachusetts

Stephen L. Brown                               Director                             None
John Hancock Place
P.O. Box 111
Boston, Massachusetts


                                      C-6

       Name and Principal                Positions and Offices              Positions and Offices
        Business Address                   with Underwriter                    with Registrant
        ----------------                   ----------------                    ---------------

Thomas E. Moloney                              Director                             None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

Jeanne M. Livermore                            Director                             None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

Richard S. Scipione                            Director                             None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

Richard O. Hansen                              Director                             None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

John M. DeCiccio                               Director                             None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

Foster L. Aborn                                Director                             None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

David F. D'Alessandro                          Director                             None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

William C. Fletcher                            Director                             None
53 State Street
Boston, Massachusetts

     (b) The name of each director and officer of Freedom, together with the offices held by such person with Freedom and the Registrant, are set forth below.


   Name and Principal Business            Positions and Offices              Positions and Offices
             Address                        with Underwriter                    with Registrant
             -------                        ----------------                    ---------------
John J. Danello                            President, Director                        None
One Beacon Street                               and Clerk
Boston, Massachusetts

Thomas J. Brown                          Treasurer and Director                       None
One Beacon Street
Boston, Massachusetts

Dexter A. Dodge                              Vice President                           None
One Beacon Street
Boston, Massachusetts

     (b) None

     (c) None.

Item 30. Location of Accounts and Records

Registrant  maintains  the records  required to be  maintained by it under Rules
31a-1 (a), 31a-a(b), and 31a-2(a) under the Investment Company Act of 1940 as its principal executive offices at 101 Huntington Avenue, Boston Massachusetts 02199-7603. Certain records, including records relating to Registrant's shareholders and the physical possession of its securities, may be maintained pursuant to Rule 31a-3 at the main office of Registrant's Transfer Agent and Custodian.

Item 31. Management Services

     Not applicable.

Item 32. Undertakings

     (a) Not applicable.

     (b) Not applicable.

     (c) Registrant hereby undertakes to furnish each person to whom a prospectus with respect to a series of the Registrant is delivered with a copy of the latest annual report to shareholders with respect to that series upon request and without charge.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485 (b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and the Commonwealth of Massachusetts on the 24th day of February, 1997.

                                                  FREEDOM INVESTMENT TRUST

                                                  By:            *
                                                  -----------------------
                                                  Edward J. Boudreau, Jr.
                                                  Chairman

     Pursuant  to  the   requirements   of  the  Securities  Act  of  1933,  the
Registration has been signed below by the following persons in the capacities and on the dates indicated.

       Signature                        Title                              Date
       ---------                        -----                              ----
        *
------------------------      Chairman
Edward J. Boudreau, Jr.       (Principal Executive Officer)


/s/James B. Little
------------------------      Senior Vice President and Chief         February 24, 1997
James B. Little               Financial Officer (Principal
                              Financial and Accounting Officer)

        *
------------------------      Trustee
Dennis S. Aronowitz

        *
------------------------      Trustee
Richard P. Chapman, Jr.

        *
------------------------      Trustee
William J. Cosgrove

        *
------------------------      Trustee
Douglas M. Costle


                                      C-9

       Signature                        Title                              Date
       ---------                        -----                              ----

        *
------------------------      Trustee
Leland O. Erdahl

        *
------------------------      Trustee
Richard A. Farrell

        *
------------------------      Trustee
Gail D. Fosler

        *
------------------------      Trustee
William F. Glavin

        *
------------------------      Trustee
Anne C. Hodsdon

        *
------------------------      Trustee
John A. Moore

        *
------------------------      Trustee
Patti McGill Peterson

        *
------------------------      Trustee
John W. Pratt

        *
------------------------      Trustee
Richard S. Scipione

        *
------------------------      Trustee
Edward J. Spellman


*By: /s/Susan S. Newton                                               February 24, 1997
     -------------------
     Susan S. Newton
     Attorney-in-Fact under
     Powers of Attorney dated
     May 21, 1996 and August
     27, 1996.

                                  EXHIBIT INDEX


Exhibit No.                        Description
-----------                        -----------

   99.B1         Amended and Restated Declaration of Trust dated
                 July 1, 1996.****

  99.B1.1 Abolition of John Hancock Gold and Government Fund Class A and Class B dated August 27, 1996.+

  99.B1.2 Abolition of John Hancock Sovereign U.S. Government Income Fund Class A and Class B dated August 27, 1996.+

   99.B2         Amended and Restated By-Laws dated March 6, 1996.****

   99.B3         None.

   99.B4         Designation of Classes dated December 14, 1992.*

  99.B4.1        Specimen share certificate for Regional Bank Fund (Classes A and B).*
                 .
  99.B4.2 Specimen shares certificate for Managed Tax Exempt Fund (Classes A and B).*

  99.B4.3 Specimen shares certificate for Gold & Government Fund (Classes A and B).*

  99.B4.4 Specimen Shares certificate for Sovereign Achievers Fund (Classes A and B).*

   99.B5 Investment Management Contract between the Registrant on behalf of John Hancock Financial Industries Fund and John Hancock Advisers, Inc. dated July 1, 1996.****

  99.B5.1 Investment Management Contract between the Registrant on behalf of John hancock Disciplined Growth Fund and John Hancock Advisers, Inc. dated July 1, 1996.****

  99.B5.2 Investment Management Contract between the Registrant on behalf of John Hancock Regional Bank Fund and John Hancock Advisers, Inc. dated July 1, 1996.****

  99.B5.3 Investment Management Contract between the Registrant on behalf of John Hancock Managed Tax-Exempt Fund and John Hancock Advisers, Inc. dated July 1, 1996.****

   99.B6 Distribution Agreement with John Hancock Broker Distribution Services, Inc. and Freedom Distributors Corporation.*

  99.B6.1 Distribution Agreement between John Hancock Funds, Inc. and the Registrant.+

  99.B6.2        Form of Financial Institution Sales and Service Agreement.*

  99.B6.3 Form of Soliciting Dealer Agreement between John Hancock Broker Distribution Services, Inc. and Selected Dealers.*

  99.B6.4        Form of Amendment to Distribution Agreement  between John
                 Hancock Funds.*

Exhibit No.                          Description
-----------                          -----------

   99.B7         None.

   99.B8 Custodian Contract with Investors Bank and Trust Company Bank, dated December 15, 1992.*

  99.B8.1        Amendment to Custodian Contract dated March 6, 1996.****

   99.B9 Transfer Agency and Service Agreement with John Hancock Fund Services, Inc.*

  99.B9.1 Amendment to Transfer Agency and Service Agreement dated March 6, 1996.****

  99.B9.2 Service Agreement between John Hancock Advisers, Inc. and Berkeley Investment Partners (now TBFG Advisers, Inc.) dated October 1, 1992.*

   99.B10        Not applicable.

   99.B11        Consent of Independent Accountants.+

  99.B11.1       Consent of Morningstar Mutual Fund Values.*

   99.B12        Not applicable

   99.B13        None

   99.B15 Plan of Distribution pursuant to Rule 12b-1 as amended and restated January 1, 1994.*

  99.B15.1 Class A Distribution Plan between Registrant and John Hancock Funds, Inc.***

  99.B15.2 Class B Distribution Plan between Registrant and John Hancock Funds, Inc.***

  99.B15.3 Class B Distribution Plan between John Hancock Financial Industries Fund and John Hancock Funds, Inc. dated January 14, 1997.+

   99.B16 Working papers showing yield calculation for yield and total return.***

  99.27.1A       John Hancock Financial Industries Fund+
  99.27.2A       John Hancock Regional Bank Fund+
  99.27.2B       John Hancock Regional Bank Fund+
  99.27.3A       John Hancock Disciplined Growth Fund+
  99.27.3B       John Hancock Disciplined Growth Fund+


* Previously filed electronically with post-effective amendment number 32 (file nos. 811-3999 and 2-90305) on February 27, 1995, accession number 0000950135-95-000311.

** Previously filed electronically with post-effective amendment number 33 (file nos. 811-3999 and 2-90305) on December 21, 1995, accession number 0000950146-95-000814.

*** Previously filed electronically with post-effective amendment number 34 (file nos. 811-3999 and 2-90305) on February 28, 1996, accession number 0000950135-96-001219.

**** Previously filed  electronically  with  post-effective  amendment number 36
     (file nos. 811-3999 and 2-90305) on September 3, 1996, accession number 0001010521-96-000152.

+    Filed herewith.